As filed with the Securities and Exchange Commission on March 30, 2023
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

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Soliciting Material under § 240.14a-12

B&G FOODS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Four Gatehall Drive
Parsippany, NJ 07054
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2023
To the Stockholders of B&G Foods, Inc.:
An annual meeting of stockholders of B&G Foods, Inc. will be held on Wednesday, May 17, 2023, at 10:00 a.m. Eastern Time, in a virtual-only format at https://meetnow.global/MSKHTG2, for the following purposes (which are more fully described in the accompanying proxy statement):
1.
to elect ten directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

2.
to conduct an advisory vote on executive compensation, commonly referred to as a “say on pay” vote;

3.
to conduct an advisory vote on the frequency of future “say on pay” votes;

4.
to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2023 (fiscal 2023);

5.
to act upon a proposal to amend our Omnibus Incentive Compensation Plan to increase the number of shares of common stock available for grant under the plan by 5,000,000; and

6.
to transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

The annual meeting will be in a virtual-only format conducted online via live audio webcast. This format has the benefit of improving meeting efficiency and reducing costs. While you will not be able to attend the meeting at a physical location, stockholders will be able to listen, vote and submit questions from their home or any location with internet connectivity. Online access to the webcast will open approximately 15 minutes prior to the start of the annual meeting. Please retain the control number included on the proxy card or voting instructions that accompanied your proxy materials as you will need this number to participate in the meeting.
The board of directors has fixed the close of business on March 21, 2023, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the meeting.
Your vote is important, and you are cordially invited to attend the annual meeting. Whether or not you expect to attend the annual meeting, we encourage you to vote as soon as possible. You may vote by proxy over the Internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend the meeting.
By Order of the Board of Directors,

Scott E. Lerner Secretary
Parsippany, New Jersey
March 30, 2023

i

ii

iii

Four Gatehall Drive
Parsippany, NJ 07054
PROXY STATEMENT
FOR AN ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2023
GENERAL INFORMATION
Why am I receiving these materials?
This proxy statement is provided to the stockholders of B&G Foods, Inc. (“B&G Foods,” “we,” or “our company”) in connection with the solicitation of proxies by our board of directors to be voted at an annual meeting of stockholders to be held in a virtual-only format at https://meetnow.global/MSKHTG2, at 10:00 a.m. Eastern Time, on Wednesday, May 17, 2023, and at any adjournment or postponement of the meeting. Online access to the live audio webcast will open approximately 15 minutes prior to the start of the annual meeting. Stockholders will not be able to attend the annual meeting in person. This proxy statement and the related materials are first being distributed or made available to stockholders on or about March 30, 2023. This proxy statement provides information that should be helpful to you in deciding how to vote on the matters to be voted on at the annual meeting.
What items will be voted on at the annual meeting and what are the board’s recommendations?
Proposal No.	Proposal Summary	Board Recommendation	Page Reference
1	The election of ten directors to hold office until the next annual meeting of stockholders.	FOR	22
2	An advisory proposal on executive compensation, commonly referred to as a “say on pay” proposal.	FOR	53
3	An advisory vote on the frequency of future “say on pay” votes.	FOR EVERY YEAR	54
4	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (fiscal 2023).	FOR	59
5	A proposal to amend our Omnibus Incentive Compensation Plan to increase the number of shares of common stock available for grant under the plan by 5,000,000.	FOR	61
What are included in the proxy materials?
The proxy materials include:
•
our proxy statement for the annual meeting of stockholders; and

•
our 2022 Annual Report.

If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the annual meeting.

What is a proxy statement? What information is contained in this proxy statement?
It is a document that Securities and Exchange Commission (SEC) regulations require us to give you when we ask you to sign a proxy card designating proxies to vote on your behalf. The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, B&G Foods’ board of directors and board committees, the compensation of our directors and executive officers for fiscal 2022 and other required information.
What is a proxy?
It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our officers as proxies for the annual meeting. These two officers are Bruce C. Wacha and Scott E. Lerner.
Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?
We are pleased to be using once again the SEC rule that allows companies to furnish their proxy materials to stockholders over the Internet. As a result, we are mailing to most of our stockholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. We believe that this process allows us to provide our stockholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice. All stockholders who have previously requested paper copies of our proxy materials will continue to receive paper copies by mail.
Why didn’t I receive a notice in the mail about the Internet availability of the proxy materials?
We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies instead of a notice about the Internet availability of the proxy materials.
In addition, we are providing notice of the availability of the proxy materials by email to those stockholders who have previously elected delivery of the proxy materials electronically. Those stockholders should have received an email containing a link to the website where those materials are available and a link to the proxy voting website.
How can I access the proxy materials over the Internet?
The notice of annual meeting, proxy statement and annual report are available at https://materials.proxyvote.com/05508R. Instead of receiving future copies of the proxy materials by mail, most beneficial owners can elect to receive an email that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site. If you received a notice of the Internet availability of proxy materials, that notice will contain additional instructions on how to view our proxy materials on the Internet.
How may I obtain a paper copy of the proxy materials?
Stockholders receiving a notice about the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on that notice. Stockholders receiving notice of the availability of the proxy materials by email will find instructions about how to obtain a paper copy of the proxy materials as part of that email. All stockholders who do not receive a notice or an email will receive a paper copy of the proxy materials by mail.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with B&G Foods’ registrar and transfer agent, Computershare, you are considered a stockholder of record with respect to those shares.
If your shares are held in a brokerage account or bank, you are considered the “beneficial owner” of those shares.
Why is the annual meeting being held in a virtual-only format?
The annual meeting will be in a virtual-only format conducted online via live audio webcast. This format has the benefit of improving meeting efficiency and reducing costs. For the last three years, we have received positive feedback about the virtual format which allows stockholders to participate in more public company annual meetings from any location around the world. While you will not be able to attend the meeting at a physical location, stockholders will be able to listen, vote and submit questions from their home or any location with internet connectivity.
How can I participate in the virtual annual meeting?
The annual meeting will be held in a virtual-only meeting format conducted online via live audio webcast, beginning at 10:00 a.m. Eastern Time, on Wednesday, May 17, 2023. Online access to the webcast will open approximately 15 minutes prior to the start of the annual meeting. Please retain the control number included on the proxy card or voting instructions that accompanied your proxy materials as you will need this number to participate in the meeting. Stockholders will be able to listen, vote and submit questions from their home or any location with internet connectivity. For those unable to attend the annual meeting, a recorded version of the webcast will be made available in the investor relations section of our website for a period of one year after the annual meeting.
Who may attend the annual meeting?
All stockholders that were our stockholders as of the record date (March 21, 2023), or their authorized representatives, may attend the annual meeting.
Attending the Annual Meeting as a Stockholder of Record.   If you were a stockholder of record as of March 21, 2023 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing https://meetnow.global/MSKHTG2 and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received.
Registering to Attend the Annual Meeting as a Beneficial Owner.   If you were a beneficial owner of record as of March 21, 2023 (i.e., you held your shares in “street name” in an account at a brokerage firm, bank or other similar agent), you have two options:
(1)
Register in Advance of the Annual Meeting.   You will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Computershare, at legalproxy@computershare.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached or an image of your legal proxy attached to your email). In the alternative, you can mail your proof of your legal proxy to: Computershare, B&G Foods Legal Proxy, PO Box 43001, Providence, RI 02940-3001. Requests for registration as set forth in this option (1) must be received by Computershare no later than 5:00 p.m. ET on Friday, May 12, 2023. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to https://meetnow.global/MSKHTG2 and enter your control.

(2)
Register at the Annual Meeting.   An industry solution has been developed to allow beneficial holders to register online at the annual meeting to attend, ask questions and vote. We expect that the vast majority of beneficial holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial holders only, and there is no guarantee this option will be available for every type of beneficial holder voting control number. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the annual meeting. In order to ensure you will be able to attend, ask questions and vote at the annual meeting, you may choose the Register in Advance of the Annual Meeting option.
The online meeting will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration procedures as outlined in this proxy statement.
Attending the Annual Meeting as a Guest.   If you would like to enter the meeting as a guest in listen-only mode, click on the “I am a guest” button after entering the Meeting Center at https://meetnow.global/MSKHTG2 and enter the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.
What if I have technical difficulties or trouble accessing the virtual annual meeting?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1 (888) 724-2416.
How can I ask a question during the virtual annual meeting?
Stockholders will be able to submit written questions during the virtual annual meeting about the matters in the agenda to be voted on by the stockholders. Questions that comply with the rules of conduct for the annual meeting and are pertinent to meeting matters will be answered during the meeting, subject to time constraints. The rules of conduct may be accessed from the meeting center page. Following the formal business of the annual meeting, we will hold a question and answer session, during which we intend to answer questions from stockholders that are pertinent to the company. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.
Who is entitled to vote at the annual meeting?
Each holder of record of our common stock at the close of business on March 21, 2023 is entitled to vote at the annual meeting. As of that date, a total of 71,896,853 shares of common stock were outstanding and are eligible to vote at the annual meeting. Each share of our common stock is entitled to one vote per share on all matters with respect to which holders are entitled to vote.
How do I vote?
Your shares may only be voted at the annual meeting if you attend the meeting or are represented by proxy. Whether or not you plan to attend the annual meeting, we encourage you to vote by proxy to assure that your shares will be represented. Voting by proxy will in no way limit your right to vote at the annual meeting if you later decide to attend the meeting. Beneficial owners, however, may vote at the annual meeting only if they have a legal proxy, as described below.
Stockholders of Record.   If you are a stockholder of record, you may vote by proxy by completing the enclosed proxy card and mailing it in the postage-paid envelope provided. In the alternative, stockholders of record may vote at the annual meeting by clicking on the “Cast Your Vote” link on the Meeting Center site.
Beneficial Owners.   If your shares are held in the name of a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

If your shares are held in the name of a broker, bank or other nominee, and you would like to vote at the meeting, you must first obtain a proxy, executed in your favor, from the institution that holds your shares and then register to attend the annual meeting. For registration instructions, see “Who may attend the annual meeting—Registering to Attend the Annual Meeting as a Beneficial Owner” above. At the time of the meeting, go to https://meetnow.global/MSKHTG2 and enter your control number. If you have not already voted your shares in advance, you will be able to vote your shares electronically during the annual meeting.
Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described above.
What can I do if I change my mind after I vote my shares?
Stockholders of Record.   If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by timely submission of a written revocation to our corporate secretary, submission of a properly executed later-dated proxy, or by voting by clicking on the “Cast Your Vote” link on the Meeting Center site at the annual meeting. Attendance at the annual meeting will not by itself constitute a revocation of a proxy.
Beneficial Owners.   If your shares are held in the name of a broker, bank or other holder of record, that institution will instruct you as to how your vote may be changed.
If I am a stockholder of record, how will my shares be voted if I sign, date and return my proxy card? What if I do not specify a choice for a matter when returning my signed proxy card?
All shares entitled to vote that are represented by properly completed proxy cards received prior to the annual meeting and not revoked will be voted at the meeting in accordance with your instructions. If you sign and return a proxy card but do not indicate how your shares should be voted, the shares represented by your properly completed proxy card will be voted:
•
FOR each of the director nominees in Proposal No. 1;

•
FOR the proposal to approve, on an advisory basis, executive compensation;

•
FOR holding the say on pay vote every one year at the annual meeting of stockholders;

•
FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2023;

•
FOR the proposal to amend our Omnibus Incentive Compensation Plan to increase the number of shares of common stock available for grant under the plan by 5,000,000; and

•
in the discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the annual meeting.

What if I am a beneficial owner and do not give voting instructions to my broker?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such bank, broker or nominee depends on the type of item being considered for vote.
Non-Discretionary Items.   The election of directors, advisory say on pay vote, advisory vote on the frequency of holding the say on pay vote and the approval of the amendment to the Omnibus Incentive Compensation Plan are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.
Discretionary Items.   The ratification of the appointment of KPMG LLP as independent registered public accounting firm is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

How will votes be counted?
The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock of our company entitled to vote on a particular matter will constitute a quorum for the purpose of considering that matter. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
For Proposal No. 1, a nominee for director must receive the affirmative vote of a majority of the votes cast with respect to such nominee by the holders of the shares of common stock voting in person or by proxy at the annual meeting. Likewise, each of Proposal Nos. 2, 4 and 5 require the affirmative vote of a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting. For proposal No. 3 regarding the advisory vote on the frequency of future advisory approvals of executive compensation, the frequency option (i.e., every one year, two years or three years) that receives the most votes cast will be considered to be the frequency that has been selected by our stockholders. Abstentions and broker non-votes will not be included in the vote totals and will not affect the outcome of the vote for Proposal Nos. 1 through 5.
Who will count the votes?
A representative of our transfer agent, Computershare, will tally the vote, and will serve as inspector of the annual meeting.
How are proxies being solicited and who will pay for the solicitation of proxies?
We will bear the expense of the solicitation of proxies. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by other means, including telephone, over the Internet or in person. No special compensation will be paid to our directors, officers or employees for the solicitation of proxies. To solicit proxies, we will also request the assistance of brokerage houses, banks and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 17, 2023
The Notice of Annual Meeting, Proxy Statement and 2022 Annual Report are available at https://materials.proxyvote.com/05508R.

CORPORATE GOVERNANCE
Code of Business Conduct and Ethics; Corporate Governance Guidelines; Board Committee Charters
B&G Foods is committed to conducting every aspect of our business in an ethical, open and honest manner and in full compliance with the law, both in letter and in spirit. Our code of business conduct and ethics applies to all of our employees, officers and directors, including our chief executive officer, our chief financial officer and our chief accounting officer, and lays out guidelines for our employees, officers and directors to follow as they conduct business on behalf of our company. We have also adopted corporate governance guidelines, which, together with our certificate of incorporation, bylaws and board committee charters, form the framework for the corporate governance of B&G Foods.
The full text of the code of business conduct and ethics as well as our corporate governance guidelines, audit committee charter, compensation committee charter, corporate social responsibility committee charter, nominating and governance committee charter and risk committee charter are available at https://www.bgfoods.com/investor-relations/governance/documents. We intend to disclose any amendment to, or waiver from, a provision of the code of business conduct and ethics that applies to our chief executive officer or chief financial officer in the investor relations section of our web site. Stockholders may request free printed copies of the code of business conduct and ethics, corporate governance guidelines and the board committee charters by writing to: B&G Foods, Inc., Attention: Corporate Secretary, Four Gatehall Drive, Parsippany, NJ 07054 or corporatesecretary@bgfoods.com.
Role of the Board of Directors
In accordance with the General Corporation Law of the State of Delaware and our certificate of incorporation and our bylaws, our business, property and affairs are managed under the direction of the board of directors. Although our directors are not involved in our day-to-day operating details, they are kept informed of our business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by our officers at meetings of the board of directors and committees of the board of directors.
Board Leadership Structure
Historically, we have separated the roles of chair of the board of directors and chief executive officer. Separating these roles allows our chief executive officer to focus on the day-to-day management of our business and our chair of the board, an independent director, to lead the board and focus on providing advice and independent oversight of management. Given the time and effort that is required of each of these positions and our preference to have an independent director lead our board, we currently believe it is best to separate these roles. In March 2014, we amended our corporate governance guidelines to make this separation of roles mandatory.
Meetings of the Board of Directors
During the fiscal year ended December 31, 2022 (fiscal 2022), the board of directors held six meetings. Each of the directors attended at least 75% of the aggregate of all meetings held by the board of directors and each committee of the board of directors on which he or she served during fiscal 2022, in each case held during the period for which he or she was a director and committee member. Our non-management directors meet regularly (at least quarterly) in executive session of the board without management directors or employees present, and our independent directors meet in executive session at least once annually. The chair of the board of directors (or, in the chair’s absence or if the chair is not an independent director, another independent director designated by the non-management directors) presides over executive sessions of the non-management directors and the independent directors.
Communication with the Board of Directors; Director Attendance at Annual Meetings
Stockholders, employees and all other interested parties may communicate with a member or members or committee of the board of directors by addressing their correspondence to the board member or members or committee c/o Corporate Secretary, B&G Foods, Inc., Four Gatehall Drive, Parsippany, NJ 07054 or by

email to corporatesecretary@bgfoods.com. Our corporate secretary will review the correspondence and will determine, in his good faith judgment, which stockholder communications will be relayed to the board of directors, any committee or any director. Our corporate secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. Subject to the foregoing, mail addressed to “board of directors” or “non-management directors” will be forwarded to the chair of the board.
Recognizing that director attendance at our annual meetings can provide our stockholders with a valuable opportunity to communicate with board members about issues affecting our company, we encourage our directors to attend each annual meeting of stockholders. All directors attended the 2022 annual meeting and we anticipate that all directors will attend the 2023 annual meeting.
Director Independence
In making independence determinations, the board of directors observes all criteria for independence established by the SEC, the New York Stock Exchange and other governing laws and regulations. The board considers all relevant facts and circumstances in making an independence determination. In accordance with our corporate governance guidelines, to be considered independent:
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the director must meet the bright-line independence tests under the listing standards of the New York Stock Exchange; and

•
the board must affirmatively determine that the director otherwise has no material relationship with our company either directly or as a partner, shareholder or officer of an organization that has a relationship with our company.

The board of directors, through its nominating and governance committee, annually reviews all relevant business relationships any director may have with our company. As a result of its annual review, the board has affirmatively determined that each of the following directors meets the independence tests under the listing standards of the New York Stock Exchange and applicable SEC Rules, none of the following directors has a material relationship with the company and, as a result, such directors are independent: Stephen C. Sherrill, DeAnn L. Brunts, Debra Martin Chase, Charles F. Marcy, Robert D. Mills, Dennis M. Mullen, Cheryl M. Palmer and Alfred Poe. The board has determined that David L. Wenner, our former President and Chief Executive Officer and former Interim President and Chief Executive Officer, meets the independence tests under the listing standards of the New York Stock Exchange and applicable SEC Rules, however, the board is considering whether to apply a more stringent standard for former chief executive officers and therefore has not yet designated Mr. Wenner as an independent director.
Director Age Limit
In accordance with our corporate governance guidelines, no director may stand for election to the board after reaching the age of 75.
Committees of the Board of Directors
The board of directors has five standing committees: an audit committee, a compensation committee, a corporate social responsibility committee, a nominating and governance committee and a risk committee. The following table sets forth the members of each committee and the number of meetings held during fiscal 2022 for each of the board’s committees:

	Audit	Compensation	Corporate Social Responsibility	Nominating and Governance	Risk
Number of Meetings:	6	6	4	3	5
Name:
Stephen C. Sherrill		+
DeAnn L. Brunts	Chair			☑	☑
Debra Martin Chase			Chair	☑
Kenneth C. Keller
Charles F. Marcy	☑	☑			☑
Robert D. Mills		☑	☑		☑
Dennis M. Mullen.	☑			Chair
Cheryl M. Palmer		☑		☑	Chair
Alfred Poe	☑	Chair
David L. Wenner			☑		☑

+
Mr. Sherrill, as independent Chair of the Board, is an ex-officio non-voting, non-paid member of the compensation committee.

Audit Committee

DeAnn Brunts, Chair	Charles F. Marcy	Dennis M. Mullen	Alfred Poe
The principal duties and responsibilities of our audit committee are as follows:
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to serve as an independent and objective party to monitor our financial reporting process and internal control systems;

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to review and appraise the audit efforts of our independent registered public accounting firm and exercise ultimate authority over the relationship between us and our independent registered public accounting firm; and

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to provide an effective, open avenue of communication among the independent registered public accounting firm, financial and senior management and the board of directors.

The audit committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. Each director who serves on the audit committee is independent under the listing standards of the New York Stock Exchange and as that term is used in Section 10A(m)(3) of the Securities Act of 1934, as amended. The board of directors has determined that Ms. Brunts and Messrs. Marcy, Mullen and Poe each qualify as an audit committee financial expert as that term is defined by applicable SEC regulations, and has designated each as an audit committee financial expert.
The audit committee operates under a written charter adopted by the board of directors. A copy of the charter is available at the investor relations section of our website at https://www.bgfoods.com/investor-relations/governance. The report of the audit committee begins on page 57 of this proxy statement.

Compensation Committee

Alfred Poe, Chair	Charles F. Marcy	Robert D. Mills	Cheryl M. Palmer	Stephen C. Sherrill*
* ex officio member
The principal duties and responsibilities of the compensation committee are as follows:
•
to discharge the board of directors’ responsibilities relating to the compensation of our executive officers and directors; and

•
to have overall responsibility for evaluating and approving our executive officer and director compensation plans, policies and programs, as well as any equity-based compensation plans and policies.

Each director who serves on the compensation committee is independent under the listing standards of the New York Stock Exchange and the Internal Revenue Code of 1986, as amended (which we refer to in this proxy statement as the Internal Revenue Code), with respect to compensation committees. The compensation committee operates under a written charter adopted by the board of directors, a copy of which is available at the investor relations section of our website at https://www.bgfoods.com/investor-relations/governance. The report of the compensation committee is on page 40 of this proxy statement.
Corporate Social Responsibility Committee

Debra Martin Chase, Chair	Robert D. Mills	David L. Wenner
The principal duties and responsibilities of the corporate social responsibility committee are as follows:
•
to oversee the development of, and review, assess and discuss, as and when appropriate, with management, our company’s policies and practices related to corporate social responsibility, including, our company’s (a) diversity, equity and inclusion efforts; (b) environmental and sustainability efforts; (c) philanthropic activities and charitable contributions; and (d) community relations;

•
to ensure that our company’s business strategy and implementation is consistent with its corporate social responsibility policies and goals, and that corporate social responsibility is an integral aspect of the business strategic planning process; and

•
to review and evaluate management’s implementation of our company’s overall corporate social responsibility strategy, including identification, assessment and monitoring of and response to our company’s major corporate social responsibility priorities, policies and goals.

The corporate social responsibility committee operates under a written charter adopted by the board of directors, a copy of which is available at the investor relations section of our website at https://www.bgfoods.com/investor-relations/governance.

Nominating and Governance Committee

Dennis M. Mullen, Chair	DeAnn L. Brunts	Debra Martin Chase	Cheryl M. Palmer
The principal duties and responsibilities of the nominating and governance committee are as follows:
•
to assist the board of directors by identifying individuals qualified to become board members and members of board committees, to recommend to the board of directors nominees for the next annual meeting of stockholders, and to recommend to the board of directors nominees for each committee of the board of directors;

•
to lead the board of directors in its annual review of the board’s and management’s performance;

•
to monitor our corporate governance structure;

•
to aid the board in fulfilling its responsibility for succession planning for our chief executive officer and other executive officers; and

•
to periodically review and recommend to the board of directors any proposed changes to the corporate governance guidelines applicable to us.

Each director who serves on the nominating and governance committee is independent under the listing standards of the New York Stock Exchange with respect to nominating and governance committees. The nominating and governance committee operates under a written charter adopted by the board of directors, a copy of which is available at the investor relations section of our website at https://www.bgfoods.com/investor-relations/governance.
Risk Committee

Cheryl M. Palmer, Chair	DeAnn L. Brunts	Charles F. Marcy	Robert D. Mills	David L. Wenner
The principal duties and responsibilities of the risk committee are as follows:
•
to oversee the development of, and review, assess and discuss, as and when appropriate, with management, our company’s policies and processes related to enterprise risk assessment, management, reporting and response, including limits and tolerances, risk roles and responsibilities, risk appetite and profile, and risk mitigation decisions;

•
to ensure that our company’s business strategy and implementation are consistent with our risk policies, appetite and profile and that risk assessment and review of organizational capabilities are integral aspects of the business strategic planning process;

•
to ensure that our company’s acquisition and divestiture strategy and post-transaction integration and transition planning are consistent with our risk policies, appetite and profile, and that risk assessment and review of organizational capabilities are integral aspects of the acquisition and divestiture process;

•
to review and evaluate management’s implementation of our company’s risk strategy, including identification, assessment and monitoring of and response to our company’s major risks;

•
to review strategic risks and opportunities as identified by our company’s strategic risk assessment and other processes, including those resulting from competitive activity; consumer demography and preferences; industry disruption and channel shifts; food safety; litigation; government/legislative activities; macroeconomic and capital market conditions; acquisitions and divestitures; capital market and other financing transactions; crisis management; and information technology, including disaster recovery, cybersecurity and data privacy;

•
to review reports prepared by management on selected risk topics as the risk committee deems appropriate from time to time; and

•
to, at the request of our company’s general counsel or disclosure committee, review our company’s disclosures regarding risk in our company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

The risk committee operates under a written charter adopted by the board of directors, a copy of which is available at the investor relations section of our website at https://www.bgfoods.com/investor-relations/governance.
The Board’s Role in Risk Oversight
Management is responsible for the day-to-day risks our company faces. Our board of directors is responsible for:
•
ensuring that management has implemented an appropriate system to manage these risks, i.e., to identify, assess, mitigate, monitor, and communicate about these risks; and

•
providing effective risk oversight through the board’s committee structure and oversight processes.

Beyond these fundamental responsibilities for risk oversight, our board concentrates on the broader implications of our strategic plans and allows the committees to focus on specific areas of risk. Our directors, through their risk oversight role, attempt to satisfy themselves that the risk management processes designed and implemented by the company’s executive officers and other senior managers are consistent with the company’s corporate strategy and are functioning as directed.
The board believes that full and open communication between management and the board of directors is essential for effective risk management and oversight. Our executive officers attend our quarterly board meetings. In addition to making quarterly presentations at such meetings regarding our operations, our executive officers are available to discuss any questions or concerns raised by the board relating to risk management and any other matters.
While the board is ultimately responsible for risk oversight at our company, our board committees assist the board in fulfilling its oversight responsibilities in certain areas of risk.
Audit Committee.   In accordance with its charter, the audit committee is required to, among other things, focus on the reasonableness of control processes for identifying and managing key business, financial and regulatory reporting risks. The audit committee is also mandated by its charter to discuss with management our company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including, as required by the New York Stock Exchange, our risk assessment and risk management policies. The audit committee monitors our company’s credit risk, liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management, external auditors and the firm that is responsible for our company’s internal audit function.
Compensation Committee.   The compensation committee assists the board in fulfilling its oversight responsibilities with respect to the evaluation and management of risks arising from our compensation policies and programs. As a result of its evaluation, the compensation committee has concluded that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on our company.
Corporate Social Responsibility Committee.   The corporate social responsibility committee assists the board in fulfilling its oversight responsibilities with respect to the evaluation and management of risks associated with social and public policy matters that may affect the company’s business, strategy, operations or reputation, including, risks relating to our diversity, equity and inclusion efforts; environmental and sustainability efforts; philanthropic activities and charitable contributions; and community relations.
Nominating and Governance Committee.   The nominating and governance committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with corporate governance, including board structure, size, membership and succession planning for our directors and executive officers.
Risk Committee.   The risk committee assists the board in fulfilling its oversight responsibilities with respect to risk as described above under “Committees of the Board of Directors—Risk Committee.”
Director Nominations
The nominating and governance committee will consider recommendations for directorships submitted by our stockholders. Stockholders who wish the nominating and governance committee to consider their recommendations for nominees for the position of director should submit their recommendations, in accordance with the procedures set forth in our bylaws, in writing to: Corporate Secretary, B&G Foods, Inc., Four Gatehall Drive, Parsippany, NJ 07054. In order to be considered for inclusion in the proxy statement and form of proxy for the annual meeting of stockholders to be held in 2024, the stockholder’s notice must be received by our company not less than 120 days nor more than 150 days before the first anniversary of the date of this proxy statement.
For nominations, such stockholder’s notice shall set forth: (1) as to each person, whom such stockholder proposes to nominate for election or re-election as a director: (A) all information relating to such person that would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, (B) the written consent of the nominee to being named as a nominee in any proxy statement relating to the annual meeting and to serving as a director if elected and a completed and signed representation and agreement as required by Section 1.1.5 of our bylaws and (C) any information that such person is required to disclose pursuant to clause (iii) of Section 1.2.1 of our bylaws and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (A) the name and address of such stockholder, as they appear on our books, and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class and number of shares of capital stock of our company which are beneficially owned (as defined in our bylaws) and owned of record by such stockholder and owned by the beneficial owner, if any, on whose behalf the nomination is made as of the date of the notice, and a representation that such stockholder shall notify our company in writing within five business days after the record date for such meeting of the class and number of shares of capital stock of our company beneficially owned by such stockholder or beneficial owner as of the record date for the meeting, (C) a written representation (from the stockholder giving notice) that such stockholder is the holder of record of shares of our company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination or nominations, (D) a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder or the beneficial owner, if any, on whose behalf the nomination is made and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to such stockholder or the beneficial owner, if any, on whose behalf the nomination is made) and a representation that such stockholder shall notify our company in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (E) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder or the beneficial owner, if any, on whose behalf the nomination is made or any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes of any class of our company’s capital stock for, or maintain, increase or decrease the voting power of such stockholder or the beneficial owner, if any, on whose behalf the nomination is made or any of their affiliates or associates with respect to shares of stock of our company and a representation that such stockholder shall notify our company in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (F) a representation that such stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least 67% of the voting power of our company’s outstanding capital stock entitled to vote in the election of directors and (G) all other information required under Rule 14a-19 under the Exchange Act. Stockholders and nominees must also comply with the other notice and other requirements specified in our bylaws.
In its assessment of each potential candidate, the nominating and governance committee will review the nominee’s professional ethics, integrity and values, judgment, experience, independence, diversity, commitment to representing the long-term interests of the stockholders, understanding of our company’s industry or other related industries and such other factors the nominating and governance committee determines are pertinent in light of the current needs of the board of directors.
Nominees may also be recommended by directors, members of management, or, in some cases, by a third party firm. In identifying and considering candidates for nomination to the board, the nominating and governance committee considers, in addition to the requirements described above and set out in its charter, quality of experience, our needs and the range of knowledge, experience and diversity represented on the board. Each director candidate will be evaluated by the nominating and governance committee based on the same criteria and in the same manner, regardless of whether the candidate was recommended by a company stockholder or by others.
In selecting a director nominee, the nominating and governance committee focuses on skills, viewpoints, expertise or background that would complement the existing board. The nominating and governance committee seeks to identify candidates representing diverse backgrounds and diverse experience at policy-making levels in business, management, marketing, finance, human resources, communications and other areas that are relevant to our activities.
Our nominating and governance committee works together with our corporate social responsibility committee to ensure that our director selection process is consistent with our diversity, equity and inclusion efforts and objectives. Our nominating and governance committee seeks to achieve diversity within the board and adheres to our company’s philosophy of maintaining an environment free from discrimination on the basis of race, color, religion, national origin, gender, gender identity, age, disability, marital status, sexual orientation, veteran status or any protected category under applicable law. The director nomination process is designed to provide that the board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of our company. Accordingly, the nominating and governance committee is committed to actively seeking highly qualified women and members of underrepresented groups, as well as candidates with diverse backgrounds, skills and experiences, to include in the pool from which board nominees are chosen.
The board believes that while diversity and variety of experiences and viewpoints represented on the board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, religion, disability, age, gender, national origin or sexual orientation or identity. Instead, decisions by the board regarding director nominees and continued service of directors are made based on expected contributions to the board in furtherance of the interests of our stockholders.
The nominating and governance committee will also take into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to our company. In the case of a recommendation submitted by a stockholder, after full consideration, the stockholder proponent will be notified of the decision of the nominating and governance committee.
The nominating and governance committee will conduct the appropriate and necessary inquiries with respect to the backgrounds and qualifications of all director nominees. The nominating and governance committee will also review the independence of each candidate and other qualifications of all director candidates, as well as consider questions of possible conflicts of interest between director nominees and our company. After the nominating and governance committee has completed its review of a nominee’s qualifications and conducted the appropriate inquiries, the nominating and governance committee will make a determination whether to recommend the nominee for approval by the board of directors. If the nominating and governance committee decides to recommend the director nominee for nomination by the board of directors and such recommendation is accepted by the board, the form of our proxy solicitation will include the name of the director nominee.
Director Compensation
Employee directors do not receive any separate compensation for their board activities. Each of our non-employee directors receives an annual fee payable in cash or, at the director’s election, stock options issued under our Omnibus Plan. In addition, to ensure that our non-employee directors have an ownership interest aligned with our stockholders, each non-employee director also receives an annual grant of shares of our common stock issued under our Omnibus Plan. Members of our board committees receive an additional annual fee for each committee on which they serve. Our directors are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the board of directors or board committees.
Based upon recommendations from the compensation committee, the board did not implement any changes to board compensation for the period from June 2022 to May 2023 and has decided not to implement any changes to board compensation for the period from June 2023 to May 2024. The compensation committee made such recommendations after reviewing director compensation surveys. A summary of our director compensation program is summarized in the table below:
Compensation Element	2023/2024 Compensation
	(June 2023 - May 2024)(1)

General Board Service—Cash(2)
Annual Fee—Chair	$165,000
Annual Fee—Other Members	$75,000
General Board Service—Equity
Approximate value of shares of common stock granted annually	$130,000
Number of shares
Determined by dividing $130,000 by the thirty day average of the closing price of our common stock on the first business day of the calendar month immediately following the annual meeting of stockholders. Shares are issued on that day.

Vesting schedule	Shares vest immediately upon grant.
Committee Service—Cash
	Audit Committee	Compensation Committee	Corporate Social Responsibility Committee	Nominating & Governance Committee	Risk Committee
Annual Fee—Chair	$25,000	$20,000	$20,000	$20,000	$20,000
Annual Fee—Other Members	$15,000	$15,000	$15,000	$15,000	$15,000

(1)
For ease of administration the board service payment calendar runs from June through May. However, the June through May board service payments include compensation for services rendered upon election or re-election to the board at the annual meeting of stockholders in late May until the next annual meeting of stockholders the following May.

(2)
The annual board service fee (or any portion thereof), currently payable to the Chair of the Board and each of the other non-employee directors in cash, may at each non-employee director’s option, be paid in cash or an equivalent amount of options, provided that such election is made by continuing directors not later than December 31st of the calendar year prior to the payment of such annual board service fee and by newly elected directors not later than two days after such newly elected director’s election to the board.

During fiscal 2022, our non-employee directors received the following compensation:
Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Stephen C. Sherrill	$16,500	$116,881	$165,000	—	—	—	$298,131
DeAnn L. Brunts	$130,000	$116,881	—	—	—	—	$246,881
Debra M. Chase	$110,000	$116,881	—	—	—	—	$226,881
Charles F. Marcy	$120,000	$116,881	—	—	—	—	$236,881
Robert D. Mills	$120,000	$116,881	—	—	—	—	$236,881
Dennis M. Mullen.	$110,000	$116,881	—	—	—	—	$226,881
Cheryl M. Palmer	$125,000	$116,881	—	—	—	—	$241,881
Alfred Poe	$110,000	$116,881	—	—	—	—	$226,881
David L. Wenner	$105,000	$116,881	—	—	—	—	$221,881

(1)
The “Stock Awards” column shows the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. On June 1, 2022, each non-employee director received 5,197 shares of our common stock for his or her annual equity grant.

(2)
The “Option Awards” column shows the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. These amounts do not necessarily represent the actual value realized by each director. The stock option values were calculated using the Black-Scholes option pricing model. For discussion of the assumptions used in these valuations, see Note 15 of the notes to our consolidated financial statements in our 2022 annual report.

Each of our non-employee directors is given the option to receive all or a portion of his or her annual board service fee in cash or an equivalent amount of stock options. Prior to December 31, 2021, Mr. Sherrill elected to receive all $165,000 of his annual board service fee in stock options. On June 1, 2022, Mr. Sherrill received 44,239 stock options at an exercise price of $22.49 per share. The stock options vest in their entirety on June 1, 2023.
Non-Employee Director Stock Ownership Guidelines.   In February 2012, our board of directors adopted stock ownership guidelines for our non-employee directors to further align the interests of our non-employee directors with the interests of our stockholders. As originally adopted, each non-employee director was required to own our common stock in an amount equal to three times his or her annual cash board service fee. During the fourth quarter of 2018, our board of directors increased that requirement to an amount equal to four times each non-employee director’s annual cash board service fee. Non-employee directors are required to achieve the relevant ownership threshold within five years after first becoming subject to the guidelines. If there is a significant decline in our stock price that causes a non-employee director’s holdings to fall below the applicable threshold, the director will not be required to purchase additional shares to meet the threshold, but such director may not sell or transfer any shares until the threshold has again been achieved. All of our non-employee directors who have been in their position for five years or longer own more than sufficient shares to satisfy our guidelines. Our nominating and governance committee plans to review these guidelines on an annual basis.

OUR PEOPLE, OUR CULTURE AND OUR CORE VALUES
Our People
As of December 31, 2022, our workforce consisted of 3,085 employees. Of that total, 2,661 employees were engaged in manufacturing, 144 were engaged in marketing and sales, 165 were engaged in warehouse and distribution and 115 were engaged in administration. Approximately 57.0% of our employees, located at six manufacturing facilities in the United States and one manufacturing facility in Mexico, are covered by collective bargaining agreements. For more information about our people and our human capital management, please see pages 11 to 14 of our 2022 annual report.
Our Culture
We love food and bringing our family of brands to our consumers and their families. We have fire in our bellies, are energized by new challenges and pursue excellence in everything we do. We believe in teamwork, have a common desire to be part of something big, and share a commitment to stay humble even as we continue to grow.
Our Core Values
At B&G Foods, we are committed to providing quality products and observing high ethical standards in the conduct of our business. Together with our predecessors, we have been doing so since the 1800s.
Our core values—passion; food safety and quality; diversity, equity and inclusion; integrity and accountability; customer and consumer focus; safety and health at work; collaboration; and empowerment— have been critical to our success.
Passion We love food and bringing our family of brands to you and your family. We pursue excellence in everything we do. We are energized by new challenges.	Food Safety & Quality We make food safety our number one priority. We are committed to providing great-tasting, high-quality and safe foods to you and your family.

Integrity & Accountability
We are ethical, honest and transparent. We hold ourselves accountable for our decisions and actions. We believe in being a good corporate citizen, and we do the right thing because we care.

Diversity, Equity and Inclusion
We embrace diversity and value the similarities and differences of our employees. We leverage diverse backgrounds and perspectives to achieve outstanding results. We are committed to fostering an equitable and inclusive work environment where all employees have the opportunity to share their ideas, grow with our company, and realize their full potential.

Customer & Consumer Focus We strive to consistently exceed our customers’ and consumers’ expectations. We proactively seek customer and consumer insights. We deliver what we promise.
Collaboration
We believe in team first, individuals second. We believe in timely and personal communication. We support each other professionally and personally without being asked. We leverage diverse backgrounds and perspectives to achieve outstanding results.

Safety & Health at Work
We are committed to ensuring the health and safety of our employees and expect the same from our supply chain partners. We are committed to preventing accidents, injuries and illnesses related to the workplace

Empowerment
We enable and encourage our employees to grow, excel and realize their full potential. We strive to hire people more talented than we are. We empower our people to make the decisions needed today, and prepare them for even bigger decisions they will make in the future.

Compliance and Ethics
Our Code of Business Conduct and Ethics, referred to as our Code, serves as a guide for all directors, officers, employees and representatives of B&G Foods in our daily interactions with our customers, consumers, stockholders, regulatory agencies, supply chain partners and fellow employees. We provide annual and periodic training and educational materials to our employees on our Code, raising and resolving ethical issues, ethical decision making and on various other compliance and ethics topics.
CORPORATE SOCIAL RESPONSIBILITY
At B&G Foods, we’re also passionate about supporting our employees and giving back to the communities where we live and work. During 2020 our board of directors established a board-level corporate social responsibility committee to demonstrate our commitment to corporate social responsibility and to oversee our efforts.
We plan to continue to enhance our public disclosures regarding the steps we have been taking over the years to enhance our corporate social responsibility efforts and to minimize our impact on the environment, including our sustainability goals and the progress we have been making to achieve those goals. See “—Additional Information” below. Following is a brief overview of our approach to certain key corporate social responsibility topics.
Diversity, Equity and Inclusion (DEI)
We embrace diversity and value the similarities and differences of our employees. We leverage diverse backgrounds and perspectives to achieve outstanding results. We are committed to fostering an equitable and inclusive work environment where all employees have the opportunity to share their ideas, grow with our company, and realize their full potential.
The tables below provide information regarding the percentages of our employees who are female or from underrepresented groups as compared to our overall employee population and our leadership. The tables also set forth our five-year goals (established in January 2022) to increase the representation of women and members of underrepresented groups in both our general employee population and our leadership.
Female Talent as a Percentage of Employees
	Fiscal Year Ended			Goal
	December 31, 2022	January 1, 2022	January 2, 2021	By 2027
All Employees	33%	34%	33%	50%
Corporate	54%	53%	53%
Manufacturing, Warehouse and Distribution	28%	29%	29%
All Leadership Employees	28%	28%	27%	38%
Corporate Leadership(1)	39%	34%	31%
Manufacturing, Warehouse and Distribution Leadership(2)	24%	26%	26%
Underrepresented Talent(3) as a Percentage of Employees
	Fiscal Year Ended			Goal
	December 31, 2022	January 1, 2022	January 2, 2021	By 2027
All Employees	38%	32%	30%	35%
Corporate	21%	21%	20%
Manufacturing, Warehouse and Distribution	42%	35%	32%
All Leadership Employees	25%	18%	17%	28%
Corporate Leadership(1)	6%	10%	10%
Manufacturing, Warehouse and Distribution Leadership(2)	31%	21%	20%

(1)
Corporate leadership includes corporate employees at director-level and above.

(2)
Manufacturing, warehouse and distribution leadership includes manufacturing, warehouse and distribution employees supervisor/manager-level and above.

(3)
Underrepresented talent refers to groups who have been denied access and/or suffered past institutional discrimination in the United States and, according to the Census and other federal measuring tools, includes African Americans, Asian Americans, Hispanics or Chicanos/Latinos, and Native Americans. This is revealed by an imbalance in the representation of different groups in common pursuits such as education, jobs, and housing, resulting in marginalization for some groups and individuals and not for others, relative to the number of individuals who are members of the population involved.

We have significantly increased our focus on DEI and are committed to achieving measurable improvements in results. As such, we have recently undertaken several DEI actions and initiatives, including:
In July 2020, our board of directors formed a corporate social responsibility committee that has been tasked with, among other things, oversight responsibility for our DEI efforts. Additionally, in January 2021, we formed a DEI council. The DEI Council consists of a cross-section of employees with different professional and personal backgrounds and experiences. The primary purpose of the DEI council is to provide input and guidance regarding our company’s DEI goals, strategy, metrics, initiatives, approach and communications and to partner with our company’s executive leadership team, human resources department and other employees to plan and implement DEI-related initiatives.
In January 2021, we hired a third-party DEI consultant to help us further develop our DEI strategy and priorities, educate and increase our self-awareness, assess our internal demographics and work practices, and provide guidance to our board of directors, corporate social responsibility committee, DEI council and management as we continue to make progress on our DEI efforts. In January 2022, we established five-year DEI goals, which are reflected in the tables above and about which we expect to report at least annually.
We are also working on DEI efforts in our supply chain. We are encouraging our business leaders to work closely with our procurement team to identify diverse suppliers so that they are provided with meaningful opportunities to compete for our business and so that we can expand our outreach and support to small- and large-scale suppliers from underrepresented communities.
Discrimination and Harassment
As set forth in our Code and our discrimination and harassment policy, we have a zero-tolerance policy on discrimination and harassment and have several methods under which employees can report incidents, including an online and telephone hotline through which employees can report any discrimination and harassment or any other compliance and ethics concerns confidentially or anonymously and without fear of reprisal.
Human Rights
Consistent with the requirements of our Code, our core values and our human rights policy, we respect the personal dignity and individual worth of every human being. At B&G Foods, it is the responsibility of each of our employees to maintain a work culture that supports human rights. Likewise, in establishing and maintaining relationships with our supply chain partners and other business partners, we expect the same commitment to high ethical standards and compliance with applicable laws, including those relating to human rights. We are committed to compliance with all applicable laws and regulations with respect to human rights, and our respect for the protection and preservation of human rights is guided by the principles set forth in the United Nations Universal Declaration of Human Rights. We have and will continue to communicate to our employees, supply chain partners and other stakeholders our commitment to human rights through our Code, our supplier code of conduct and our human rights policy.
Safety & Health at Work
We are committed to ensuring the health and safety of our employees and expect the same from our supply chain partners. We are committed to preventing accidents, injuries and illnesses related to the workplace. In January 2021, we adopted a new environmental, health and safety policy that, among other things, provides that we hold our leadership accountable for providing and maintaining safe and healthful working conditions; insist that no manufacturing facility, warehouse, office, or department will be considered properly managed regardless of its proficiency in other areas unless it maintains a safe and healthful work environment; and mandating that safety is a condition of employment and holding every employee accountable for following all prescribed work safety practices and procedures. To promote safety and health at work, we provide monthly safety and health training and assessments as well as annual internal and third-party safety and health audits.
Responsible Sourcing
We also believe that a strong relationship with our suppliers, one that is ethical, honest and transparent, is consistent with our core values and is essential to ensuring our company’s success. Accordingly, we adopted a new supplier code of conduct in 2019 to communicate the expectations we have of our suppliers and to ensure that the suppliers we do business with adhere to the highest standards of ethics, integrity and compliance with the law. For purposes of our supplier code of conduct, “suppliers” include all suppliers, vendors, contractors, consultants, agents and other providers of goods or services to B&G Foods or any of our subsidiaries anywhere in the world. A copy of our supplier code of conduct is available at https://www.bgfoods.com/about/responsibility.
Environmental Sustainability
As part of our commitment to being a good corporate citizen, we consider environmental sustainability to be an important strategic focus area. For instance, our manufacturing operations have a variety of initiatives in place to reduce energy usage, conserve water, improve wastewater management, reduce packaging and where possible use recycled and recyclable packaging. We evaluate and modify our manufacturing and other processes on an ongoing basis to mitigate risk and further reduce our impact on the environment, conserve water and reduce waste.
In January 2022, we established five-year environmental sustainability goals. By 2027, we are striving to have 100% of our packaging be reusable, recyclable, compostable or biodegradable, and for 50% of our packaging to consist of recycled content. By 2027, we also aim to reduce energy usage at our manufacturing facilities by 25% and water usage by 10% and achieve “zero waste” to landfill.
Philanthropy Principles
In January 2022, we adopted philanthropy principles that include promoting food security, supporting the communities where B&G Foods employees live and work, and accelerating diversity in the culinary arts.
Promoting Food Security.   As a leading manufacturer of high quality, well known food brands, we believe we can make a difference in the community by supporting causes and organizations that promote food security and education to ensure those in need have access to safe and nutritious food.
In 2022 we announced a philanthropic partnership with America’s Grow-a-Row (AGAR), a not-for-profit organization that grows and gleans fresh, healthy fruits and vegetables that are donated to those suffering from hunger or living in areas that lack reliable access to fresh, affordable produce. In February 2023, we donated $250,000 to AGAR, which will result in the planting, growing, harvesting and distribution of 1.25 million servings of fresh produce to communities in need across the United States.
Supporting the Communities Where We Live And Work.   At B&G Foods, we combine our passion for food with our passion for supporting and giving back to the community. We donate food, money and our time and expertise to various causes and charitable efforts at the corporate, brand and local levels, and encourage our employees to do the same. Through these efforts we strengthen, educate and feed our hometown communities across North America.
Accelerating Diversity In The Culinary Arts.   Food is a universal language, and we believe the culinary arts are made infinitely more powerful through a diverse blend of people and perspectives. As part of our ongoing commitment to diversity, equity and inclusion, we offer culinary arts scholarships to cultivate the talents of underrepresented students to maximize their impact in the culinary world.
In 2021, we founded the B&G Foods Culinary Leaders of Tomorrow Scholarship at The Culinary Institute of America (CIA) to support individuals from diverse backgrounds in their pursuits of culinary careers. With a goal of making culinary education and employment more accessible to all, the B&G Foods Culinary Leaders of Tomorrow Scholarship awards five $10,000 grants to eligible students at the CIA each year with a total commitment of $1,000,000 in scholarships over eight years. Scholarship recipients who continue their education in good standing will receive the award each year until graduation.
Additional Information
For more information about some of our key corporate social responsibility environmental sustainability initiatives, including initiatives relating to zero waste, water conservation, reforestation, energy reduction, animal welfare and community support, please see https://www.bgfoods.com/about/responsibility. Copies of our Code, our supplier code of conduct, our human rights policy, our environmental, health and safety policy, our philanthropy principles and our water stewardship policy, are also available at https://www.bgfoods.com/about/responsibility. The information contained on our website is not part of, and is not incorporated in, this or any other report we file with or furnish to the SEC.

PROPOSAL NO. 1—ELECTION OF DIRECTORS
Introduction
Our company’s bylaws provide for the annual election of directors. Upon the recommendation of our nominating and governance committee, our board of directors has nominated for re-election each of our current directors.
At the annual meeting, the ten nominees for director are to be elected to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the board of directors), proxies will be voted for such substitute as designated by the board of directors.
Director Nominees
For each of the ten director nominees standing for election, the following sets forth certain biographical information, including a description of their business experience during at least the past five years and the specific experience, qualifications, attributes or skills that qualify them to serve as directors of B&G Foods and/or members of the board committees on which they serve. For further information, about how director nominees are selected, see “Corporate Governance—Director Nominations” above.
Stephen C. Sherrill, 69, Chair of the Board of Directors:   Stephen Sherrill has been a director since B&G Foods’ formation in 1996 and has been Chair since 2005. Mr. Sherrill is a founder and has been a Managing Director of Bruckmann, Rosser, Sherrill & Co., Inc. (BRS) since its formation in 1995. BRS was the controlling stockholder of B&G Foods from its formation in 1996 until its initial public offering in 2004. Mr. Sherrill was an officer of Citicorp Venture Capital from 1983 until 1994. Prior to that, he was an associate at the New York law firm of Paul, Weiss, Rifkind, Wharton & Garrison. Mr. Sherrill currently serves as a director of BRS Outdoor Holdings LLC (the owner of the Gamo and Daisy airgun brands) and Organika Health Products Inc. Mr. Sherrill has previously served as a director of, among others, Royal Robbins, Inc., Ruth’s Chris Steak House, Inc., Remington Arms Company, Inc., Reliance Electric Company and Zatarain’s Brands Inc.
Mr. Sherrill has many years of experience as a private equity investor and has served on the boards of directors of many public and private companies. Mr. Sherrill’s expertise regarding mergers and acquisitions and debt and equity financing allows him to provide invaluable guidance to our board of directors and executive management regarding these matters. This has been and continues to be very important to B&G Foods because we have implemented, and intend to continue to implement, our growth strategy in part through the acquisition of complementary brands. In addition, as a private equity investor, Mr. Sherrill has provided strategic guidance and business and financial oversight (including evaluation of senior management and their compensation) for many private and public companies.
DeAnn L. Brunts, 61, Director:   DeAnn Brunts has been a director since May 2015. Since 1999, Ms. Brunts has served as the chief financial officer and executive officer of a number of businesses both private and public. Ms. Brunts is a member of the board of directors of Benson Hill, Inc. (NYSE: BHIL), serving as such since November 2020. From January 2021 until her retirement in late March 2022, Ms. Brunts also served as the chief financial officer of Benson Hill. Since August 2021, Ms. Brunts has served on the board of directors of Claire’s Holdings LLC, serving as chair of the audit committee. During 2020, she provided financial, accounting, capital structure and leadership consulting services to private equity backed companies. She served for three years commencing January 2017 as chief financial officer of Solaray, LLC, a privately held full service category management and merchandising services provider of general merchandise to a variety of retailers, including over 40,000 convenience stores. Ms. Brunts also served as the chief financial officer of Transworld Systems, Inc., a privately held debt collection agency, from 2015 to 2016, Maverik, Inc., a privately held convenience/gas/fresh food store chain, from 2012 to 2014, Rocky Mountain Foods, Inc., a privately held food manufacturer and distributor, from 2011 to 2012 and Merlin-International, a privately held information technology company, in 2010. Prior to that, Ms. Brunts served in several roles at Tatum LLC, a privately held executive and consulting services company specializing in finance, accounting and technology services, from 2006 to 2009, most recently as the central region managing partner of Tatum. Ms. Brunts also held various positions at PricewaterhouseCoopers from 1985 to 1999, including transaction services and audit partner. Ms. Brunts previously served as chair of the audit committee of the Women’s Foundation of Colorado and as a director and audit committee chair for Springboard to Learning. From 2017 to 2020 she served as a director of SRP Companies Canada, a privately held direct store distribution company. Ms. Brunts currently serves as a member of the Financial Accounting Standards Advisory Council.
Ms. Brunts has extensive experience in financial and accounting matters, including private and public company reporting, having served as chief financial officer of several private companies and as an audit partner and mergers and acquisitions advisor at PricewaterhouseCoopers for several private and public companies, including several in the food and consumer packaged goods industries. Ms. Brunts also brings key senior management, leadership, financial and strategic planning experience to our board of directors.
Debra Martin Chase, 66, Director:   Debra Martin Chase has been a director since July 2020. Ms. Chase, a Tony and Peabody Award-winning and Emmy nominated television, motion picture and Broadway producer, is an entertainment industry icon and trailblazer as the first African American female producer ever to have a production deal at a major studio, and the first African American woman to produce a film that grossed over $100 million. To date, her films have grossed over a half billion dollars. Ms. Chase is the founder and has been serving as Chief Executive Officer of Martin Chase Productions since its formation in 2000. Since July 2021, Ms. Chase has been a member of the board of directors, and currently serves as a member of the audit committee of Bridge Investment Group Holdings Inc. (NYSE: BRDG). Prior to forming Martin Chase Productions, Ms. Chase served as Executive Vice President of Brown House Productions, the late Whitney Houston’s production company, from 1995 to 2000, and Vice President of Mundy Lane Entertainment, Denzel Washington’s production company, from 1992 to 1995. Before that, Ms. Chase served as an in-house attorney and then in the executive training program at Columbia Pictures. Prior to entering the entertainment industry, Ms. Chase practiced corporate law in New York and Houston.
Ms. Chase serves on the boards of the New York City Ballet, where she founded and chaired the diversity and inclusion committee for many years, and the Second Stage Theatre in Manhattan, where she chairs the artistic committee. She is a member of the Academy of Motion Picture Arts and Sciences, the Academy of Television Arts and Sciences, and the Broadway League and the advisory board of the African American Film Critics’ Association.
Ms. Chase has many years of experience as a business executive in the entertainment industry. Ms. Chase brings key leadership, business and legal skills to our board of directors. Ms. Chase has extensive experience promoting diversity, inclusion and philanthropic efforts as a television and motion picture producer and as chair of the diversity and inclusion committee at the New York City Ballet. Ms. Chase’s business experience and philanthropic interests enable her to provide the board with fresh ideas and valuable perspectives.
Kenneth C. “Casey” Keller, 61, President, Chief Executive Officer and Director:   Casey Keller has been our President and Chief Executive Officer and a director since June 2021. Prior to that, Mr. Keller served from January 2020 to September 2020 as president and chief executive officer of JDE Peet’s NV, a $7 billion global coffee and tea company with over 20,000 employees based in Amsterdam, The Netherlands. Mr. Keller led the merger of Jacobs Douwe Egberts (JDE) and Peet’s Coffee, Inc. in December 2019 and the successful initial public offering of the combined company in May 2020. Prior to the merger, Mr. Keller was the president and chief executive officer of Peet’s Coffee, a premium specialty coffee company based in California, from August 2018 to December 2019. Prior to joining Peet’s Coffee, Mr. Keller served as global president of the Wm. Wrigley Jr. Company, a subsidiary of Mars, Inc. He joined Wrigley in 2011 as president of Wrigley North America and later assumed responsibility for Wrigley Americas. Mr. Keller served as president of Alberto Culver USA from 2008 until the company’s acquisition by Unilever in 2011. He also worked at the H.J. Heinz Company in both the United States and Europe, leading the ketchup, condiments and sauces division in the United States and was the chief executive officer of Heinz Italy. Mr. Keller began his consumer goods career with Procter & Gamble. From October 2017 until August 2018, Mr. Keller served as a director of Cott Corporation and as a member of its audit committee.
Mr. Keller has many years of experience as a chief executive officer and as a senior executive officer in the food industry. Mr. Keller brings key senior management, leadership, financial, operational and strategic planning experience to our board of directors. Mr. Keller also has a strong background in mergers & acquisitions.
Charles F. Marcy, 72, Director:   Charles “Chuck” F. Marcy has been a director since 2010. Since 2015, Mr. Marcy has been a principal with Chuck Marcy Consulting, specializing in strategic and marketing consulting to companies in the natural and organic products businesses. From May 2013 through March 2015, Mr. Marcy served as the chief executive officer of Turtle Mountain LLC, the owner of the So Delicious Dairy Free brand. Since January 2018, Mr. Marcy has been a member of the board of directors of Maple Hill Creamery, LLC. From December 2013 to January 2023, Mr. Marcy was a member of the board of directors of Farmer Bros. Co. (NASDAQ: FARM), most recently serving as a member of the nominating and governance committee and as chair of the compensation committee. From January 2017 to November 2022, Mr. Marcy was a member of the board of directors of Teton Waters Ranch LLC, most recently serving as a member of the compensation committee and chair of the board. From 2010 until 2013, Mr. Marcy was a principal with Marcy & Partners, Inc., where he provided strategic planning and acquisition consulting to companies with a consumer focus. Mr. Marcy served as President and Chief Executive Officer and a member of the Board of Directors of Healthy Food Holdings (HFH), a holding company for branded “better-for-you” foods from 2005 through April 2010. Under Mr. Marcy’s guidance, HFH’s portfolio included Breyers Yogurt, YoCrunch Yogurt and Van’s International Foods. Previously, Mr. Marcy served as President, Chief Executive Officer and a Director of Horizon Organic Holdings, then a publicly traded company listed on the NASDAQ with a leading market position in the organic food business in the United States and the United Kingdom, from 1999 to 2004. Mr. Marcy also previously served as President and Chief Executive Officer of the Sealright Corporation, a manufacturer of dairy packaging and packaging systems, from 1995 to 1998, then a publicly traded company listed on the NASDAQ. From 1993 to 1995, Mr. Marcy was President of the Golden Grain Company, a subsidiary of Quaker Oats Company and maker of the Near East brand of all-natural grain-based food products. From 1991 to 1993, Mr. Marcy was President of National Dairy Products Corp., the dairy division of Kraft General Foods. From 1974 to 1991, Mr. Marcy held various senior marketing and strategic planning roles with Sara Lee Corporation and General Foods.
Mr. Marcy has many years of experience as a chief executive officer and senior executive officer in the food industry. Mr. Marcy brings key senior management, leadership, financial and strategic planning, corporate governance and public company executive compensation experience to our board of directors. Mr. Marcy also has a strong background in packaged foods marketing and has significant experience with organic foods.
Robert D. Mills, 50, Director.   Robert Mills has been a director since March 2018. Since 2005, Mr. Mills has served as a senior technology and digital executive for a number of public companies. Mr. Mills currently serves as Executive Vice President, Chief Technology, Digital Commerce and Strategy Officer for Tractor Supply Company (NASDAQ: TSCO), a position he has held since August 2018. In his current role at Tractor Supply Company, Mr. Mills is responsible for setting the technology direction for the entire company including cybersecurity and privacy practices, providing leadership for all digital operations and facilitating the long term strategic direction, which includes M&A activity for the organization. Mr. Mills served as Senior Vice President, Chief Information and Strategy Officer of Tractor Supply Company from 2014 to August 2018. Prior to that, Mr. Mills was the chief information officer of Ulta Beauty Inc. (NASDAQ: ULTA) from 2011 to 2014 and vice president, online chief information officer of Sears Holding Corp. (NASDAQ: SHLD) from 2005 to 2011. Since May 2022, Mr. Mills has been a member of the board of directors, and currently serves as a member of the audit and technology committee, of RealTruck, Inc., a privately held manufacturer and online retailer of aftermarket truck parts and accessories. He was the Chairman Emeritus for the National Retail Federation Chief Information Council from 2020 to 2021.
Mr. Mills has many years of experience as a senior information technology executive. Mr. Mills brings key senior management, leadership, information technology, cybersecurity, digital operations and strategic planning experience to our board of directors.
Dennis M. Mullen, 69, Director:   Dennis Mullen has been a director since 2006. Mr. Mullen is a founder and has been a partner with The Mullen Group, LLC since its formation in 2011. The Mullen Group provides strategic advice regarding economic development and government and community relations. Prior to that, Mr. Mullen served as Chairman, President and Chief Executive Officer of Empire State Development Corporation from June 2009 through February 2011, where he oversaw the statewide operations of New York State’s primary economic development agency. During that time he also served as a Commissioner of New York State’s Department of Economic Development. From September 2008 to June 2009, Mr. Mullen served as Upstate President of the Empire State Development Corporation, where he oversaw the upstate operations of the agency. From 2005 through August 2008, Mr. Mullen served as President and Chief Executive Officer of Greater Rochester Enterprise, an economic development company. Prior to that, Mr. Mullen was President and Chief Executive Officer of Birds Eye Foods, Inc., a leading manufacturer and marketer of frozen vegetables, and a major processor of other food products, from 1998 to 2005. Mr. Mullen also was a director of Birds Eye Foods from 1996 to 2005, serving as Chairman of the Board from 2002 to 2005. Prior to that, Mr. Mullen held various other leadership positions with Birds Eye Foods and related entities. Prior to employment with Birds Eye Foods, Mr. Mullen was President and Chief Executive Officer of Globe Products Company, Inc. Mr. Mullen currently serves on the board of directors of Foster Farms, a leading poultry producer in the Western United States. He formerly served on the board of directors of the Grocery Manufacturers Association.
Mr. Mullen has many years of experience as a chief executive officer and senior executive officer in the food industry. Mr. Mullen brings key senior management, leadership, financial and strategic planning, corporate governance and public company executive compensation experience to our board of directors.
Cheryl M. Palmer, 65, Director:   Cheryl Palmer has been a director since 2010. Ms. Palmer is a founder and has been the President of Strawberry Hill Associates, LLC, a strategic consulting firm that advises mid-size companies through the development and revitalization of brands, since its formation in 2011. Prior to that, Ms. Palmer served as Corporate Vice President, Revenue & Product Development (Chief Revenue Officer) of Club Quarters, LLC, which operates full service hotels for member organizations in prime, downtown locations, from 2007 to 2011. Previously Ms. Palmer was Vice President, Northeast Zone, for The Gap, from 2005 to 2006. Prior to that Ms. Palmer served in executive leadership positions at The Great Atlantic & Pacific Tea Company (A&P), including as President of the Food Emporium, a specialty food retail division, from 2000 to 2005, and as Senior Vice President, Strategic Marketing of A&P from 1999 to 2000. Prior to joining A&P, Ms. Palmer served as Group Vice President and General Manager Portfolio Leadership for Allied Domecq Spirits & Wines from 1997 to 1999. From 1985 to 1996, Ms. Palmer held various senior marketing and management positions at the Mott’s North America and Schweppes USA divisions of Cadbury Beverages, Inc.
Ms. Palmer has many years of experience as a senior executive officer in the food industry. Ms. Palmer brings key senior management, leadership, financial and strategic planning, corporate governance and executive compensation experience to our board of directors. Ms. Palmer also has a strong background in brand marketing. Ms. Palmer’s retail food industry experience brings an added perspective to the board.

Alfred Poe, 74, Director:   Alfred Poe has been a director since 1997. He is currently the Chief Executive Officer of AJA Restaurant Corp., serving as such since 1999. Since December 2020, Mr. Poe has been a member of the board of directors, and currently serves as a member of the technology, nominating and governance and compensation committees of Farmer Bros. Co. (NASDAQ: FARM). Mr. Poe was the Chief Executive Officer of Superior Nutrition Corporation, a provider of nutrition products, from 1997 to 2002. He was Chairman of the Board and Chief Executive Officer of MenuDirect Corporation, a provider of specialty meals for people on restricted diets, from 1997 to 1999. Mr. Poe was a Corporate Vice President of Campbell’s Soup Company from 1991 through 1996. From 1993 through 1996, he was the President of Campbell’s Meal Enhancement Group. From 1982 to 1991, Mr. Poe held various positions, including Vice President, Brands Director and Commercial Director with Mars, Inc. Mr. Poe previously served on the board of directors of Centerplate, Inc. (AMEX), Polaroid Corporation (NYSE) and State Street Bank (NYSE).
Mr. Poe has many years of experience as a chief executive officer and senior executive officer in the packaged foods and food service industries. He has also served on the boards of directors of other public companies. In addition to bringing industry experience, Mr. Poe brings key senior management, leadership, financial and strategic planning, corporate governance and public company executive compensation experience to our board of directors.
David L. Wenner, 73, Director:   David Wenner has been a director since August 1997. Mr. Wenner served as our President and Chief Executive Officer from March 1993 through December 2014 and as our Interim President and Chief Executive Officer from November 2020 to June 2021. Mr. Wenner joined our company in 1989 as Assistant to the President and was directly responsible for Distribution and Bloch & Guggenheimer operations. In 1991, he was promoted to Vice President and assumed responsibility for all company manufacturing operations. Prior to joining our company, Mr. Wenner spent 13 years at Johnson & Johnson in supervision and management positions, responsible for manufacturing, maintenance and purchasing. Mr. Wenner has been active in industry trade groups and has served on the Chairman’s Advisory Council of the Grocery Manufacturers Association.
Having served as our President and Chief Executive Officer for 22 years, Mr. Wenner brings to our board an extraordinary understanding of our company’s business, history and organization. Mr. Wenner’s training as an engineer at the U.S. Naval Academy and prior experience in senior leadership positions overseeing manufacturing, maintenance and purchasing operations at B&G Foods and Johnson & Johnson, together with his many years of day-to-day leadership and intimate knowledge of our business and operations, provide the board with invaluable insight into the operations of our company. Mr. Wenner also provides strong insight and guidance regarding potential acquisitions and acquisition financing as under his leadership as President and Chief Executive Officer, B&G Foods successfully acquired and integrated dozens of brands into our company’s operations.

Board Demographics and Diversity
	Race/Ethnicity					Gender
	African American	Asian / Pacific Islander	White / Caucasian	Hispanic / Latino	Native American	Male	Female
Name:
Stephen C. Sherrill			☑			☑
DeAnn L. Brunts			☑				☑
Debra Martin Chase	☑						☑
Kenneth C. Keller			☑			☑
Charles F. Marcy			☑			☑
Robert D. Mills			☑			☑
Dennis M. Mullen.			☑			☑
Cheryl M. Palmer			☑				☑
Alfred Poe	☑					☑
David L. Wenner			☑			☑
Required Vote
Our bylaws provide for a majority vote standard in uncontested elections of directors. Therefore, to be elected at our 2023 annual meeting, which is an uncontested election, each nominee for director must receive the affirmative vote of a majority of the votes cast with respect to such nominee by the holders of the shares of common stock voting in person or by proxy at the annual meeting. A majority of the votes cast means that the number of votes cast “for” a nominee for director must exceed the number of votes cast “against” that nominee.
In contested elections of directors the vote standard is a plurality of the votes cast. A contested election is an election in which the number of nominees for director exceeds the number of directors to be elected.
If a director is not elected, the director is required to promptly tender his or her resignation to our board of directors. Our nominating and governance committee will make a recommendation to the board of directors on whether to accept or reject the resignation, or whether other action should be taken. The board of directors will act on the resignation taking into account the recommendation of the nominating and governance committee and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the decisions of the nominating and governance committee or the board of directors that concern such resignation.
Recommendation of the Board of Directors
The board of directors recommends that the stockholders vote “FOR” each of the board of directors’ nominees set forth in Proposal No. 1.

OUR MANAGEMENT
Executive Officers and Directors
Our executive officers and directors, their positions and their ages as of March 25, 2023, are as set forth in the table below. Each of our directors holds office until the next annual meeting of our stockholders or until his successor has been elected and qualified. Our executive officers serve at the discretion of the board of directors.
Name	Age	Position
Stephen C. Sherrill	69	Chair of the Board of Directors
Kenneth C. “Casey” Keller	61	President, Chief Executive Officer and Director
Jordan E. Greenberg	55	Executive Vice President and President of Spices & Flavor Solutions
Eric H. Hart	56	Executive Vice President of Human Resources and Chief Human Resources Officer
Scott E. Lerner	50	Executive Vice President, General Counsel, Secretary and Chief Compliance Officer
Ellen M. Schum	57	Executive Vice President and President of Specialty
Andrew D. Vogel	42	Executive Vice President and President of Meals
Bruce C. Wacha	51	Executive Vice President of Finance and Chief Financial Officer
Kristen Thompson	45	Senior Vice President and President of Frozen & Vegetables
DeAnn L. Brunts	61	Director
Debra Martin Chase	66	Director
Charles F. Marcy	72	Director
Robert D. Mills	50	Director
Dennis M. Mullen	69	Director
Cheryl M. Palmer	65	Director
Alfred Poe	74	Director
David L. Wenner	73	Director
For a description of the business experience of Messrs. Sherrill, Keller, Marcy, Mills, Mullen, Poe and Wenner and Mses. Brunts, Chase and Palmer, see “Proposal No. 1—Election of Directors.”
Jordan E. Greenberg, Executive Vice President and President of Spices & Flavor Solutions.   Jordan Greenberg is Executive Vice President and President of Spices & Flavor Solutions, positions he has held since August 2022. Mr. Greenberg joined B&G Foods in 2000 and has held various managerial roles with increasing responsibility, most recently as Executive Vice President and Chief Commercial Officer and Vice President and General Manager—Green Giant. Prior to joining B&G Foods, Mr. Greenberg served in the marketing departments of Land O’Lakes and Alpine Lace.
Eric H. Hart, Executive Vice President of Human Resources and Chief Human Resources Officer.   Eric Hart is Executive Vice President of Human Resources and Chief Human Resources Officer of B&G Foods. Mr. Hart joined B&G Foods in February 2015 as Vice President of Human Resources and Chief Human Resources Officer and was promoted to his current position in January 2016. Mr. Hart is responsible for all Human Resources functions for our company, including: strategic HR organizational planning, compensation and benefits planning, talent acquisition, employee development and compliance with HR-related regulations and company practices. Prior to joining our company, Mr. Hart held various leadership positions within human resources for more than 25 years. Mr. Hart joined B&G Foods from LifeCell, where he had served as Vice President of Human Resources since 2014. Prior to that, Mr. Hart held human resources leadership positions at Avaya from 2007 to 2014, including Vice President of Global Compensation and Benefits, Senior Director of Human Resources for Avaya Global Services and Director of Human Resources. Mr. Hart also held human resources managerial positions at Mars and Novartis Pharmaceuticals.
Scott E. Lerner, Executive Vice President, General Counsel, Secretary and Chief Compliance Officer.   Scott Lerner is Executive Vice President, General Counsel, Secretary and Chief Compliance Officer. Mr. Lerner joined our company in 2005 as Vice President, General Counsel and Secretary. In 2006, Mr. Lerner was promoted to Executive Vice President and in 2009 he was given the added responsibility of being our Chief Compliance Officer, a then newly created position. From 1997 to 2005, Mr. Lerner was an associate in the corporate & securities and mergers & acquisitions practice groups at the international law firm Dechert LLP.
Ellen M. Schum, Executive Vice President and President of Specialty.   Ellen Schum is Executive Vice President and President of Specialty, positions she has held since August 2022. Ms. Schum joined B&G Foods in July 2018 as Vice President, U.S. Retail Sales and was promoted to Executive Vice President and Chief Customer Officer in March 2019. Prior to joining B&G Foods, Ms. Schum served at Schuman Cheese Inc. as Executive Vice President of Sales and Marketing from 2014 to 2016 and then Chief Operating Officer from 2017 to 2018. Ms. Schum started her career in finance at Nabisco and spent 24 years at Nabisco and Kraft Foods in leadership roles of increasing responsibility, first in finance for five years, then in sales for 19 years, most recently serving as Area Vice President—East.
Andrew D. Vogel, Executive Vice President and President of Meals.   Drew Vogel is Executive Vice President and President of Meals, positions he has held since joining B&G Foods in October 2022. Most recently before joining B&G Foods, Mr. Vogel served as Senior Vice President and General Manager of the nut butters division of 8th Avenue Food & Provisions from August 2020 to April 2022. Prior to that, Mr. Vogel was the auto care global category leader at Energizer Holdings from August 2019 to August 2020. Mr. Vogel served in a variety of roles of increasing responsibility at TreeHouse Foods from 2012 to 2019, including as Vice President and General Manager for the ready-to-eat cereal, oatmeal, snack bar, and dry blend business units, and as Vice President of Strategy and Integration. Before that, Mr. Vogel was employed by McKinsey & Company and ExxonMobil Corporation.
Bruce C. Wacha, Executive Vice President of Finance and Chief Financial Officer.    Bruce Wacha is Executive Vice President of Finance and Chief Financial Officer. Mr. Wacha oversees the Company’s finance organization and is responsible for all financial and accounting matters. He also oversees the Company’s corporate strategy and business development, including mergers & acquisitions, capital markets transactions and investor relations. Mr. Wacha joined B&G Foods in August 2017 as Executive Vice President of Corporate Strategy and Business Development and was appointed to his current position in November 2017. Before joining B&G Foods, Mr. Wacha served as chief financial officer and executive director of Amira Nature Foods Ltd. from June 2014 to August 2017. Prior to that, Mr. Wacha spent more than 15 years in the financial services industry at Deutsche Bank Securities, Merrill Lynch and Prudential Securities, where he advised corporate clients across the food, beverage and consumer products landscape.
Kristen Thompson, Senior Vice President and President of Frozen & Vegetables.    Kristen Thompson is Senior Vice President and President of Frozen & Vegetables, positions she has held since August 2022. Ms. Thompson joined B&G Foods in June 2019 as Director of Marketing for Ortega and in June 2020 transitioned to Marketing Director for Green Giant. Most recently before joining B&G Foods, Ms. Thompson served as a Marketing Director at Conagra Brands and Pinnacle Foods.

COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis contains statements regarding historical and future company performance targets or goals. We have disclosed these targets or goals in the limited context of B&G Foods’ compensation programs and they should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
Introduction
In the paragraphs that follow, we will give an overview and analysis of our compensation program and policies, the material compensation decisions we have made under those programs and policies, and the material factors that we considered in making those decisions. Following this section you will find a series of tables containing specific information about the compensation earned or paid in fiscal 2022 to our chief executive officer, our chief financial officer, our three other most highly compensated executive officers in fiscal 2022 other than the chief executive officer and chief financial officer who were serving as executive officers at the end of fiscal 2022, and one former executive officer for whom disclosure would have been required but for the fact that he retired prior to the end of the year. Throughout this proxy statement we refer to these individuals as our “named executive officers.” The discussion below is intended to help you understand the detailed information provided in those tables and put that information into context within our overall compensation program.
Executive Summary
The primary objective of our executive compensation program is to provide compensation designed to:
•
attract, motivate and retain executive officers of outstanding ability and potential;

•
reinforce the execution of our business strategy and the achievement of our business objectives; and

•
align the interests of our executive officers with the interests of our stockholders, with the ultimate objective of improving stockholder value.

The compensation committee aims to provide incentives for superior performance in a given year and over a sustained period by paying fair, reasonable and competitive compensation, and by basing a significant portion of our total compensation package upon achieving that performance (i.e., “pay for performance”).
We also aim for simplicity in our compensation program so that it is easy for our employees and our stockholders to understand the various components of our compensation program and the incentives designed to drive company performance. The three primary components of our executive compensation program are base salary, annual cash bonus and equity-based long-term incentive awards.
We believe that the compensation program has been instrumental in helping the company achieve financial and strategic goals and create shareholder value, as evidenced by the following:
•
in fiscal 2022, we delivered net sales growth of 5.2% over prior year.

•
in the eighteen years since our initial public offering in 2004, we have grown net sales and adjusted EBITDA(1) at compound annual growth rates of 10.8% and 9.4%, respectively; and

•
we have paid a quarterly dividend every quarter since our initial public offering; and

•
since our initial public offering we have returned approximately $1.4 billion in cash to our stockholders in the form of dividends, including $133.4 million during fiscal 2022.

(1)
Adjusted EBITDA is a “non-GAAP (Generally Accepted Accounting Principles) financial measure.” Please see the discussion within Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Annual Report on Form 10-K filed with the SEC on February 28, 2023 for a more detailed discussion of adjusted EBITDA and a reconciliation of adjusted EBITDA with the most directly comparable GAAP measures, along with the components of adjusted EBITDA.

From a strategic perspective, we continued to advance our growth strategy in 2022 to ensure the company is well-positioned for long-term success. During 2022, we successfully completed the acquisition and integration of the frozen vegetable manufacturing operations of Growers Express, LLC. In December 2022, we entered into an agreement to sell the Back to Nature business, which was non-core to our long-term growth strategy. We used the proceeds from the sale, which closed on the first business day of fiscal 2023, to prepay a portion of our long-term debt. During 2022, we also raised net proceeds of approximately $65 million from the issuance of common stock under our “at-the-market” (ATM) equity offering program.
From a financial perspective, 2023 was a very challenging year for B&G Foods, primarily as a result of rapidly rising inflationary input costs across key commodities (particularly following the commencement of the war in Ukraine), and lags in the effective dates of our price increases due to customer lead time requirements. As a result, and consistent with our pay for performance philosophy, the compensation paid to our chief executive officer and the other named executive officers(2) as set forth in the summary compensation table below and “compensation actually paid” as defined by the SEC and set forth below in the “Pay Versus Performance Disclosure” beginning on page 50, decreased significantly in 2022 compared to 2021 and 2020.
Below we summarize certain executive compensation practices, both the practices we have implemented to drive performance and the practices we have not implemented because we believe they would not serve our shareholders’ long-term interests.
What we do	What we don’t do
✓ Pay for performance	✘ No repricing of underwater stock options
✓ Include double-trigger change in control provisions for cash severance and benefits	✘ No excise tax gross-ups
✓ Review size-adjusted peer group data when making executive compensation decisions	✘ No excessive perquisites
✓ Prohibit hedging transactions, short sales and the pledging of company stock by executive officers and directors	✘ No excessive severance arrangements
✓ Utilize an independent compensation consulting firm which provides no other services to our company	✘ No compensation programs that encourage unreasonable risk taking
Results of 2022’s “Say on Pay” Vote
At B&G Foods’ annual meeting of stockholders held on May 17, 2022, the stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our 2022 proxy statement by approximately 93% of the votes cast. Our compensation program and policies for 2022 did not deviate in any material way from those approved at last year’s annual meeting of the stockholders.
Role of the Compensation Committee
The compensation committee of our board of directors is responsible for setting and administering the policies that govern salary, annual bonus, long-term incentive programs and other compensation and benefits for our executive officers. The compensation committee oversees various executive and employee

(2)
Excluding Mr. Fritz, whose 2022 compensation was impacted by his retirement agreement.

compensation plans and programs, and it has responsibility for continually monitoring these plans and programs to ensure that they adhere to our company’s compensation philosophy and objectives. Our compensation committee determines the appropriate compensation levels of executives, evaluates officer and director compensation plans, policies and programs, and reviews benefit plans for officers and employees. Our compensation committee ensures that the total compensation paid to our named executive officers is fair, reasonable and competitive, and that a significant portion of the total compensation is tied to our company’s annual and long-term performance.
The compensation committee’s charter reflects the above-mentioned responsibilities, and the compensation committee and the board of directors periodically review and revise the charter. The compensation committee currently consists of five directors, each of whom was determined by our company’s board of directors to be “independent” as defined by the listing standards of the New York Stock Exchange. No member of the compensation committee is a current or former officer or employee of our company. Mr. Poe, the chair of our compensation committee, reports on compensation committee actions and recommendations at each board meeting. Mr. Sherrill, the chair of our board of directors, serves an ex-officio non-voting, non-paid member of the compensation committee.
The compensation committee has the authority to engage the services of outside advisers, experts and others to assist the compensation committee, and believes that it is important to do so from time to time. See “Peer Group Surveys” below.
Role of our Chief Executive Officer in Compensation Decisions
Regarding most compensation matters, including executive compensation and our annual and long-term incentive plans, our chief executive officer provides recommendations to the compensation committee; however, the compensation committee does not delegate any of its functions to others in setting compensation for our named executive officers.
The compensation committee makes all compensation decisions for the named executive officers. The compensation committee annually evaluates the performance of, and determines the compensation of, our chief executive officer based upon a combination of the achievement of corporate goals and individual performance. The compensation committee bases its evaluation in large part upon the annual evaluation of our chief executive officer performed by our nominating and governance committee, which is the committee that has primary responsibility for evaluating the performance of our chief executive officer. As part of its performance review process, the nominating and governance committee solicits the input of the full board of directors. Our chief executive officer annually reviews the performance of the other executive officers. The conclusions reached by our chief executive officer and recommendations based on these reviews, including with respect to salary adjustments and incentive plan award amounts for the other executive officers, are presented to the compensation committee. The compensation committee then exercises its discretion in modifying any recommended adjustments or awards. The chief executive officer does not participate in the decision making regarding his own compensation and is not present when his compensation is discussed. Our compensation committee reports the compensation decisions it has made with respect to our chief executive officer and each of the other named executive officers to the board of directors.
Peer Group Surveys
Our compensation committee does not use surveys of compensation paid to similar executives in order to determine annual and long-term compensation for our named executive officers. However, in light of the compensation objectives described above, the compensation committee does from time to time review peer group surveys as an independent measure to ensure that the compensation being set is fair, reasonable and competitive.
During fiscal 2021, the compensation committee engaged Meridian Compensation Partners, an independent executive compensation consulting firm, to prepare a peer group compensation survey based upon publicly available information prior to setting fiscal 2022 compensation for our executive officers. Meridian’s services to B&G Foods are limited to advising the compensation committee with respect to executive officer and non-employee director compensation. The compensation committee reviews and evaluates the independence of its consultant each year and has the final authority to hire and terminate the consultant. In considering Meridian’s independence, the compensation committee reviewed numerous factors relating to Meridian and the individuals actually providing services to B&G Foods, including those required by the SEC and the New York Stock Exchange. Based on a review of these factors, the compensation committee has determined that Meridian is independent and that Meridian’s engagement presents no conflicts of interest.
The peer group evaluated during fiscal 2021 included the companies listed below. Meridian uses statistical regression to adjust peer group compensation data based on our company’s net sales relative to the peer group. This regression analysis allows us to predict the levels of compensation these peer group companies would pay if they were B&G Foods’ size.
Darling Ingredients, Inc. Flowers Foods, Inc. The Hain Celestial Group, Inc. Hostess Brands, Inc. J&J Snack Foods Corp. Lamb Weston Holdings, Inc. Lancaster Colony Corp.	McCormick & Co., Inc. Post Holdings Inc. Sanderson Farms, Inc. John B. Sanfilippo & Son, Inc. The Simply Good Foods Company Treehouse Foods, Inc. Utz Brands, Inc.
Components of Executive Compensation
Consistent with its pay for performance philosophy, the compensation committee believes that it is important to place at risk a greater percentage of executives’ and senior managers’ compensation than that of non-executives and non-senior managers by tying executives’ and senior managers’ compensation directly to the performance of B&G Foods. Accordingly, as set forth in the charts below, a significant portion of executive compensation consists of annual bonuses and long-term incentives linked to the company’s financial performance and/or the performance of the company’s stock.
Base Salaries
We have entered into employment agreements with all of our named executive officers For each of our named executive officers, base salary is subject to annual increase at the discretion of the compensation committee. Adjustments to base salary are based upon the executive officer’s past performance, expected future contributions, and scope and nature of responsibilities, including changes in responsibilities. As discussed above, the compensation committee also from time to time reviews peer group surveys as an independent measure to ensure that any adjustments are fair, reasonable and competitive. In addition to receiving an annual increase for fiscal 2022, each of Mr. Greenberg and Ms. Schum also received a mid-year base salary increase effective August 1, 2022 upon becoming a business unit president.
Performance-Based Awards and Long-Term Incentive Equity Awards
In order to align the interests of our stockholders with our compensation plans, we tie significant portions of our named executive officers’ compensation to our annual and long-term financial and operating performance. Our performance-based awards are comprised of an annual incentive cash award and long-term incentive equity awards. The compensation committee’s philosophy is that if our performance exceeds our internal targets and budgets, named executive officers can expect the level of their compensation to reflect that achievement. On the other hand, if our financial performance falls below these expectations, our approach is that named executive officers can expect their compensation to be adversely affected.
Our performance-based award programs during 2022 each used one of the two performance measures listed below:
•
Adjusted EBITDA.   Historically, the compensation committee has chosen adjusted EBITDA (which we define as net income (loss) before net interest expense, income taxes, depreciation and amortization (EBITDA), as adjusted for certain other items described in our quarterly and annual SEC filings) as the target performance objective for the payment of awards under our annual bonus plan. Adjusted EBITDA as we define it for purposes of our annual bonus plan differs from the definition of the term in our quarterly and annual SEC filings because, as used for purposes of our annual bonus plan, adjusted EBITDA is reduced by the estimated financing costs we incur for any acquisitions completed during the year that, subject to compensation committee approval, have contributed to our adjusted EBITDA for purposes of the plan.
The compensation committee has selected adjusted EBITDA as the relevant company goal because the compensation committee believes that adjusted EBITDA growth most closely reflects operating performance and is consistent with the overall goals and long-term strategic direction that the board of directors has set for our company. Further, adjusted EBITDA growth is closely related to or reflective of our company’s financial and operational improvements, ability to generate cash flow from operations, growth and return to stockholders. We believe that adjusted EBITDA is helpful in assessing the overall performance of our business, and is helpful in highlighting trends in our overall business because the items excluded in calculating adjusted EBITDA have little or no bearing on our day-to-day operating performance. Adjusted EBITDA is an important non-GAAP valuation tool that potential investors use to measure our profitability against other companies in our industry.
•
Excess Cash.   Our compensation committee has chosen “excess cash” as the measure for determining performance share long-term incentive awards under the Omnibus Plan. Excess cash is calculated as adjusted EBITDA before taking into account accruals for any long-term equity incentive awards and other stock-based compensation, minus the sum of cash interest payments, cash income tax payments (excluding cash income tax payments for extraordinary gains not included in adjusted EBITDA), capital expenditures, dividends paid and payments for tax withholding on behalf of employees for net share withholding. Excess cash as we define it for purposes of our incentive awards differs from the definition of the term in our financing agreements because, as used for purposes of our incentive awards, excess cash is reduced by the amount of dividends we pay but excludes the impact of certain debt repayments, stock repurchases and cash income tax payments resulting from extraordinary gains not included in adjusted EBITDA. We believe that excess cash is an important measure in analyzing our liquidity, including our ability to continue returning dividends to our stockholders, and our ability to execute on strategic opportunities and deliver stockholder value. Further, the compensation committee believes that excess cash performance targets encourage management to actively pursue acquisitions that are meaningfully accretive to our cash flows.

The compensation committee defines “dividends paid” in a manner to effectively eliminate any positive or negative effect of any increases or decreases in the dividend rate from the dividend rate in effect at the time the excess cash performance goal is set. The compensation committee believes that the achievement of the excess cash performance goals should not be made harder for management to achieve in the event the board of directors decides to increase the current dividend rate and likewise should not be made easier for management to achieve in the event the board of directors decides to reduce the current dividend rate. For the 2022 to 2024 performance share LTIAs granted in March 2022, “dividends paid” was defined in a manner to eliminate the negative effect of any dividends paid on any of the then remaining shares of common stock available for issuance pursuant to our company’s at-the-market (ATM) equity offering program because had those shares already been issued at the time of grant, they would have been factored into the projected dividends paid used to set the excess cash target.
Adjusted EBITDA and excess cash targets for a given year are determined by the compensation committee based upon recommendations from and discussions with management, a review of current economic conditions and recent acquisition activity. Factors used by the compensation committee in setting adjusted EBITDA and excess cash targets include, among others, the following:
•
reasonable growth expectations taking into account a variety of circumstances faced by our company, including, in the case of our three-year excess cash target, acquisition growth expectations over the three-year performance period;

•
market conditions, including the related impact on cost and our ability to offset any cost increases with pricing increases or other cost savings measures; and

•
prior fiscal year adjusted EBITDA and excess cash.

For the purpose of determining whether adjusted EBITDA and excess cash objectives have been achieved, the extent to which the benefit of acquisitions is included in the calculations is subject to compensation committee approval.

Neither adjusted EBITDA nor excess cash is a term defined under U.S. generally accepted accounting principles (GAAP). Non-GAAP financial measures, such as adjusted EBITDA and excess cash, are numerical measures of financial performance that exclude or include amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in our consolidated balance sheets and related consolidated statements of operations, comprehensive income, changes in stockholders’ equity and cash flows. Non-GAAP financial measures should not be considered in isolation or as a substitute for the most directly comparable GAAP measures. Our company’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies.
After the compensation committee reviews the final full year financial results of our company, the compensation committee approves performance based awards for completed performance periods. Performance based awards are generally paid in cash or stock, as applicable, in February or March.
Annual Bonus Plan
The compensation committee believes that a portion of an executive officer’s compensation should be tied to the achievement of the company’s and that individual’s performance goals in the form of an annual non-equity incentive cash bonus, in order to reward performance and overall company success. B&G Foods’ annual bonus plan provides for annual cash incentive awards to be made to our executive officers and senior managers, with an amount equal to 25% of the target bonus award based upon individual performance and the remainder of the annual bonus award based upon company-wide adjusted EBITDA objectives. For the purpose of determining whether adjusted EBITDA objectives have been achieved, adjusted EBITDA is determined after giving effect to any acquisitions completed during the year, subject to a determination by the compensation committee that it is appropriate to include the benefit of the acquisitions and provided that the benefit of any such acquisitions is reduced by acquisition financing costs incurred during the year to finance such acquisitions. No bonuses under the annual bonus plan (including the portion, if any, that would otherwise be payable for achievement of individual performance objectives) are paid unless excess cash for the fiscal year is positive and the threshold adjusted EBITDA target has been achieved. Adjusted EBITDA targets under the annual bonus plan may be reset periodically within a fiscal year by the compensation committee to take into account acquisitions, divestitures and other unplanned events. Executives generally must be employed on the last day of a plan year to receive an annual bonus award, however, the compensation committee, at its discretion, may prorate awards in the event of certain circumstances such as the executive’s promotion, demotion, death or retirement.
The amount of the annual award each executive was eligible to receive for fiscal 2022 was based upon a percentage of the executive’s or senior manager’s annualized base salary, with such percentage varying depending upon the level of adjusted EBITDA as compared to threshold, target and maximum adjusted EBITDA performance objectives as set forth in the table below and each executive’s or senior manager’s individual performance.
	2022 Annual Bonus Award as a Percentage of Base Salary
Name	Threshold(1)	Target	Maximum
Kenneth C. Keller	Up to 25%	100%	200%
Bruce C. Wacha	Up to 17.5%	70%	140%
Scott E. Lerner	Up to 15%	60%	120%
Erich A. Fritz	Up to 15%	60%	120%
Jordan E. Greenberg	Up to 15%	60%	120%
Ellen M. Schum	Up to 15%	60%	120%

(1)
For fiscal 2022, participants in our annual bonus plan, including the named executive officers, were eligible to earn up to 25% of their target bonus based upon individual performance so long as the threshold company-wide performance objective is achieved.

The fiscal 2022 adjusted EBITDA (net of acquisition financing costs) threshold, target and maximum performance objectives were $344.9 million, $363.0 million and $381.1 million. Our company’s fiscal 2022 adjusted EBITDA, net of estimated acquisition financing costs of approximately $0.8 million, was $300.2 million, which was less than the threshold amount. Therefore, as reflected in the non-equity incentive plan compensation column in the summary compensation table below, the named executive officers did not receive any bonus awards under the annual bonus plan for fiscal 2022.
Long-Term Incentive Compensation
Our long-term incentive compensation program is designed to promote a balanced focus on driving performance, retaining talent and aligning the interests of our executives with those of our other stockholders. The Omnibus Plan authorizes the grant of performance share awards, restricted stock, unrestricted stock, options, stock appreciation rights, deferred stock, stock units and cash-based awards to employees, non-employee directors and consultants. Prior to 2015, our long-term incentive compensation program was comprised of performance shares only. From 2015 through 2018, our long-term incentive compensation program was comprised of two components: performance share awards and stock options. At target, the performance shares constituted 75% of the long-term incentive awards and stock options constituted 25% of the long-term incentive awards. For 2019, our long-term incentive compensation program reverted back to performance shares only. Beginning with 2020 and continuing through 2022, our long-term incentive compensation program was expanded to include restricted stock, with performance shares being reduced from 100% to 75% of the long-term incentive awards at target and time-based restricted stock constituting the remaining 25% of the long-term incentive awards at target.
Subject to adjustment as provided in the plan, the total number of shares of common stock available for awards under the plan is 4,500,000. As of March 21, 2023, 3,672,476 shares of common stock have been issued under the plan since it was originally adopted in 2008 and 827,524 shares remain available for issuance.
Performance Share Awards.   Beginning in 2008, our compensation committee has made annual grants of performance share LTIAs to our named executive officers and certain other members of senior management. The performance share LTIAs entitle the participants to earn shares of common stock upon the attainment of certain performance goals over the applicable performance period. The performance share LTIAs currently have three-year cumulative performance periods.
The awards are settled in shares of common stock based upon our performance over the applicable performance period. The performance metric for the performance share LTIAs is “excess cash” (as defined above). The performance share LTIAs each have a threshold, target and maximum payout. If our performance meets or exceeds the performance threshold, then a varying amount of shares from the threshold amount (50% of the target number of shares) up to the maximum amount (200% of the target number of shares, which beginning with grants made in 2021 increased to 233.333% of the target number of shares) may be earned. No shares are earned if the performance threshold is not met.
The compensation committee believes that the performance share LTIAs align the interests of our named executive officers with the interests of our stockholders because the number of shares earned is tied to the achievement of the company’s long-term financial goals. In addition, the potential value of those shares if and when issued at the end of the performance period will depend on the price of our common stock at the end of the performance period.
The number of shares that may be earned by each executive officer and senior manager is based upon a percentage of his or her base salary. For the 2022 to 2024 performance share LTIAs granted to each of our named executive officers in 2022, the grant date fair market value of the number of shares that may be earned upon satisfaction of the threshold, target and maximum performance objectives are equal to the following percentages of annualized base salary (based upon a thirty day average of the closing price of our common stock):

	2022 to 2024 Performance Share LTIAs as a Percentage of Base Salary Based upon 30-day Grant Date FMV
Name	Threshold	Target	Maximum
Kenneth C. Keller	56.25%	112.5%	262.5%
Bruce C. Wacha	30%	60%	140%
Scott E. Lerner	30%	60%	140%
Erich A. Fritz	30%	60%	140%
Jordan E. Greenberg	30%	60%	140%
Ellen M. Schum	30%	60%	140%
Because the number of shares that may be earned by each participant from threshold to maximum is determined at the beginning of the performance period based upon the price of our common stock at the date of grant of the performance share LTIA, the value of the award at the end of the performance period will depend not only upon the level at which the performance goals have been achieved but will also depend on the price of our common stock at the end of the performance period when the shares of common stock are actually issued to the participants.
For example, for the 2022 to 2024 LTIA performance period, it was intended that our chief executive officer would receive an award at the end of the three-year performance period with a value equal to 112.5% of his base salary as of the beginning of the performance period if we meet our target excess cash objective for the three-year performance period. However, if over the three-year performance period we meet the performance objective at the target level but our stock price decreases by 50% over that three-year period, the value of the award would decrease by 50% as compared to the grant date value. Likewise, if over that three-year performance period we meet the performance objective at the target level but our stock price increases by 50% over that three-year period, the value of the award would increase by 50% as compared to the grant date value.
Shares of common stock in respect of performance share LTIAs are issued in February or March following the end of the three-year performance period, in each case subject to the performance goals for the applicable performance period being certified by our compensation committee as having been achieved.
In general, for performance share LTIAs each participant must remain an employee of B&G Foods until the end of the applicable performance period in order to be entitled to any payment pursuant to performance share LTIAs, except that in the case of separation from service due to termination without cause, retirement at age 55 or older with 10 years of service, retirement at age 62 or older, or death or disability, then after the performance period, the participant (or in the event of death, his or her estate) will be entitled to a pro rata portion of the number of performance shares, if any, the participant would have received had the participant remained employed until the end of the performance period. The pro rata portion will be based on the number of full months in the performance period during which the participant was employed as compared to the total number of months in the performance period.
In the case of a change of control (as defined in the Omnibus Plan) during a performance period, the performance share LTIAs will terminate. However, upon the change in control, participants will be entitled to receive a pro rata portion of the shares of common stock with respect to the target number of shares covered by the performance share LTIAs without regard to the extent to which the performance conditions have been satisfied. The pro rata portion will be based upon the number of full months in the applicable performance period preceding the change in control as compared to the number of months in the performance period.
Performance Objectives for the Performance Periods Ending in Fiscal 2022.   Fiscal 2022 was the third and final year of the 2020 to 2022 LTIA performance period and the second and final year of the phase-in 2021 to 2022 LTIA performance period for Mr. Keller. As reflected in the table below, actual cumulative excess cash (as defined above) for fiscal 2020 to 2022 exceeded the maximum level performance objective and was achieved at a level below the threshold performance objective for fiscal 2021 to 2022. As a result, shares of common stock were earned at (a) 200% of target level for the 2020 to 2022 performance share LTIAs and were issued to all eligible plan participants, including the five named executive officers who were participants, in March 2023, and (b) no shares of common stock were earned under the phase-in 2021 to 2022 performance share LTIAs for Mr. Keller. A summary of the shares of common stock awarded to our named executive officers (before shares were withheld to cover withholding taxes) and the value realized on vesting of those awards can be found in the Option Exercises and Stock Vested for Fiscal 2022 table on page 45.
	Performance Period	Excess Cash Objective			Excess Cash Achieved
		Threshold	Target	Maximum
2020 to 2022 LTIAs	Fiscal 2020 to 2022	$93,078,000	$103,420,000	$124,104,000	$196,771,000
2021 to 2022 LTIAs	Fiscal 2021 to 2022	$157,521,600	$175,024,000	$210,028,800	$93,504,000
Annual Restricted Stock Grant.   Beginning in 2020, our compensation committee has made annual awards of restricted stock to our named executive officers and certain other members of senior management. The shares of restricted stock are shares of common stock that vest in three equal one-third installments over a three year period, subject to cancellation or acceleration as provided in the individual restricted stock award agreements. Annual restricted stock grants are made in March. The number of shares of restricted stock awarded to each named executive officer and senior manager is based upon the grant date fair value of the shares (based upon a thirty day average of the closing price of our common stock) as a percentage of his or her base salary.
The following table sets forth the 2022 restricted stock grant for each of the named executive officers as a percentage of base salary based upon the grant date fair value of the shares (based upon a thirty day average of the closing price of our common stock):
Name	2022 Restricted Stock Grant as a Percentage of Base Salary Based upon 30-day Average Grant Date FMV
Kenneth C. Keller	37.5%
Bruce C. Wacha	20.0%
Scott E. Lerner	20.0%
Erich A. Fritz	20.0%
Jordan E. Greenberg	20.0%
Ellen M. Schum	20.0%
Other Compensation and Benefits
Benefits offered to our named executive officers serve a different purpose than do the other elements of total compensation. In general, they are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on years of service with our company. Benefits offered to our named executive officers are the same as those offered to the general employee population, except for the automobile allowance provided to the named executive officers.
All of our named executive officers other than Mr. Keller are entitled to participate in the company’s defined benefit pension plan. Mr. Keller is not eligible to participate because effective January 1, 2020, newly hired employees, are no longer eligible to participate. In addition, all of our executive officers are entitled to participate in our company’s 401(k) plan. B&G Foods makes matching contributions with respect to each participant’s elective contributions, up to a certain percent of such participant’s compensation (provided that for fiscal 2022, matching contributions were based only on the first $305,000 of such participant’s compensation). For those employees eligible to participate in our defined benefit pension plan, matching contributions under our 401(k) plan become fully vested after five years of employment with the company. For those employees not eligible to participate in our defined benefit pension plan, matching contributions under our 401(k) plan vest immediately.
Executive Severance and Change in Control Severance Benefits
For a discussion of executive severance and change in control severance benefits, our rationale for offering those benefits and the triggers for payments, see “Management Employment Agreements—Severance Benefits” below.

Chief Executive Officer Compensation
The compensation committee remains responsible for reviewing and approving the corporate goals and objectives relevant to our chief executive officer’s compensation and evaluating our chief executive officer’s performance in light of those goals and objectives. Mr. Keller has served as our President and Chief Executive Officer since June 2021. Mr. Keller’s compensation during fiscal 2022 was based upon his employment agreement described and the other factors set forth above under “Components of Executive Compensation.”
Accounting and Tax Considerations
Financial reporting and income tax consequences to our company of individual compensation elements are important considerations for our compensation committee when it is analyzing the overall level of compensation and the mix of compensation. Overall, the compensation committee seeks to balance its objective of ensuring a fair, reasonable and competitive compensation package for our named executive officers with the need to ensure the deductibility of compensation—while ensuring an appropriate and transparent impact on reported earnings and other closely followed financial measures.
Section 162(m) of the Internal Revenue Code limits the federal tax deductions that may be claimed by a public company for compensation paid to certain individuals to $1 million, except that, in 2017 and prior years, compensation exceeding such threshold could be deducted if it met the requirements to be considered “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code. The Tax Cuts and Jobs Act, passed by Congress in December 2017, eliminated the “performance-based” compensation exemption under Section 162(m). Therefore, for 2018 and subsequent years, compensation paid to our chief executive officer, our chief financial officer and to each of our other named executive officers generally will not be deductible for federal income tax purposes to the extent such compensation exceeds $1 million, regardless of whether such compensation would have been considered “performance-based” under prior law. This limitation on deductibility applies to each individual who is a “covered employee” (as defined in Section 162(m)) or who becomes a covered employee, and continues to apply to each such individual for all future years, regardless of whether such individual remains a named executive officer. The compensation committee believes that our stockholders’ interests are best served by not restricting the compensation committee’s discretion in structuring compensation programs, and thus the compensation committee intends to maintain flexibility to pay compensation that is not deductible when the best interests of our company make that advisable. In approving the amount and form of compensation for our named executive officers, the compensation committee will continue to consider all elements of cost to our company of providing such compensation, including the potential impact of Section 162(m).
Executive Compensation Clawback Policy
Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted by Congress in 2010 required the SEC to adopt regulations requiring national stock exchanges to enact listing requirements requiring publicly traded companies to adopt executive compensation clawback policies. B&G Foods has for many years disclosed that we plan to adopt a clawback policy in accordance with the final rule adopted by the SEC. In October 2022, the SEC adopted a final rule that requires national stock exchanges to adopt listing standards relating to clawback policies and for those listing standards to be effective by November 28, 2023. In February 2023, the NYSE proposed a rule (which is subject to SEC approval) to implement the SEC’s clawback rule. Companies listed on the NYSE will be required to adopt clawback policies not later than 60 days following the effective date of the NYSE rule. B&G Foods will adopt a clawback policy that complies with the final rules adopted by the SEC and the NYSE prior to the compliance deadline.
Stock Ownership Guidelines
Although our company does not currently have stock ownership guidelines for our executive officers, we encourage all of our executive officers to hold a significant amount of company stock and promote this goal through our long-term incentive awards. At this time, given the significant amount of company stock historically held over the years by our executive officers and the nature of our long-term incentive awards, which increase or decrease in potential value during each performance period as our stock price increases or decreases, we believe that the interests of our executives are properly aligned with those of our other stockholders. If over time this situation changes, our board of directors will reevaluate the need for stock ownership guidelines.
See “Corporate Governance—Director Compensation—Non-Employee Director Stock Ownership Guidelines” above for a description of stock ownership guidelines we have adopted for our non-employee directors.
Anti-Hedging Policy
To prevent speculation or hedging, our insider trading policy prohibits our named executive officers (and our directors and all other employees) from engaging in short sales of our company’s stock. Company policy also prohibits our directors, executive officers and certain other employees from purchasing or selling any financial instrument that is designed to hedge or offset any decrease in the market value of our company’s stock, including prepaid variable forward contracts, equity swaps, collars and other derivative securities that are directly linked to our company’s stock. All other employees are discouraged from entering into hedging transactions related to company stock. In addition, our insider trading policy prohibits all directors, executive officers and all other employees from purchasing company securities on margin, holding company securities in a margin account or pledging company securities.
Compensation Committee Interlocks and Insider Participation
No member of the compensation committee is now, or was during fiscal 2022 or at any time prior thereto, an officer or employee of our company or any of our subsidiaries. In addition, no member of the compensation committee had any relationship with the company that would require disclosure under the applicable rules of the SEC pertaining to the disclosure of transactions with related persons. None of the executive officers of our company currently serves or has served in the past on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on our board of directors or compensation committee.
REPORT OF THE COMPENSATION COMMITTEE
The compensation committee of the board of directors of B&G Foods has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by referenced into the company’s Annual Report on Form 10-K for fiscal 2022. This report is provided by the following independent directors, who comprise the committee.
Compensation Committee
Alfred Poe, Chair
Charles F. Marcy
Robert D. Mills
Cheryl M. Palmer
Stephen C. Sherrill

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities for fiscal 2022, 2021 and 2020 paid to our named executive officers.
Name and Principal Position	Year	Salary	Bonus(3)	Stock Awards(4)	Non- Equity Incentive Plan Compen- sation(5)	Option Awards(6)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(7)	All Other Compen- sation(8)	Total
Kenneth C. Keller(1) President and Chief Executive Officer	2022	$1,081,500	$—	$1,304,964	$—	$—	$—	$26,810	$2,413,274
	2021	$565,385	$579,808	$3,249,055	$—	$1,500,001	$—	$146,545	$6,040,794
Bruce C. Wacha Executive Vice President of Finance and Chief Financial Officer	2022	$514,962	$—	$331,375	$—	$—	$—	$20,710	$867,047
	2021	$481,273	$69,303	$347,343	$—	$—	$20,989	$20,260	$939,168
	2020	$449,788	$—	$289,923	$533,673	$—	$50,535	$20,110	$1,344,029
Scott E. Lerner Executive Vice President, General Counsel, Secretary and Chief Compliance Officer	2022	$525,347	$—	$338,081	$—	$—	$—	$20,710	$884,138
	2021	$510,046	$71,916	$368,101	$—	$—	$13,553	$20,260	$983,876
	2020	$495,190	$—	$319,181	$586,800	$—	$130,472	$20,110	$1,551,753
Erich A. Fritz(2) Executive Vice President and Chief Supply Chain Officer	2022	$337,117	$—	$281,995	$—	$—	$16,028	$756,974	$1,392,114
	2021	$433,913	$55,324	$313,133	$—	$—	$40,474	$20,260	$863,104
	2020	$421,275	$—	$271,552	$503,002	$—	$55,898	$20,110	$1,271,837
Jordan E. Greenberg Executive Vice President and President of Spices & Flavor Solutions	2022	$415,641	$—	$263,036	$—	$—	$—	$20,710	$699,387
	2021	$396,872	$55,959	$286,399	$—	$—	$21,263	$20,260	$780,753
	2020	$385,313	$—	$248,352	$460,064	$—	$179,605	$20,110	$1,293,444
Ellen M. Schum Executive Vice President and President of Specialty	2022	$415,641	$—	$263,036	$—	$—	$—	$20,710	$699,387

(1)
Mr. Keller was appointed as President and Chief Executive Officer on June 14, 2021. Salary for 2021 reflects the pro-rated portion of his annual base salary.

(2)
Mr. Fritz retired as Executive Vice President and Chief Supply Chain Officer effective October 1, 2022. Salary for 2022 reflects the pro-rated portion of his annual base salary and also includes a cash payment of $36,240 for accrued but unused vacation. See footnote 8(B) below.

(3)
For 2021, reflects special bonus awards approved in February 2022 and paid in March 2022 to our executive officers and all other participants in our annual bonus plan to recognize their significant contributions to manage our business through unprecedented challenges and difficulties in the industry. The surge of the Omicron variant in the fourth quarter caused widespread labor shortages across the supply chain, negatively impacting our manufacturing and shipping operations as well as our customers’ ability to receive shipments and as a result, our 2021 adjusted EBITDA was slightly below “threshold” under our 2021 annual bonus plan. The special bonus awards were paid to participants, including the named executive officers (other than Mr. Keller) in an amount equivalent to the “threshold” level under our annual bonus plan. Consistent with Mr. Keller’s employment agreement and its provisions regarding his first annual bonus, Mr. Keller received a special bonus award equivalent to his “target” bonus under the 2021 annual bonus plan, with the bonus being pro-rated to reflect the period of time Mr. Keller served as our President and Chief Executive Officer during fiscal 2021.

(4)
The “stock awards” column sets forth, for a given year, (a) the aggregate grant date fair value of performance share LTIAs granted in that year reduced by the present value of expected dividends using the risk-free interest-rate (as the award holders are not entitled to dividends or dividend equivalents during the vesting period), and (b) the aggregate grant date fair value of restricted stock, if any, granted in that year, in each case computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718 based upon, in the case of the performance share LTIAs, the probable outcome (as of the grant date) of the applicable performance conditions (i.e., the “target” value). The amounts reported in the “stock awards” column are generally consistent with the estimate of aggregate compensation expense expected to be recognized by B&G Foods for the named executive officers over the performance period determined as of the grant date under FASB Topic 718, excluding the effect of forfeitures. A discussion of the assumptions used in calculating the grant date fair value and estimate of aggregate compensation expense is set forth in Note 15 of the notes to our consolidated financial statements in our 2022 annual report.

As discussed, above, the amounts set forth in the “stock awards” column assume that performance share LTIAs will be earned at “target.” The table below provides the value of the awards at date of grant (calculated in accordance with FASB ASC Topic 718 as set forth above), assuming that threshold, target and maximum performance goals were met. The table also sets forth the value of the restricted stock awards (calculated in accordance with FASB ASC Topic 718 as set forth above) reflected in the “stock awards” column.

		FASB ASC Topic 718 Values
		Performance Share LTIAs			Restricted Stock
Name	Year	Threshold	Target	Maximum
Kenneth C. Keller	2022	$460,788	$921,575	$2,150,320	$383,389
	2021	$1,503,120	$3,006,272	$7,014,605	$242,783
Bruce C. Wacha	2022	$117,009	$234,018	$546,034	$97,358
	2021	$122,637	$247,453	$577,382	$99,890
	2020	$96,138	$192,276	$384,552	$97,647
Scott E. Lerner	2022	$119,366	$238,755	$557,080	$99,326
	2021	$131,111	$262,248	$611,894	$105,852
	2020	$105,842	$211,683	$423,366	$107,498
Erich A. Fritz	2022	$99,567	$199,155	$464,673	$82,840
	2021	$111,527	$223,082	$520,515	$90,051
	2020	$90,041	$180,092	$360,184	$91,460
Jordan E. Greenberg	2022	$92,887	$185,773	$433,456	$77,263
	2021	$102,005	$204,037	$476,076	$82,362
	2020	$82,351	$164,713	$329,427	$83,639
Ellen M. Schum	2022	$92,887	$185,773	$433,456	$77,263
The amounts listed in the “stock awards” column and in this footnote do not reflect the value of common stock actually received by the named executive officers, whether the named executive officer will actually realize a financial benefit from the awards, or the potential value to the named executive officer of the awards that may be earned. Whether, and to what extent, the named executive officers ultimately realize value will depend on many factors, including the actual performance of the company, the price of our common stock when and if shares are actually issued and the named executive officers’ continued employment. For more details on performance share LTIA and restricted stock grants in 2022, see the Grants of Plan-Based Awards in Fiscal 2022 table below. Additional information regarding performance share LTIAs granted in 2021 and 2022 and restricted stock granted in 2020, 2021 and 2022 that are still outstanding can be found in the table Outstanding Equity Awards at 2022 Fiscal-Year End table below.
(5)
The amounts shown in this column represent payments made under annual bonus plans. No awards under our annual bonus plan were earned by the named executive officers for fiscal 2022 or 2021. Annual bonuses listed in this column as being earned in 2020 were paid in March 2021.

(6)
For 2021, the “option awards” column sets forth the aggregate grant date fair value of the stock option awards granted in that year, calculated in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the aggregate grant date fair value is set forth in Note 15 of the notes to our consolidated financial statements in our 2022 annual report. None of the named executive officers received stock option awards in 2020 or 2022.

(7)
Represents the aggregate change in pension value of the named executive officer’s accumulated benefit under our defined benefit pension plan. In accordance with SEC rules, negative amounts have been reported as zero in this table. During fiscal 2022, negative amounts for Mr. Wacha, Mr. Lerner, Mr. Greenberg and Ms. Schum were $21,546, $168,644, $205,819 and $6,369, respectively. See the pension benefits table on page 49 for additional information, including the present value assumptions used in this calculation. We do not have any non-qualified deferred compensation plans.

(8)
The following table describes each component of the “all other compensation” column. In accordance with SEC rules, the compensation in the table omits information regarding plans or arrangements such as group life, health, hospitalization and medical reimbursement plans that do not discriminate in scope, terms or operation, in favor of executive officers or directors of B&G Foods and that are available generally to all salaried employees.

Name	Year	Matching Contributions to 401(k) Plan	Automobile Allowance(A)	Cell Phone Allowance(A)	Relocation, Temporary Living and Travel Allowances		Post- Employment Compensation and Benefits(B)	Total
Kenneth C.. Keller	2022	$15,250	$10,000	$1,560	$		$—	$26,810
	2021	$14,500	$5,385	$1,560		$125,100	$—	$146,545
Bruce C. Wacha	2022	$9,150	$10,000	$1,560		$—	$—	$20,710
	2021	$8,700	$10,000	$1,560		$—	$—	$20,260
	2020	$8,550	$10,000	$1,560		$—	$—	$20,110
Scott E. Lerner	2022	$9,150	$10,000	$1,560		$—	$—	$20,710
	2021	$8,700	$10,000	$1,560		$—	$—	$20,260
	2020	$8,550	$10,000	$1,560		$—	$—	$20,110
Erich A. Fritz	2022	$9,150	$7,692	$1,200		$—	$738,932	$756,974
	2021	$8,700	$10,000	$1,560		$—	$—	$20,260
	2020	$8,550	$10,000	$1,560		$—	$—	$20,110
Jordan E. Greenberg	2022	$9,150	$10,000	$1,560		$—	$—	$20,710
	2021	$8,700	$10,000	$1,560		$—	$—	$20,260
	2020	$8,550	$10,000	$1,560		$—	$—	$20,110
Ellen M. Schum	2022	$9,150	$10,000	$1,560		$—	$—	$20,710

(A)
The amounts shown reflect unrestricted automobile and cell phone allowances that are fully taxable to the officer.

(B)
Mr. Fritz retired from our company effective October 1, 2022. As previously disclosed we entered into a retirement agreement with Mr. Fritz pursuant to which he is receiving (1) salary continuation payments of $701,203, which reflects payment of 160% of his annual base salary for an additional one year following his retirement date (and which equates to his annual base salary for one year plus a target bonus), (2) continuation of healthcare benefits for one year following his retirement date valued at $27,729, and (3) a lump sum payment of $10,000 in lieu of life insurance and disability insurance benefits.
Grants of Plan-Based Awards in Fiscal 2022
The following table sets forth information about non-equity and equity awards granted to the named executive officers in fiscal 2022.
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Securities Underlying Options (#)	Grant Date Fair Value of Stock and Option Awards(2) ($)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (# of shares)	Target (# of shares)	Maximum (# of shares)
Kenneth C. Keller
2022 Annual Bonus Plan(1)	N/A	N/A	$270,375	$1,081,500	$2,163,000
2022 to 2024 PS LTIAs	3/25/2022	3/25/2022				21,108	42,216	98,503		$921,575
Restricted Stock	3/25/2022	3/25/2022							14,023	$383,389
Bruce C. Wacha
2022 Annual Bonus Plan(1)	N/A	N/A	$90,118	$360,473	$720,947
2022-2024 PS LTIAs	3/25/2022	3/25/2022				5,360	10,720	25,103		$234,018
Restricted Stock	3/25/2022	3/25/2022							3,561	$97,358
Scott E. Lerner
2022 Annual Bonus Plan(1)	N/A	N/A	$78,802	$315,208	$630,416
2022-2024 PS LTIAs	3/25/2022	3/25/2022				5,468	10,937	25,519		$238,755
Restricted Stock	3/25/2022	3/25/2022							3,633	$99,326
Erich A. Fritz
2022 Annual Bonus Plan(1)	N/A	N/A	$65,738	$262,951	$525,902
2022-2024PS LTIAs	3/25/2022	3/25/2022				4,561	9,123	21,286		$199,155
Restricted Stock	3/25/2022	3/25/2022							3,030	$82,840
Jordan E. Greenberg
2022 Annual Bonus Plan(1)	N/A	N/A	$62,346	$249,385	$498,769
2022-2024 PS LTIAs	3/25/2022	3/25/2022				4,255	8,510	19,856		$185,773
Restricted Stock	3/25/2022	3/25/2022							2,826	$77,263
Ellen M. Schum
2022 Annual Bonus Plan(1)	N/A	N/A	$62,346	$249,385	$498,769
2022-2024 PS LTIAs	3/25/2022	3/25/2022				4,255	8,510	19,856		$185,773
Restricted Stock	3/25/2022	3/25/2022							2,826	$77,263

(1)
Shows the potential value of the payout for the named executive officer under our annual bonus plan for fiscal 2022 if the threshold, target or maximum adjusted EBITDA objective were satisfied. The potential payouts were performance-driven and therefore completely at risk. As reflected in the non-equity incentive plan compensation column and the footnote thereto in the summary compensation table, our 2022 adjusted EBITDA did not satisfy our threshold objective and therefore no annual bonus plan awards were paid to the named executive officers pursuant to the 2022 annual bonus plan. See footnote (5) to the Summary Compensation Table above.

(2)
The values included in this column with respect to the performance share LTIAs reflect the grant date fair value of the performance share LTIAs reduced by the present value of expected dividends using the risk-free interest-rate (as the award holders are not entitled to dividends or dividend equivalents during the vesting period) computed in accordance with FASB ASC Topic 718 based upon the probable outcome (as of the grant date) of the applicable performance conditions.

The value included in this column for each restricted stock award reflects the aggregate grant date fair value of the award, regardless of when and how the award vests. The restricted stock awards vest one-third per year on each of the first three anniversaries of the grant date.
The amounts reported in this column are generally consistent with the estimate of aggregate compensation expense expected to be recognized by B&G Foods for the named executive officers over the performance period, in the case of performance share LTIAs, and over the vesting period, in the case of restricted stock awards, in each case determined as of the grant date under FASB Topic 718, excluding the effect of forfeitures. A discussion of the assumptions used in calculating the grant date fair value and estimate of aggregate compensation expense is set forth in Note 15 of the notes to our consolidated financial statements in our 2022 annual report.
The amounts listed in this column do not reflect whether the named executive officer will actually realize a financial benefit from the awards, or the potential value to the named executive officer of the awards that may be earned. Whether, and to what extent, the named executive officers ultimately realize value will depend on many factors, including the actual performance of the company, the price of our common stock when and if shares are actually issued and the named executive officers’ continued employment.

Outstanding Equity Awards at 2022 Fiscal Year-End
The following table provides information on the outstanding equity awards held by the named executive officers as of December 31, 2022.
	Option Awards						Stock Awards(1)
Name	Number of Securities Underlying Options that are Exercisable	Number of Securities Underlying Options that are Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Vesting Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Performance Period	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Kenneth C. Keller	—	228,882	$34.07	6/14/2021	6/14/2024	6/14/2031			2021 to 2023	19,358(2)	$215,842
									2022 to 2024	21,108(2)	$235,354
							4,751(3)	$52,974
							14,023(6)	$156,356
Bruce C. Wacha									2021 to 2023	4,599(2)	$51,279
									2022 to 2024	5,360(2)	$59,764
							1,974(4)	$22,010
							2,044(5)	$22,791
							3,561(6)	$39,705
Scott E. Lerner	43,445	—	$30.94	12/11/2014	12/11/2017	12/11/2024			2021 to 2023	4,874(2)	$54,345
	10,359	—	$27.77	3/10/2015	3/10/2018	3/10/2025			2022 to 2024	5,468(2)	$60,968
	17,214	—	$34.00	3/15/2016	3/15/2019	3/15/2026	2,173(4)	$24,229
	11,920	—	$41.60	3/14/2017	3/14/2020	3/14/2027	2,166(5)	$24,151
	25,608	—	$26.80	3/13/2018	3/13/2021	3/13/2028	3,633(6)	$40,508
Erich A. Fritz									2021 to 2023	2.418(2)	$26,961
									2022 to 2024	1,140(2)	$12,711
Jordan E. Greenberg	2,409	—	$27.77	3/10/2015	3/10/2018	3/10/2025			2021 to 2023	3,792(2)	$42,281
	5,272	—	$34.00	3/15/2016	3/15/2019	3/15/2026			2022 to 2024	4,255(2)	$47,433
	3,711	—	$41.60	3/14/2017	3/14/2020	3/14/2027	1,691(4)	$18,855
	7,896	—	$26.80	3/13/2018	3/13/2021	3/13/2028	1,686(5)	$18,799
							2,826(6)	$31,510
Ellen M. Schum									2021 to 2023	3,792(2)	$42,281
									2022 to 2024	4,255(2)	$47,433
							1,691(4)	$18,855
							1,686(5)	$18,799
							2,826(6)	$31,510

(1)
Does not include shares of common stock for 2020 to 2022 performance shares LTIAs, which had vested at the end of fiscal 2022 subject to confirmation by the compensation committee that the performance goal had been satisfied. Following such confirmation, shares of common stock for the 2020 to 2022 performance share LTIAs were paid in March 2023, and are reflected below in the Option Exercises and Stock Vested in Fiscal 2022 table.

(2)
In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), reflects the number of shares of common stock each named executive officer would receive under each grant of the 2021 to 2023 and 2022 to 2024 performance shares LTIAs, assuming that the financial targets associated with the 2021 to 2023 performance share LTIAs and the 2022 to 2024 performance share LTIAs are each achieved at the threshold level (i.e., 50% of target), and the dollar value of those shares based on the closing market price of the company’s common stock of $11.15 per share on December 30, 2022 (the last business day of fiscal 2022). The awards vest at the end of the applicable performance period, subject to confirmation by the compensation committee that the applicable performance goals have been satisfied.

As noted in the Compensation Discussion and Analysis section of this proxy statement, the number of shares that may be earned by each named executive officer from threshold to maximum is determined at the beginning of the performance period based upon the price of our common stock at the date of grant of the performance share LTIA. Therefore, the value of the award at the end of the performance period will depend not only upon the level at which the performance goals have been achieved but will also depend on the price of our common stock at the end of the performance period when the shares of common stock are actually issued to the participants.
(3)
Reflects the remaining two-thirds of the shares of restricted stock granted on June 14, 2021 that had not yet vested, one-half of which will vest on each of June 13, 2023 and June 13, 2024.

(4)
Reflects the remaining one-third of the shares of restricted stock granted on March 25, 2020 that had not yet vested, all of which vested on March 25, 2023.

(5)
Reflects the remaining two-thirds of the shares of restricted stock granted on March 25, 2021 that had not yet vested, half of which vested on March 25, 2023 and half of which will vest on March 25, 2024.

(6)
Reflects shares of restricted stock granted on March 25, 2022, one-third of which vested or will vest on each of March 25, 2023, March 25, 2024 and March 25, 2025.

Option Exercises and Stock Vested in Fiscal 2022
The following table provides information on the value of stock awards that vested during fiscal 2022 for each of our named executive officers. No stock options were exercised by our named executive officers during 2022.
		Stock Awards
Name	Award Type	Number of Shares Acquired on Vesting(6) (#)	Value Realized on Vesting(7) ($)
Kenneth C. Keller	2021 2022 PS LTIAs(1)	—	—
	Restricted Stock(2)	2,375	$52,891
Bruce C. Wacha	2020-2022 PS LTIAs(3)	35,508	$447,401
	Restricted Stock(4)	2,994	$81,856
Scott E. Lerner	2020-2022 PS LTIAs(3)	39,092	$492,559
	Restricted Stock(4)	3,254	$88,964
Erich A. Fritz	2020-2022 PS LTIAs(3)	30,486	$384,124
	Restricted Stock(4)	2,768	$75,677
	Restricted Stock(5)	6,722	$110,846
Jordan E. Greenberg	2020-2022 PS LTIAs(3)	30,418	$383,267
	Restricted Stock(4)	2,531	$69,198
Ellen M. Schum	2020-2022 PS LTIAs(3)	30,418	$383,267
	Restricted Stock(4)	2,531	$69,198

(1)
No shares were earned pursuant to Mr. Keller’s phase-in 2021 to 2022 performance share LTIAs.

(2)
Reflects the vesting on June 14, 2022 of one-third of the total number of shares of restricted stock granted on June 14, 2021.

(3)
Reflects shares earned at maximum (200% of target) pursuant to 2020 to 2022 performance share LTIAs. The gross number of shares set forth in the third column had vested at the end of fiscal 2022 subject to confirmation by the compensation committee that the performance goals had been satisfied. Following such confirmation, a net number of shares were issued in February 2023 after shares were withheld for tax withholding.

(4)
Reflects the vesting on March 25, 2022 of one-third of the total number of shares of restricted stock granted on each of March 25, 2020 and March 25, 2021.

(5)
Pursuant to Mr. Fritz’s retirement agreement and restricted stock award agreements and effective October 1, 2022, vesting was accelerated for Mr. Fritz’s remaining shares of restricted stock that had been granted on March 25, 2020, March 25, 2021 and March 25, 2022.

(6)
Represents the gross number of shares that vested. Upon the vesting of performance share LTIAs and restricted stock, a net number of shares are issued or released, as applicable, after shares are withheld for tax withholding.

(7)
Calculated based upon the gross number of shares acquired upon vesting (without taking into account shares withheld or canceled for tax withholding) and the closing price of our common stock on the vesting date.

Management Employment Agreements
We have entered into employment agreements with each of our named executive officers. The employment agreements provide that each executive’s base salary as set forth above in the summary compensation table is subject to annual increases at the discretion of the compensation committee. Each executive is eligible to earn additional incentive compensation under our annual bonus plan and any other incentive compensation programs we provide. The employment agreements entitle each executive to (1) receive individual disability and life insurance coverage, (2) receive other executive benefits, including an automobile allowance and cell phone allowance, (3) participate in all employee benefits plans maintained by us for our employees and (4) receive other customary employee benefits.

Each agreement is subject to automatic one-year extensions, unless earlier terminated. Each agreement may be terminated by the executive at any time for any reason, provided that he or she gives us 60 days advance written notice of his or her resignation, subject to special notice rules in certain instances, including a change in control or in the event that we substantially alter his or her duties so that he or she can no longer perform his or her duties in accordance with his or her agreement with us. Each agreement may also be terminated by us for any reason, including for “cause” (as defined in the employment agreements). We must give 60 days’ advance written notice if the termination is without cause. During the executive officer’s employment and for one year after his or her voluntary resignation or termination for cause, each executive officer has agreed that he or she will not be employed or otherwise engaged by any food manufacturer operating in the United States that directly competes with our business.
Severance Benefits
Executive Severance Benefits.   To ensure that we are offering a competitive executive compensation program, we believe it is important to provide reasonable severance benefits to our named executive officers. In the case of termination by us without cause, termination by us due to the named executive officer’s disability, death, or a resignation by the named executive officer described above that is considered to be a termination by us without cause, each executive officer’s employment agreement provides that he or she will receive the following severance benefits, in addition to accrued and unpaid compensation and benefits: (1) salary continuation payments for one year in an amount equal to 200% of his then current base salary in the case of Mr. Keller, and 160% of his or her then current base salary in the case of each of the others, (2) continuation during the one-year severance period of medical, dental, life insurance and disability insurance for the named executive, his or her spouse and his or her dependents, or if the continuation of all or any of the such benefits is not available because of his or her status as a terminated employee, a payment equal to the market value of such excluded benefits, (3) if legally allowed, one additional year of service credit under our qualified defined benefit pension plan, except in the case of Mr. Keller, who is not a participant in the plan, and (4) outplacement services.
If a named executive officer’s employment with B&G Foods ends during a performance share LTIA performance period due to termination by B&G Foods without cause, there is no accelerated vesting of the performance share LTIAs and therefore the compensation a named executive officer received in respect of such performance share LTIAs is not included in the table below. Instead, after the performance period is completed, the named executive officer would be entitled to a pro rata portion of the number of performance shares, if any, he or she would have received had the named executive officer remained employed until the end of the performance period. The pro rata portion would be based on the number of full months in the performance period during which the named executive officer was employed as compared to the total number of months in the performance period.
The estimated severance and other benefits for each named executive officer in the event of a termination by us without cause are set forth below. The amounts assume that the termination without cause was effective as of December 30, 2022 (the last business day of fiscal 2022) and thus are based upon amounts earned through such date and are only estimates of the amounts that would actually be paid to such named executive officers upon their termination.
Name	Continuation of Salary	Continuation of Health Care and Other Insurance Benefits	Estimated Present Value of Additional Pension Credits(2)	Accelerated Vesting of Options(3)(4)	Accelerated Vesting of Restricted Stock(4)	Total
Kenneth C. Keller	$2,163,000	$36,692	—	—	$209,330	$2,409,022
Bruce C. Wacha	$875,435	$36,692	$21,794	—	$84,506	$1,018,427
Scott E. Lerner	$840,555	$36,692	$20,749	—	$88,888	$986,884
Erich A. Fritz(1)	—	—	—	—	—	—
Jordan E. Greenberg	$680,000	$27,729	$26,471	—	$69,163	$803,363
Ellen M. Schum	$680,000	$36,692	$31,219	—	$69,163	$817,074

(1)
Mr. Fritz retired from our company on October 1, 2022, and therefore he would not have been entitled to any severance benefits as of the last business day of fiscal 2022. Pursuant to the retirement agreement we entered into with Mr. Fritz, Mr. Fritz is receiving post-employment compensation and benefits for a period of one year following his retirement. See note 8 in the summary compensation table above for additional information.

(2)
Mr. Keller is not eligible to participate in our defined benefit pension plan because, effective January 1, 2020, newly hired employees, including newly hired executive officers, are no longer eligible to participate in our defined benefit pension plan.

(3)
As of the last business day of fiscal 2022, Mr. Keller had 228,882 unvested options, 114,441 of which would have vested upon a termination by us without cause on that day. No value is listed in the table above because all of such options were underwater.

(4)
Based upon the closing price of $11.15 per share of our company’s common stock on December 30, 2022, the last business day of fiscal 2022.

Change in Control Severance Benefits.   From time to time, we may explore potential transactions that could result in a change in control of our company. We believe that when a transaction is perceived as imminent, or is taking place, we should be able to receive and rely on the disinterested service of our named executive officers, without them being distracted or concerned by the personal uncertainties and risks associated with such a situation. We further believe that our stockholders are best served if their interests are aligned with the interests of our executives, and providing change in control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential transactions that may enhance the value of our stockholders’ investments.
The employment agreements of named executive officers provide that the severance period set forth above will be increased to two years after the executive’s termination of employment if the executive’s termination is following a change in control.
If an executive terminates employment following a change in control the executive might become subject to an excise tax imposed under Section 4999 of the Internal Revenue Code. When a company reimburses an executive for the amount of that excise tax to put the executive in the same after-tax economic position that the executive would be in if the excise tax did not apply, it is known as an excise tax gross-up. In 2014, our compensation committee decided that excise tax gross-up provisions would no longer be included in any new employment agreements and would be removed from any grandfathered employment agreements upon any material amendment to such agreements. We no longer have any employment agreements, grandfathered or otherwise, that require our company to pay an excise tax gross up.
The estimated severance and other benefits for each named executive officer in the event of a change in control and termination of employment are set forth below. The amounts assume that the change of control and termination was effective as of December 30, 2022 (the last business day of fiscal 2022) and thus are based upon amounts earned through such date and are only estimates of the amounts that would actually be paid to such named executive officers upon their termination.
Name	Continuation of Salary	Continuation of Health Care and Other Insurance Benefits	Estimated Present Value of Additional Pension Credits(2)	Accelerated Vesting of LTIAs(3)	Accelerated Vesting of Options(3)(4)	Accelerated Vesting of Restricted Stock(3)	Gross- Up for Excise Taxes(5)	Total
Kenneth C. Keller	$4,326,000	$73,384	—	$444,695	—	$209,330	—	$5,053,409
Bruce C. Wacha	$1,750,871	$73,384	$43,589	$108,222	—	$84,506	—	$2,060,572
Scott E. Lerner	$1,681,110	$73,384	$41,498	$113,106	—	$88,888	—	$1,997,986
Erich A. Fritz(1)	—	—	—	$103,673	—	—	—	$103,673
Jordan E. Greenberg	$1,360,000	$55,458	$52,943	$88,007	—	$69,163	—	$1,625,571
Ellen M. Schum	$1,360,000	$73,384	$62,437	$88,007	—	$69,163	—	$1,652,991

(1)
Mr. Fritz retired from our company on October 1, 2022 and therefore he would not have been entitled to any change in control severance benefits as of the last business day of fiscal 2022, except that he would be entitled to accelerated vesting of performance share LTIAs in the event of a change in control.

(2)
Mr. Keller is not eligible to participate in our defined benefit pension plan because, effective January 1, 2020, newly hired employees, including newly hired executive officers, are no longer eligible to participate in the defined benefit pension plan.

(3)
Based upon the closing price of $11.15 per share of our company’s common stock on December 30, 2022, the last business day of fiscal 2022.

(4)
As of the last business day of fiscal 2022, Mr. Keller had 228,882 unvested options, all of which would have vested upon a change in control on that day. No value is listed in the table above because all of such options were underwater.

(5)
None of our employment agreements require us to pay an excise tax gross up.

Release.   The obligation of B&G Foods to provide the salary continuation and other severance benefits described above is contingent upon and subject to the execution and delivery by the named executive officer of a general release. The general release is required to provide that for and in consideration of the salary continuation and other severance benefits, the executive officer release any and all claims and rights ensuing from his or her employment with and termination from our company, which he or she may have against the company or any of our subsidiaries or other affiliates, and their respective directors, officers, employees and agents, arising from or related to his or her employment or termination.
401(k) Plan
We maintain a tax-qualified defined contribution plan with a cash or deferred arrangement intended to qualify under Section 401(k) of the Internal Revenue Code. Each participant in the plan may elect to defer, in the form of contributions to the plan, up to 75% of compensation that would otherwise be paid to the participant in the applicable year, which percentage may be increased or decreased by the administrative committee of the plan, but is otherwise not to exceed the statutorily prescribed annual limit ($20,500 in 2022 if the participant is under age 50, and $27,000 in 2022 if the participant is age 50 or over). For those employees eligible to participate in our defined benefit pension plan described below (i.e., employees hired before January 1, 2020), we make a 50% matching contribution with respect to the participant’s elective contributions up to six percent of such participant’s compensation (provided that for fiscal 2022, matching contributions were based only on the first $305,000 of such participant’s compensation), and matching contributions become fully vested after five years of employment with the company. For those employees not eligible to participate in our defined benefit pension plan (i.e., employees hired on or after January 1, 2020, which includes Mr. Keller, who was hired on June 14, 2021), we make a 100% matching contribution with respect to the participant’s elective contributions up to five percent of such participant’s compensation (provided that for fiscal 2022, matching contributions were based only on the first $305,000 of such participant’s compensation) and matching contributions vest immediately.
Pension Plan
We maintain a qualified defined benefit pension plan for certain eligible salaried employees meeting minimum eligibility requirements in which five of our named executive officers participates. Effective January 1, 2020, newly hired employees, including newly hired executive officers (which includes Mr. Keller), are no longer eligible to participate in this defined benefit pension plan. The pension plan is designed and administered to qualify under Section 401(a) of the Internal Revenue Code. The pension plan provides unreduced retirement benefits at age 62 based on the average of the five highest consecutive years of earnings in the last ten years. Benefits under the plan are calculated generally as the sum of 0.75% of final average earnings plus 1.15% of final average earnings in excess of a 35-year average Social Security taxable wage base multiplied by years of benefit service limited to 35 years. The compensation included in the pension plan calculation is W-2 earnings (excluding LTIAs) and any amounts contributed to any tax qualified profit sharing plan or cafeteria plan. As required by Section 401(a)(17) of the Internal Revenue Code, for 2022, benefits under the pension plan were based only on the first $305,000 of an employee’s annual earnings. In certain cases, additional years of credited service may be granted as described above under “Management Employment Agreements—Severance Benefits.” In most cases, employees are not entitled to a lump sum payment of the pension benefits. Upon retirement, the total amount of accumulated benefits is calculated as a monthly installment and is paid out over the remaining life of the employee (or if elected, over the lives of the employee and his or her beneficiary at a reduced monthly benefit).

Pension Benefits Table
Name	Number of Years of Credited Service	Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
Kenneth C. Keller(2)	—	—	—
Bruce C. Wacha	5	$116,234	—
Scott E. Lerner	17	$361,383	—
Erich A. Fritz(3)	4	$112,400	—
Jordan E. Greenberg	23	$617,651	—
Ellen M. Schum	4	$135,282	—

(1)
The present value of the accumulated benefit as of the end of fiscal 2022 for each named executive officer reflects pension benefits payable at the earliest age the named executive officer may retire without significant benefit reductions, or current age, if later. The same assumptions used in Note 12 to B&G Foods’ audited financial statements in the 2022 annual report are used in calculating the present value of accumulated pension benefits, including a discount rate of 5.00%. The present value of the accumulated benefit is also based upon post-retirement mortality rates in accordance with the PRI-2012 Mortality Tables and projected generationally with Scale MP-2021 and the single life annuity payment form (or actual elected form if in payment).

(2)
Mr. Keller is not eligible to participate in our defined benefit pension plan because effective January 1, 2020, newly hired employees, including newly hired executive officers, are no longer eligible to participate in the defined benefit pension plan.

(3)
Mr. Fritz retired from our company on October 1, 2022, and will begin receiving pension payments in November 2023 after the salary continuation payments he is receiving pursuant to his retirement agreement end. Mr. Fritz will receive an additional year of credited service for the period of time during which he is receiving salary continuation payments.

Pay Ratio Disclosure
Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, require us to provide the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the median employee of the company. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
As previously disclosed, to identify our median employee we used the following methodology:
•
we collected the payroll data of all employees globally, whether employed on a full-time, part-time, temporary or seasonal basis, as of the end of fiscal 2020;

•
we applied an average exchange rate to convert all international currencies into U.S. dollars; and

•
we used total gross wages for fiscal 2020 as our consistently applied compensation measure and annualized the compensation of permanent full-time and part-time employees who were not employed by us for the entire calendar year (we did not annualize the compensation for temporary or seasonal employees and we did not make any full-time adjustments).

Using this methodology, we determined that our median employee is a non-exempt, full-time hourly employee located in the United States.
As permitted under SEC rules, we may identify our median employee for purposes of providing disclosure once every three years, provided that there has been no change in our employee population or employee compensation arrangements that we reasonably believe would result in significant change in our pay ratio disclosure. We believe during fiscal 2022 there has been no change to our employee population or employee compensation arrangements that would result in a significant change to our pay ratio disclosure. Accordingly, as permitted under SEC rules, we are using the same median employee identified in 2020 to calculate our fiscal 2022 CEO pay ratio.
For fiscal 2022, the annual total compensation of our median employee was $50,634, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. The annual total compensation for our Chief Executive Officer, Mr. Keller, was $2,413,274, as reported in the summary compensation included earlier in this proxy statement.
On the basis of the information set forth above, for 2022 the ratio of the annualized total compensation of Mr. Keller to the annual total compensation of our median employee was estimated to be 48 to 1.
The pay ratio disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the pay ratio disclosure may not be comparable to the pay ratio reported by other companies.
Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following disclosure summarizes the relationship between the “compensation actually paid” (as calculated pursuant to Item 402(v)) by our company to our principal executive officer (who we refer to as our PEO or our chief executive officer) and our non-PEO named executive officers (who we refer to as our other named executive officers) and the financial performance of our company over a three-year performance period. “Compensation actually paid” does not necessarily reflect value actually realized by our chief executive officer or the other named executive officers or how our compensation committee evaluates compensation decisions in light of company or individual performance. For a discussion of how our compensation committee seeks to align pay with performance when making compensation decisions, please review the Compensation Discussion and Analysis beginning on page 30.
The “compensation actually paid” amounts do not reflect the actual amount of compensation earned by or paid to our named executive officers during the applicable years but instead are amounts determined in accordance with Item 402(v). For example, the value of any shares of common stock that an executive actually receives in respect of performance share long-term incentive awards will ultimately depend on whether and at what level financial performance metrics are attained following the completion of the three-year performance period and the stock price at the time of issuance of the shares of common stock, if any, following vesting. Therefore, until the time of vesting, such awards remain at risk of forfeiture, reduction in the amount of shares earned and the value of the shares earned. “Compensation actually paid” is influenced by numerous factors, including but not limited to the timing of new grant issuances and outstanding grant vesting, share price volatility during the fiscal year, our mix of short-term and long-term incentives, and many other factors.
	Summary Compen- sation Table Total for First PEO (Romanzi)	Summary Compen- sation Table Total for Second PEO (Wenner)	Summary Compen- sation Table Total for Third PEO (Keller)	Compen- sation Actually Paid to First PEO (Romanzi)	Compen- sation Actually Paid to Second PEO (Wenner)	Compen- sation Actually Paid to Third PEO (Keller)	Average of Summary Compen- sation Table for non- PEO NEOs	Average Compen- sation Actually Paid to non- PEO NEOs	Value of Initial Fixed $100 Investment Based On:
Year(1)									Total Shareholder Return(2)	Peer Group Total Shareholder Return(3)	Net Income (Loss)(4)	Adjusted EBITDA(5)
											(in thousands)
2022	N/A	N/A	$2,413,274	N/A	N/A	$129,352	$908,415	$224,231	$76	$129	$(11,370)	$300,963
2021	N/A	$1,291,748	$6,040,794	N/A	$1,291,748	$2,570,942	$891,725	$1,053,237	$194	$118	$67,363	$357,984
2020	$5,113,323	$370,536	N/A	$7,652,148	$331,452	N/A	$1,365,266	$2,795,471	$165	$105	$131,988	$361,247

(1)
The named executive officers included in the table above were:

Year	Principal Executive Officers (PEO)	Non-PEO Named Executive Officers
2022	Kenneth C. Keller	Bruce C. Wacha, Scott E. Lerner, Erich A. Fritz, Jordan E. Greenberg, Ellen M. Schum
2021	David L. Wenner, Kenneth C. Keller	Bruce C. Wacha, Scott E. Lerner, Erich A. Fritz, Jordan E. Greenberg
2020	Kenneth G. Romanzi, David L. Wenner	Bruce C. Wacha, Scott E. Lerner, Erich A. Fritz, Jordan E. Greenberg

(2)
Total shareholder return assumes that dividends were reinvested on the day of issuance.

(3)
The peer group used in this disclosure is the S&P Packaged Foods & Meats Index, which is the same peer group used in Part II, Item 5 of our 2022 annual report.

(4)
Net income (loss) as reported in our company’s consolidated statements of operations in our 2022 annual report.

(5)
Adjusted EBITDA was determined to be the most important financial performance measure linking “compensation actually paid” to our company’s performance for 2022 and therefore was selected as the 2022 “company selected measure” as defined in Item 402(v). Adjusted EBITDA and how it is used in our incentive programs is discussed in the Compensation Discussion and Analysis beginning on page 30. Adjusted EBITDA is a non-GAAP financial measure. Please see also the discussion within Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2022 annual report for a more detailed discussion of adjusted EBITDA and a reconciliation of adjusted EBITDA with the most directly comparable GAAP measures, along with the components of adjusted EBITDA.

The table below describes the adjustments, each of which is required by SEC rules, to calculate “compensation actually paid” from the summary compensation table totals for the three PEOs and our non-PEO named executive officers.
	2022		2021			2020
Adjustments(1)	Third PEO	Other NEOs	Third PEO	Second PEO	Other NEOs	Second PEO	First PEO	Other NEOs
Summary Compensation Table (SCT) Total	$2,413,274	$908,415	$6,040,794	$1,291,748	$891,725	$370,536	$5,113,323	$1,365,266
Adjustments for stock awards and option awards
(Deduct): Aggregate value for stock awards and option awards included in SCT total for the covered fiscal year	(1,304,964)	(295,510)	(4,749,056)	(374,997)	(328,744)	—	(968,641)	(282,252)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	156,356	28,647	1,272,434	—	89,171	—	927,702	881,547
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	(1,146,488)	(29,484)	—	—	161,005	—	1,599,709	760,115
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	—	9,993	—	374,997	—	—	548,278	—
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	(20,093)	(450,488)	—	—	204,831	—	574,201	138,751
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	—	—	—	—	—	—	(199,158)	—
Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the SCT total for the covered fiscal year	31,266	13,007	6,770	—	12,346	—	73,860	8,556
Adjustments for defined benefit pension plans
(Deduct): Aggregate change in actuarial present value included in SCT total for the covered fiscal year	—	(3,206)	—	—	(18,823)	(39,084)	(57,438)	(104,128)
Add: Service cost for the covered fiscal year	—	42,857	—	—	41,725	—	40,312	27,615
Add: Prior service cost for the covered fiscal year	—	—	—	—	—	—	—	—
“Compensation Actually Paid”	$129,352	$224,231	$2,570,942	$1,291,748	$1,053,237	$331,452	$7,652,148	$2,795,471

(1)
The assumptions we used to calculate the values for restricted stock and performance share awards included in the calculation of “compensation actually paid” did not differ materially from those used to calculate grant date fair value for such awards. The assumptions we used to calculate the value for stock options did not differ materially from those used to calculate grant date fair value for such awards; we used a Black-Scholes value as of the applicable year-end or vesting date, determined using the same methodology we use to determine grant date fair value, except that (a) we used the closing stock price on the applicable revaluation date as the current market price, (b) and switched away from the simplified method for determining expected life and adjusted to or towards the full remaining contractual life because all of the stock options were significantly underwater at the applicable valuation date or vesting date. Amounts in the table may not foot due to rounding.

Relationship between Compensation Actually Paid and Financial Measures.   Our executive compensation program, which is guided by the principal of “pay for performance,” is designed to attract, motivate, and retain our named executive officers, reinforce the execution of our business strategy and the achievement of our business objectives, and align the interests of our executive officers with the interests of our stockholders, with the ultimate objective of improving stockholder value. Under these programs, our named executive officers are rewarded for the achievement of annual and long-term goals and the realization of increased stockholder value.
Consistent with its pay for performance philosophy, the compensation committee believes that it is important to place at risk a greater percentage of executives officer compensation than that of non-executives by tying executives compensation directly to the performance of B&G Foods. Accordingly, a majority of executive compensation consists of annual bonuses and long-term incentives linked to the company’s financial performance and/or the performance of the company’s stock.
As illustrated in the pay versus performance tables above and the table immediately below, “compensation actually paid” to Mr. Keller and the non-PEO named executive officers for fiscal 2021 declined 95.0% and 78.7%, which correlated with declines in total stockholder return, net income and adjusted EBITDA. The percentage change in “compensation actually paid” to Mr. Wenner in 2021 as compared to 2020 is primarily attributable to Mr. Wenner serving as an employee of B&G Foods for six months in 2021 and only one and one-half months in 2020. “Compensation actually paid” to the non-PEO named executive officers in fiscal 2021 declined 62.3%, which correlated with declines in net income and adjusted EBITDA.
Fiscal Years	Change in CAP to Third PEO	Change in CAP to Second PEO	Change in CAP to First PEO	Change in CAP to Other NEOs	Change in Company TSR	Change in Peer Group TSR	Change in Net Income	Change in Adjusted EBITDA
2022 vs. 2021	(95.0)%	N/A	N/A	(78.7)%	(60.8)%	9.3%	(116.9)%	(15.9)%
2021 vs. 2020	N/A	289.7%	N/A	(62.3)%	17.6%	12.4%	(49.0)%	(0.9)%
Financial Performance Measures.   The following table lists the three financial performance measures that, in our company’s assessment, represent the most important performance measures used to link “compensation actually paid” to our named executive officers to our company’s performance for 2022.
Adjusted EBITDA (non-GAAP)
Excess Cash (non-GAAP)
Cumulative Excess Cash (non-GAAP)
The information contained in this Pay Versus Performance Disclosure section will not be incorporated into any filings under the Securities Act or the Exchange Act, except to the extent our company specifically incorporates such information by reference.

PROPOSAL NO. 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION
Introduction
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.
As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs, which are guided by the principal of “pay for performance,” are designed to attract, motivate, and retain our named executive officers, reinforce the execution of our business strategy and the achievement of our business objectives; and align the interests of our executive officers with the interests of our stockholders, with the ultimate objective of improving stockholder value. Under these programs, our named executive officers are rewarded for the achievement of annual and long-term goals and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” beginning on page 30 for additional details about our executive compensation programs, including information about the fiscal 2022 compensation of our named executive officers.
We believe that our compensation program has been instrumental over the years in helping the company achieve strong financial performance and stockholder value. Therefore, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.
The say on pay vote is advisory, and therefore not binding on our company, the compensation committee or our board of directors. However, our board of directors and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote and the concerns of our stockholders when making future decisions on the compensation of our named executive officers and our company’s compensation principles, policies and procedures.
Required Vote
Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting.
Recommendation of the Board of Directors
The board of directors recommends that the stockholders vote “FOR” the proposal to approve, in an advisory manner, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL NO. 3—ADVISORY VOTE ON THE FREQUENCY OF ADVISORY “SAY ON PAY” VOTES
Introduction
The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal No. 2 included on page 53 of this proxy statement. By voting on this Proposal No. 3, stockholders may indicate whether they prefer an advisory vote on named executive officer compensation to be held every one year, every two years or every three years.
In 2011 and 2017, our board of directors recommended, and a majority of our stockholders expressed a preference for, an advisory vote on executive compensation that occurs every year. Our board of directors believes that consistent with our current practice, current prevailing market practice and stockholder preference, an annual vote remains the most appropriate alternative for B&G Foods, and therefore our board of directors recommends that you vote in favor of holding the advisory vote on executive compensation on an annual basis.
In formulating its recommendation, our board of directors considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for B&G Foods, and we look forward to hearing from our stockholders on this proposal.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting.
Required Vote
The frequency option that receives the most votes cast will be considered to be the frequency that has been selected by our stockholders. However, because this vote is advisory and not binding on the board of directors or B&G Foods in any way, our board may decide that it is in the best interests of our stockholders and B&G Foods to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.
Recommendation of the Board of Directors
The board of directors recommends that the stockholders vote, in an advisory manner, for the option of every “ONE YEAR” for the frequency with which stockholders are provided an advisory vote on executive compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 21, 2023 with respect to the beneficial ownership of our common stock, and shows the number of and percentage owned by:
•
each person or entity our company believes to be the beneficial owner of more than five percent of our common stock based solely on management’s review of SEC filings;

•
each executive officer named in the summary compensation table;

•
each director; and

•
all of our current directors and executive officers as a group.

Unless otherwise specified, all shares are directly held.
Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all shares of stock held by such person. As of March 21, 2023, 71,896,853 shares of common stock were outstanding.
	Common Stock
Name of Beneficial Owner	Shares(1)	Percentage
BlackRock, Inc.(2)	11,984,442	16.7%
The Vanguard Group, Inc.(3)	8,972,360	12.5%
Kenneth C. Keller	33,936	*
Bruce C. Wacha	46,491	*
Scott E. Lerner	246,199	*
Erich A. Fritz(4)	43,544	*
Jordan E. Greenberg	76,469	*
Ellen M. Schum(5)	44,439	*
DeAnn L. Brunts	37,249	*
Debra M. Chase	13,867	*
Charles F. Marcy(6)	63,931	*
Robert D. Mills	26,067	*
Dennis M. Mullen	56,077	*
Cheryl M. Palmer	33,547	*
Alfred Poe	70,850	*
Stephen C. Sherrill(7)	272,271	*
David L. Wenner(8)	851,321	1.2%
All current directors and executive officers as a group (17 persons)	1,979,108	2.8%

*
Less than 1%

(1)
The shares reported in this column include the following shares subject to stock options that are currently exercisable or will become exercisable within 60 days after March 21, 2023: Mr. Lerner, 108,556 shares; Mr. Greenberg, 19,288 shares; Mr. Poe, 36,843 shares; Mr. Sherrill, 116,194 shares; Mr. Wenner, 98,329 shares; and all current directors and executive officers as a group, 425,229 shares.

The shares reported in this column also include the following shares of restricted stock that remained subject to vesting as of March 21, 2023: Mr. Keller, 18,774 shares; Mr. Wacha, 7,579 shares; Mr. Lerner, 7,972 shares; Mr. Greenberg, 6,203 shares; Ms. Schum, 6,203 shares; and all current executive officers as a group, 55,396 shares.
(2)
As reported in the Schedule 13G/A filed by BlackRock, Inc., a Delaware corporation, with the SEC on January 26, 2023. The address for BlackRock is 55 East 52nd Street, New York, NY 10055. BlackRock is the parent holding company or control person of the following entities that hold shares of our common stock: BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Fund Managers Ltd, BlackRock Life Limited and Aperio Group, LLC.

(3)
As reported in the Schedule 13G/A filed by The Vanguard Group, Inc., a Pennsylvania corporation, with the SEC on February 9, 2023. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Group has the sole power to vote or to direct the vote of 0 shares, the sole power to dispose or direct the disposition of 8,860,183 shares, and the shared power to dispose or to direct the disposition of 112,177 shares.

(4)
Mr. Fritz retired from our company effective October 1, 2022. None of his shares are included under “All current directors and executive officers as a group.”

(5)
Includes 15 shares owned by Ms. Schum’s husband.

(6)
Includes 14,884 shares owned by Mr. Marcy’s wife.

(7)
Includes 20,000 shares owned by a private, charitable foundation as to which Mr. Sherrill shares voting and dispositive power. Mr. Sherrill does not have a pecuniary interest in the shares held by the foundation and therefore disclaims beneficial ownership of such shares.

(8)
Includes 12,600 shares owned by Mr. Wenner’s wife.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review and Approval of Related Party Transactions
Our board of directors recognizes that transactions involving our company and related parties present heightened risk of potential or actual conflicts of interest which may interfere—or even appear to interfere—with the interests of our company. Therefore, it is the policy of our company (as set forth in our corporate governance guidelines) that an independent committee designated by the board shall review, approve or ratify any transaction with related parties required to be reported by our company under the applicable rules and regulations governing related party transactions promulgated by the SEC.
Fiscal 2022 Related Party Transactions
There were no related party transactions in fiscal 2022 with any director or executive officer of B&G Foods or any other related person, as defined in Rule 404 under Regulation S-K promulgated under the Securities Act of 1933, as amended, and none is proposed.

REPORT OF THE AUDIT COMMITTEE
Under the guidance of a written charter adopted by our board of directors, the audit committee oversees our management’s conduct of the financial reporting process on behalf of the board of directors. A copy of the charter is available at https://www.bgfoods.com/investor-relations/governance/documents. The audit committee also appoints the independent registered public accounting firm to be retained to audit our company’s consolidated financial statements and internal control over financial reporting, and once retained, the independent registered public accounting firm reports directly to the audit committee. The audit committee is responsible for pre-approving both audit and non-audit services to be provided by the independent registered public accounting firm. The audit committee’s charter reflects the above-mentioned responsibilities, and the audit committee and the board of directors periodically review and revise the charter. The audit committee is comprised solely of directors who satisfy applicable independence and other requirements of the New York Stock Exchange and applicable securities laws.
Management is responsible for our company’s financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our company’s independent registered public accounting firm is responsible for auditing those consolidated financial statements and expressing an opinion on the conformity of the consolidated financial statements with accounting principles generally accepted in the United States of America. In addition, our company’s independent registered public accounting firm will express its own opinion on the effectiveness of the company’s internal control over financial reporting based on criteria established in 2013 by the Committee of Sponsoring Organizations of the Treadway Commission. The audit committee’s responsibility is to monitor and review these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews.
The audit committee meets at least four times annually, or more frequently as circumstances dictate. During fiscal 2022, the audit committee met six times. The audit committee also met with management periodically to consider the adequacy of our company’s internal controls, and discussed these matters and the overall scope and plans for the audit of our company with our independent registered public accounting firm, KPMG LLP. The audit committee met with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the effectiveness of our internal control over financial reporting, and the overall quality of our financial reporting. The audit committee also discussed with senior management our company’s disclosure controls and procedures and the certifications by our chief executive officer and chief financial officer, which are required by the SEC under the Sarbanes-Oxley Act of 2002 for certain of our company’s filings with the SEC. The audit committee also met separately from time to time with our chief financial officer and with our general counsel, and at least quarterly, the audit committee met in executive session.
In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements in the annual report for the year ended December 31, 2022, management’s assessment of the effectiveness of our company’s internal control over financial reporting and the independent registered public accounting firm’s evaluation of the effectiveness of our company’s internal control over financial reporting as of December 31, 2022. The audit committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of the consolidated financial statements with accounting principles generally accepted in the United States of America, its judgments as to the quality, not just the acceptability, of our company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements and such other matters as are required to be discussed with the audit committee under auditing standards of the Public Company Accounting Oversight Board (PCAOB). In addition, the audit committee has discussed with the independent registered public accounting firm its independence from our company and our management, including the matters in the written disclosures and letter which were received by the audit committee from the independent registered public accounting firm as required by the applicable requirements of the PCAOB, and considered the compatibility of non-audit services with KPMG LLP’s independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Audit Committee
DeAnn L. Brunts, Chair
Charles F. Marcy
Dennis M. Mullen
Alfred Poe

PROPOSAL NO. 4—APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Introduction
The audit committee has appointed KPMG LLP as the independent registered public accounting firm to audit our consolidated financial statements and the effectiveness of our internal control over financial reporting for the fiscal year ending December 30, 2023.
We are asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, our board of directors is submitting the selection of KPMG to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the audit committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.
One or more representatives of KPMG are expected to be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.
Independent Registered Public Accounting Firm Fees
In addition to performing the audit of our consolidated financial statements and our internal control over financial reporting, KPMG has provided various other services during fiscal 2022 and 2021. The aggregate fees billed or expected to be billed for fiscal 2022 and 2021 for each of the following categories of services are as follows:
Type of Fees	Fiscal 2022	Fiscal 2021
Audit Fees	$2,513,700	$2,115,544
Audit-Related Fees	$134,471	$83,000
Tax Fees	$12,600	$79,911
All Other Fees	—	—
Total	$2,660,771	$2,278,455
In accordance with the SEC’s definitions and rules the terms in the above table have the following meanings:
“Audit Fees” are the aggregate fees billed or expected to be billed for each of fiscal 2022 and 2021 for professional services rendered by KPMG for the audit of our consolidated financial statements included in our annual reports on Form 10-K and review of the unaudited consolidated financial statements included in our quarterly reports on Form 10-Q; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; and for services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for fiscal 2022 and 2021. Audit fees for 2022 included fees billed for professional services rendered with respect to comfort letters in connection with our “at-the-market” (ATM) equity offering program, a statutory audit in Mexico and incremental audit efforts over 2022 specific accounting matters. Audit fees for 2021 included fees billed for professional services rendered with respect to the Crisco integration, comfort letters in connection with our ATM equity offering program and a statutory audit in Mexico.
“Audit-Related Fees” are the aggregate fees billed in each of fiscal 2022 and 2021 for assurance and related services by KPMG that are reasonably related to the performance of the audit or review of our consolidated financial statements. Audit-related fees for 2022 and 2021, include fees relating to acquisition-related due diligence.
“Tax Fees” are the aggregate fees billed in each of fiscal 2022 and 2021 for professional services rendered by KPMG for tax compliance, tax advice and tax planning. Tax fees for 2022 included fees billed for professional services rendered with respect to transfer pricing in Mexico. Tax fees for 2021 included fees billed for professional services rendered with respect to transfer pricing in Mexico and Canada and trade and customs services for Canada..
“All Other Fees” are the aggregate fees billed in each of fiscal 2022 and 2021 for products and services provided by KPMG not included in the first three categories. There were no such other fees for 2022 or 2021.
The audit committee has reviewed summaries of the services provided by KPMG and the related fees, and the audit committee has determined that the provision of the non-audit services described above is compatible in maintaining the independence of KPMG.
All of the services described above were pre-approved by our audit committee in accordance with its pre-approval policy. The audit committee pre-approval policy provides that all auditing services and all non-audit services to be provided by KPMG be pre-approved by the audit committee, provided that the audit committee shall not approve any prohibited non-audit services set forth in Section 10A(g) of the Exchange Act.
Required Vote
Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting.
Recommendation of the Board of Directors
The board of directors recommends that the stockholders vote “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2023.

PROPOSAL NO. 5—APPROVAL OF AMENDMENT TO OUR OMNIBUS INCENTIVE COMPENSATION PLAN
Introduction
In March 2023, upon the recommendation of our compensation committee, our board of directors unanimously adopted, subject to stockholder approval, an amendment to our Omnibus Incentive Compensation Plan (which we refer to in this proxy statement as the Omnibus Plan) to increase the number of shares of common stock available for grant under the plan by 5,000,000. This is the first time that we are requesting stockholder approval to increase the number of shares of common stock available for grant under the plan since 2010, when stockholders approved an increase in the number of authorized shares by 2,000,000 shares to the current level of 4,500,000.
If approved by our stockholders at the annual meeting, the amendment to the Omnibus Plan will become effective on May 17, 2023. A summary of the principal features of the Omnibus Plan, as amended, is provided below, but is qualified in its entirety by reference to the full text of the Omnibus Plan, which is attached hereto as Annex A and includes the proposed amendment (proposed additions are indicated by bold, double underlining and proposed deletions are indicated by overstriking).
Approval of the Omnibus Plan Will Allow B&G Foods to Continue to Attract, Retain and Motivate Talented Individuals Critical to the Long-Term Success of the Company.   Long-term incentive awards granted under the Omnibus Plan are an important part of our overall compensation program. The ability to grant these awards is essential to our success in attracting, retaining and motivating talented employees and directors. The long-term incentive equity awards align the interest of our employees and directors with those of our stockholders and help ensure a pay-for-performance linkage. If this proposal is not approved, we will be unable to provide equity-based compensation to eligible employees, non-employee directors and consultants after the number of shares authorized for issuance under the Omnibus Plan are depleted. Stockholder approval of the amendment will enable us to continue to provide equity incentives to our employees and also to provide us with greater flexibility to grant awards to our employees, non-employee directors and consultants in the future should the need arise in connection with new hires, special projects or otherwise. The board believes the increase represents a reasonable amount of dilution.
B&G Foods’ Low Overhang and Run Rate.   While the use of equity awards is an important part of our compensation program, we are mindful of our responsibility to our stockholders in granting equity awards. In connection with determining the number of additional shares to authorize for issuance under the Omnibus Plan, the compensation committee considered the potential dilution to current stockholders, as measured by the overhang and burn rate, and projected future share usage, among other things. The compensation committee is cognizant that our company’s equity compensation program has a dilutive effect on our stockholders, and continuously strives to balance this concern with our need to compete for talent using practices that are prevalent in the market, including equity grants. The following table illustrates the historic run rate and overhang of our equity compensation program over the past three fiscal years:
	2020	2021	2022
Overhang(1)	3.0%	2.7%	2.6%
Run Rate(2)	0.9%	1.2%	0.7%

(1)
Overhang represents the number of shares subject to outstanding awards (assuming performance share LTIAs at the maximum performance level) plus additional shares, if any, available for grant under the Omnibus Plan (the numerator), divided by the total number of shares of common stock outstanding at the end of that fiscal year, plus the number of shares in the numerator.

(2)
Run rate represents all awards granted in a fiscal year, divided by the number of shares of common stock outstanding at the end of that fiscal year.

Description of the Omnibus Plan
Purpose.   The purpose of the Omnibus Plan is to benefit our stockholders by encouraging high levels of performance by individuals who contribute to the success of B&G Foods and to assist B&G Foods in attracting, motivating, retaining and rewarding talented and experienced employees, non-employee directors and consultants by offering them a greater stake in our company’s success and a closer identity with it. This purpose is to be accomplished by providing employees, non-employee directors and consultants with an opportunity to obtain or increase a proprietary interest in B&G Foods and/or by providing employees, non-employee directors and consultants with additional incentives to join or remain with our company.
General.   The Omnibus Plan authorizes the grant of restricted stock, unrestricted stock, options, stock appreciation rights (SARs), deferred stock, stock units, performance share awards or cash-based awards. Options granted under the Omnibus Plan may be either “incentive stock options” as defined in section 422 of the Internal Revenue Code, or nonqualified stock options, as determined by the compensation committee.
Shares of Stock Subject to the Omnibus Plan and Maximum Awards.   Subject to adjustment as provided below, the total number of shares of common stock available for awards under the Omnibus Plan is 512,537 shares, which equals approximately 0.7% of the shares of common stock outstanding as of March 27, 2023. We are proposing to increase the number of shares of common stock available for awards under the Omnibus Plan by 5,000,000, which together with the 512,537 shares of common stock currently available for awards under the Omnibus Plan, equates to 7.6% of the shares of common stock outstanding as of March 27, 2023. Shares are counted against the authorization only to the extent they are actually issued in connection with an award. Thus, awards for shares which terminate by expiration, forfeiture, cancellation, or otherwise, are settled in cash in lieu of shares, or are exchanged for awards not involving shares, will result in those shares being again available for grant. Also, if the exercise price or tax withholding requirements of any award are satisfied by share withholding or the tendering of shares to our company, or if a SAR is exercised, only the number of shares issued, net of the shares withheld or tendered, will be deemed issued under the Omnibus Plan. The maximum number of shares will be reduced to reflect dividends or dividend equivalents that are reinvested into additional shares or credited as additional restricted stock, restricted stock units, performance shares, or other stock-based awards.
The Omnibus Plan also imposes annual per-participant award limits. The maximum award that may be paid or granted, to any one participant under the Omnibus Plan in any fiscal year is: (A) for options and SARs, 900,000 shares of common stock; (B) for “performance-based awards” payable in shares of common stock, 400,000 shares; and (C) for “performance-based awards” payable in cash, $2,000,000. In addition, the Omnibus Plan limits the number of shares of our common stock available for awards that may be granted to any one non-employee director during any fiscal year to $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any award granted in a previous fiscal year).
In the event that the compensation committee determines that any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Omnibus Plan, then the compensation committee shall, in an equitable manner, adjust any or all of:
•
the number and kind of shares of common stock which may thereafter be issued in connection with awards;

•
the number and kind of shares of common stock issuable in respect of outstanding awards;

•
the aggregate number and kind of shares of common stock available under the Omnibus Plan; and

•
the exercise or grant price relating to any award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding award.

Eligibility.   The Omnibus Plan provides that awards may be granted to any of our employees, non-employee directors or consultants.

Administration.   Our compensation committee, which will consist solely of two or more non-employee, outside directors will administer the Omnibus Plan. With respect to awards to individuals who are not subject to the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Internal Revenue Code, the Omnibus Plan may be administered by a secondary committee consisting of one or more members of the board.
The compensation committee has full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Omnibus Plan including, without limitation, its construction of the terms of the Omnibus Plan and its determination of eligibility for participation and awards under the Omnibus Plan. Without limiting the generality of the immediately preceding sentence and subject to the provisions of the Omnibus Plan, the compensation committee has full and final authority in its discretion to:
•
select the employees, non-employee directors and consultants who will receive awards pursuant to the Omnibus Plan;

•
determine the type or types of awards to be granted to each participant;

•
determine the number of shares of common stock, if any, to which an award will relate, the terms and conditions of any award granted under the Omnibus Plan (including, but not limited to, restrictions as to vesting, transferability or forfeiture, exercisability or settlement of an award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an award, based in each case on such considerations as the compensation committee shall determine) and all other matters to be determined in connection with an award;

•
determine whether, to what extent, and under what circumstances an award may be canceled, forfeited, or surrendered;

•
determine whether, and to certify that, performance goals to which the settlement of an award is subject are satisfied;

•
correct any defect or supply any omission or reconcile any inconsistency in the Omnibus Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Omnibus Plan;

•
construe and interpret the Omnibus Plan and to make all other determinations as it may deem necessary or advisable for the administration of the Omnibus Plan; and

•
establish any “blackout” period that the compensation committee in its sole discretion deems necessary or advisable.

The compensation committee may impose on any award or the exercise thereof, at the date of grant or thereafter, such terms and conditions, not inconsistent with the provisions of the Omnibus Plan, as the compensation committee shall determine, including terms requiring forfeiture of awards in the event of the participant’s separation from service with B&G Foods or any subsidiary; provided, however, that the compensation committee retains full power to accelerate or waive any such term or condition as it may have previously imposed (except that the compensation committee may not accelerate the delivery of deferred stock, stock units, performance share awards or cash-based awards if to do so would subject the participant to an additional tax pursuant to section 409A of the Internal Revenue Code).
Award Agreements.   Each award granted under the Omnibus Plan may, in the discretion of the Committee, be evidenced by a written award agreement between the participant and our company, which will describe the award and state the terms and conditions to which the award is subject. The principal terms and conditions of each particular type of award are described below.
Performance Goals.   The compensation committee may condition the vesting, exercisability or payment of awards on the achievement of performance objectives, and will have discretion to determine the specific targets with respect to such performance objectives.
Under the Omnibus Plan, a performance goal means a goal specified by the compensation committee with respect to our company, any of our subsidiaries or affiliates (or any business unit or brand of our company, any of our subsidiaries or affiliates) that must be met by the end of the performance period based upon: (1) the price of our common stock, (2) market share, (3) net sales, (4) earnings per share, (5) return on equity, (6) costs, (7) cash flow, (8) excess or free cash flow, (9) return on total assets, (10) return on invested capital, (11) return on net assets, (12) operating income, (13) net income, (14) consolidated earnings before or after taxes (including, without limitation, EBITDA and adjusted EBITDA), (15) book value per share of common stock, (16) expense management, (17) improvements in capital structure, (18) profitability, (19) maintenance or improvement of profit margins, or (20) any other financial or other measurement deemed appropriate by the compensation committee, as it relates to the results of operations or other measurable progress of our company or any of our subsidiaries or affiliates (or any brand or business unit thereof).
Deferred Stock.   An award of deferred stock is an agreement by us to deliver to the recipient a specified number of shares of common stock at the end of a specified deferral period, subject to the fulfillment of conditions specified in the award agreement.
Restricted Stock.   An award of restricted stock is a grant to the recipient of a specified number of shares of common stock which are subject to forfeiture upon the happening of specified events during the restriction period. Each grant of restricted stock will specify the length of the restriction period and any applicable performance goals, and will include restrictions on transfer to third parties during the restriction period. The compensation committee may provide, in an applicable restricted stock award agreement, for a tax reimbursement cash payment to be made to the participant in connection with the tax consequences resulting from an award of restricted stock.
Unrestricted Stock.   An award of unrestricted stock is a grant to the recipient of a specified number of shares of common stock that is immediately vested at the time of grant and nonforfeitable at all times but is subject to such other terms and conditions, including restrictions on transferability, if any, as determined by the compensation committee in its discretion and the other provisions of the Omnibus Plan.
Options.   An option is the right to purchase shares of common stock for a specified period of time at a fixed price (the “exercise price”). Each option agreement will specify the exercise price, the type of option (whether an incentive stock option or a non-qualified stock option), the term of the option, the date when the option will become exercisable and any applicable performance goals. The compensation committee will determine the exercise price of an option at the time the option is granted. The exercise price under an option will not be less than 100% of the fair market value of a share of common stock on the date the option is granted, unless the option was granted through the assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by us. Notwithstanding the foregoing, the exercise price under an incentive stock option granted to a ten percent stockholder will not be less than 110% of the fair market value of a share of common stock on the date the option is granted. The term of an option granted under the Omnibus Plan will be no longer than ten years from the date of grant or five years in the case of an incentive stock option granted to a ten percent stockholder. No option may be exercised more than ten years from the grant date.
Stock Appreciation Rights (SARs).   A stock appreciation right, or SAR, entitles the recipient to receive, upon exercise of the SAR, the excess of the fair market value of one share of common stock on the date of exercise over the base price of the SAR as determined by the compensation committee, except that the base price of the SAR may never be less than the fair market value of a share of common stock on the date of grant. SARs may be payable in cash, shares of common stock, or any combination thereof as specified by the compensation committee. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR will be exercisable. No SAR may be exercised more than ten years from the grant date.
Stock Units.   A stock unit is a book-entry unit with a value equal to one share of common stock. Payment of stock units may be made either by delivery of shares to the participant or payment in cash equal to the fair market value of the shares of common stock to which the award relates multiplied by the number of stock units granted. The compensation committee may condition the vesting of stock units upon performance goals or continued service of the participant.
Performance Share Awards.   A performance share award is an award entitling the recipient to receive shares of common stock upon the attainment of performance goals during a performance period as specified in the award agreement. The compensation committee in its sole discretion will determine whether and to whom performance share awards will be made, the performance goals applicable under each such award, the performance periods, the price, if any, to be paid by the participant for such performance shares upon the achievement of the performance goals, and all other limitations and conditions applicable to the performance share awards.
Cash-Based Awards.   The compensation committee, in its sole discretion, may grant cash-based awards, which will be subject to the terms and conditions as the compensation committee will determine, including any performance goals and vesting conditions. Such cash-based awards will specify a payment amount, payment formula or payment range as determined by the compensation committee. Although it is currently contemplated that annual bonuses will continue to be provided outside of the Omnibus Plan, our compensation committee may in the future decide to grant annual bonuses as cash-based awards under the Omnibus Plan.
Dividend Equivalents.   If an award is granted in the form of restricted stock, deferred stock, stock units or performance share awards, the compensation committee may choose, at the time of the grant of the award or any time thereafter up to the time of the award’s payment, to include as part of such award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and/or limitations, if any, as the compensation committee may establish.
Separation of Service.   Except as otherwise provided by the compensation committee in an award agreement, all restricted stock, deferred stock, stock units, performance share awards and cash based awards with respect to which the restriction period or deferral period has not expired or that remain unvested, as applicable, will be immediately forfeited upon a participant’s separation from service.
Except as otherwise provided by the compensation committee in an award agreement, if the participant has a separation from service due to retirement, disability or death, the unexercised and vested portion of any option or SAR will remain exercisable by the participant or his or her successors, as the case may be, until the earlier of the end of the 180-day period immediately following the participant’s separation from service or the last day of the term of the option or SAR. Such portion of the option or SAR shall terminate to the extent not exercised within such 180-day period. Any unvested portion of the option or SAR will immediately terminate and be forfeited upon such separation from service.
If the participant has a separation from service due to a termination by our company for cause (as defined in the Omnibus Plan), the option or SAR will immediately expire on the date of such separation from service.
If the participant has a separation from service as a result of any reason other than retirement, disability, death or for cause, any unexercised and vested portion of the option or SAR will remain exercisable until the earlier of the end of the 90-day period immediately following such separation from service or the last day of the term of the option or SAR. Such portion of the option or SAR will terminate to the extent not exercised within such 90-day period. Any unvested portion of the option or SAR will terminate and will be forfeited upon such separation from service.
Treatment of Awards upon a Change of Control.   Except to the extent the compensation committee specifically establishes otherwise in an award agreement, immediately upon the occurrence of a change in control:
•
any options and SARs outstanding which are not then exercisable and vested shall become fully exercisable and vested;

•
the restriction period applicable to any restricted stock shall lapse;

•
the deferral period applicable to any deferred stock shall lapse;

•
all stock units, performance share awards and cash-based awards shall vest in full and any conditions applicable thereto shall be deemed satisfied;

•
all performance goals applicable to any award shall be deemed to have been met at 100% of target; and

•
the compensation committee may also make additional adjustments and/or settlements of outstanding awards as it deems appropriate and consistent with the Omnibus Plan’s purposes.

Amendment of Awards or Plan and Adjustment of Awards.   Our board of directors may amend, alter, suspend, discontinue, or terminate the Omnibus Plan or any award granted under the plan without the consent of our stockholders or the participants. Stockholder approval will be required, however, for any amendment, alteration, suspension, discontinuation, or termination if (A) such action would increase the number of shares subject to the Plan, (B) such action results in the “repricing” of any option or SAR, or (c) such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. In general, without the consent of an affected participant, no amendment, alteration, suspension, discontinuation, or termination of the Omnibus Plan or any award granted under the plan may materially and adversely affect the rights of any participant under any award previously granted or any related award agreement.
Section 409A of the Internal Revenue Code.   It is intended that awards granted under the Omnibus Plan either be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code. The compensation committee may amend any outstanding award without the participant’s consent if such amendment is required to either comply with Section 409A or prevent the participant from being subject to any tax or penalty under Section 409A.
Federal Tax Effects
The federal income tax consequences arising with respect to awards granted under the Omnibus Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the Omnibus Plan. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to participants in the Omnibus Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes, employment/payroll taxes or the alternative minimum tax) or taxes imposed under state, local or foreign tax laws.
From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of actual shares of common stock. Future appreciation on shares of common stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares of common stock are sold. Our company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and our company will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances:
•
if shares of common stock, when delivered as an award of restricted stock or in settlement of another type of award, are subject to a substantial risk of forfeiture by reason of the requirement of continued employment, or by reason of the failure to satisfy any employment, service or performance-related condition, ordinary income taxation and our company’s tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture);

•
if an employee is granted an option that qualifies as an incentive stock option no ordinary income will be recognized, and our company will not be entitled to any tax deduction, if (a) shares of common stock acquired upon exercise of such option are held longer than (i) one year from the date of exercise and (ii) two years from the date of grant, whichever is greater, and (b) the employee had remained employed by us for the period starting on the grant date for the option and ending three months prior to the date of exercise;

•
our company will not be entitled to a tax deduction for compensation attributable to awards granted to one of our named executive officers, if and to the extent such compensation, along with any other compensation paid in the same calendar year, exceeds $1 million; and

•
an award may be taxable to the recipient at ordinary income tax rates at the time it becomes vested, plus a 20% penalty and interest, even if that is prior to the delivery of the cash or common stock in settlement of the award, if the award constitutes “deferred compensation” under Section 409A of the Internal Revenue Code, and the requirements of Section 409A are not satisfied.

Withholding
We are entitled to deduct from the payment of any award (whether made in stock or in cash) all applicable income and employment taxes required by federal, state, local or foreign law to be withheld or may require the participant to pay such withholding taxes to our company as a condition of receiving payment of the award. The compensation committee may allow a participant to satisfy his or her withholding obligations by directing our company to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to our company in an amount necessary to satisfy the withholding obligation.
New Plan Benefits under the Omnibus Plan, as Amended
Assuming the amendment to the Omnibus Plan is approved by our stockholders at the annual meeting and each non-executive director is re-elected, the following table sets forth the approximate benefits or amounts that will be received or allocated to our named executive officers, other employees and non-executive directors with respect to the performance share LTIAs, restricted stock, options and director stock awards already approved by our compensation committee and/or board of directors or, in the case of the non-executive directors have not yet been approved but are determinable based upon a formula approved by the board of directors as discussed above under “Corporate Governance—Director Compensation.” In the case of benefits or amounts that will be received or allocated to our named executive officers and other employees in respect of the 2023 to 2025 performance share awards already approved by our compensation committee, we have assumed for purposes of this table that performance goals at the target level will be attained. Because future awards under the Omnibus Plan will be granted at the discretion of the compensation committee, the amount of such future awards cannot be determined at this time.
	2023 to 2025 Performance Share LTIAs(1)		Restricted Stock(2)		Stock Options(3)	Non-Employee Director Stock Grant(4)
Name and Position	Dollar Value	Number of Units	Dollar Value	Number of Units	Number of Units	Dollar Value	Number of Units
Kenneth C. Keller President and Chief Executive Officer	$1,617,238	106,678	$1,617,238	106,678	900,000	—	—
Bruce C. Wacha Executive Vice President of Finance and Chief Financial Officer	$262,344	17,305	$262,344	17,305	—	—	—
Scott E. Lerner Executive Vice President, General Counsel, Secretary and Chief Compliance Officer	$263,814	17,402	$263,814	17,402	—	—	—
Jordan E. Greenberg Executive Vice President and President of Spices & Flavor Solutions	$212,392	14,010	$212,392	14,010	—	—	—
Ellen M. Schum Executive Vice President and President of Specialty	$216,515	14,282	$216,515	14,282	—	—	—
All Executive Officers	$3,026,846	199,660	$3,026,846	199,660	—	—	—
All Non-Executive Directors	—	—	—	—	—	$1,170,000	77,177
All Non-Executive Employees	$2,018,387	133,139	$1,952,229	128,775	—	—	—

(1)
Amounts represent the target performance share long-term incentive award payout amounts that could be earned for the fiscal 2023 to 2025 performance period, subject to the achievement of specified performance goals. As discussed above, award recipients may be eligible for payout amounts equal to up to three times the amounts set forth above if performance targets are satisfied at the maximum level. There is, however, no guarantee that all or any part of these performance based awards will actually be earned and paid to the named executive officers or the other employee participants upon completion of the performance period. If all conditions are satisfied and the respective performance goals are satisfied the awards will be paid in shares of our common stock in March 2026. Dollar values are based upon the grant date value of the target number of shares of our common stock based upon the closing price of our common stock on the New York Stock Exchange on the date of grant, which was $15.16 per share.

(2)
Dollar values are based upon the grant date value of the shares of restricted stock based upon the closing price of our common stock on the New York Stock Exchange on the date of grant, which was $15.16 per share.

(3)
On January 31, 2023, the compensation committee of the board of directors of B&G Foods approved a one-time special award of three grants of stock options for Mr. Keller, subject to approval by our stockholders prior to January 31, 2026 of an amendment to the Omnibus Plan to increase the number of shares of common stock authorized for issuance under the Omnibus Plan by at least 3,000,000. The three grants of stock options have exercise prices as follows: 252,000 options have an exercise price of $14.02 per share, the grant date closing price of B&G Foods’ common stock; 273,000 options have an exercise price of $19.63 per share, which equals 140% of the grant date closing price of B&G Foods’ common stock; and 375,000 options have an exercise price of $25.24 per share, which equals 180% of the grant date closing price of B&G Foods’ common stock. Subject to the terms of the stock option agreements, one-third of each grant will vest on each of January 31, 2026, January 31, 2027 and January 31, 2028; subject in each case to pro rata accelerated vesting in the case of death or disability occurring at least one year after the grant date; provided that Mr. Keller has been continuously employed by B&G Foods from the grant date until the date of such death or disability. The compensation committee decided to grant the one-time special award at this time based on its desire to further align Mr. Keller’s compensation with significant improvements in the value of our company and further align Mr. Keller’s compensation with the interests of our company’s stockholders. In accordance with SEC guidance, no dollar value for the options is provided in the table.

(4)
Pursuant to our non-executive compensation program after each non-executive director is re-elected, each non-executive director receives an annual grant of common stock determined by dividing $130,000 by the thirty day average of the closing price of our common stock on the first business day of the calendar month immediately following the annual meeting of stockholders. Shares are issued on that day. For purposes of this table, we have estimated the number of shares of common stock based upon the closing price per share on the New York Stock Exchange on March 24, 2023, which was $15.16 per share.

Required Vote
Approval of the amendment to the Omnibus Plan requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting. Broker non-votes are not considered to be votes cast for this purpose and, therefore, will not affect the outcome of the vote.
Recommendation of the Board of Directors
The board of directors recommends that the stockholders vote “FOR” the approval of the amendment to the Omnibus Plan as set forth in Proposal No. 5.

OTHER MATTERS
Our management is not aware of any other matters to be presented for action at the annual meeting; however, if any such matters are properly presented for action, it is the intention of the proxy appointees to vote in accordance with their best judgment on such matters.
ADDITIONAL INFORMATION
Stockholder Proposals for Inclusion in Our 2024 Annual Meeting Proxy Statement and Proxy Card
Under the rules of the SEC, any stockholder proposal to be considered by us for inclusion in our 2024 proxy statement and form of proxy card for next year’s annual meeting of stockholders, expected to be held in May 2024, must be received by our corporate secretary at our principal executive offices located at Four Gatehall Drive, Parsippany, NJ 07054, not later than December 1, 2023 (120 days prior to the first anniversary of this proxy statement). The SEC rules set forth standards as to what stockholder proposals are required to be included in a proxy statement.
In addition, our bylaws establish an advance notice procedure with regard to stockholder proposals, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by our corporate secretary not less than 120 days nor more than 150 days prior to the first anniversary of this proxy statement and must contain specified information concerning the matters to be brought before the meeting and concerning the stockholder making the proposal. If no annual meeting was held in the previous year, notice must be received not less than 10 days following the earlier of the day on which notice of the meeting date was mailed and the public announcement of such meeting date. Therefore, to be presented at next year’s annual meeting, stockholder proposals, whether or not submitted for consideration for inclusion in our proxy statement, must be received on or after November 1, 2023 but not later than December 1, 2023. In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than December 1, 2023.
Householding
Some brokers, banks and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports or notices of Internet availability of proxy materials, as applicable. This means that only one copy of such items may have been sent to multiple stockholders in your household. B&G Foods will promptly deliver a separate copy of these documents to you if you so request by writing or calling as follows: B&G Foods, Inc., Attention: Corporate Secretary, Four Gatehall Drive, Parsippany, NJ 07054; telephone, 973.401.6500. If you want to receive separate copies of the annual report and proxy statement or notice of Internet availability of proxy materials, as applicable, in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank or other nominee record holder, or you may contact us at the above address and phone number.
By Order of the Board of Directors,
Scott E. Lerner
Secretary
Parsippany, New Jersey
March 30, 2023

Annex A
OMNIBUS INCENTIVE COMPENSATION PLAN
(As ~~Amended~~amended and ~~Restated~~restated on May 23, 2017 and further amended on May 17, 2023)
1.   Purpose of the Plan.   The purpose of the Plan is to benefit the Company’s stockholders by encouraging high levels of performance by individuals who contribute to the success of the Company and to assist the Company in attracting, motivating, retaining and rewarding talented and experienced Employees, Non-Employee Directors and Consultants by offering them a greater stake in the Company’s success and a closer identity with it. This purpose is to be accomplished by providing Employees, Non-Employee Directors and Consultants with an opportunity to obtain or increase a proprietary interest in the Company and/or by providing Employees, Non-Employee Directors and Consultants with additional incentives to join or remain with the Company.
2.   Definitions.   As used herein, the following definitions shall apply:
2.1.   “Award” means a grant of Restricted Stock, Unrestricted Stock, Options, SARs, Deferred Stock, Stock Units, Performance Share Awards or Cash-Based Awards under the Plan.
2.2.   “Award Agreement” means the written agreement, instrument or document evidencing an Award.
2.3.   “Board” means the Board of Directors of the Company.
2.4.   “Cash-Based Award” means an award payable in cash only that is granted to a Participant under Section 12.
2.5.   “Cause” means, unless otherwise provided in an Award Agreement or an Employment Agreement to which the Participant is a party: (i) gross misconduct or gross negligence in the performance of the Participant’s duties to the Company or any of its Subsidiaries; (ii) conviction of a felony or any other crime involving moral turpitude, whether or not relating to the Participant’s employment; (iii) material non-performance or mis-performance of a Participant’s duties; (iv) material violation of policies or procedures established by the Company or any of its Subsidiaries, including, without limitation, the Company’s code of conduct and insider trading policies; (v) habitual unexcused absence from the facilities of the Corporation; (vi) insobriety or use of drugs, chemicals or controlled substances either in the course of performing the Participant’s duties and responsibilities or otherwise affecting the ability of the Participant to perform those duties and responsibilities; (vii) wanton or willful failure to comply with the lawful written directions of the Board or other superiors; or (v) material violation of any Employment Agreement, Award Agreement or any non-compete, non-solicitation, confidentiality or similar covenants or policies with or established by the Company or any of its Subsidiaries.
2.6.   “Change in Control” means the occurrence after the Effective Date of any of the following events:
2.6.1.   The acquisition by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (each, individually or collectively, a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then-outstanding voting securities of the

Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2.6.1, the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company or any Subsidiary, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or (4) any Business Combination (as defined in Section 2.6.3) pursuant to which all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the surviving entity resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities; or
2.6.2.   Any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
2.6.3.   Consummation of any reorganization, merger, amalgamation, statutory share exchange or consolidation or other similar corporate transaction involving the Company or a sale or other disposition of all or substantially all, but in no event less than 40%, of the assets of the Company (a “Business Combination”); excluding, however, a Business Combination pursuant to which (A) all or substantially all of the beneficial owners of Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the surviving entity resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities; (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such surviving entity resulting from such Business Combination) will beneficially own, directly or indirectly, 30% or more of the combined voting power of the outstanding voting securities of such surviving entity entitled to vote generally in the election of directors (or comparable governing body) except to the extent that such ownership existed prior to the Business Combination; and (C) individuals who were members of the Incumbent Board (including persons deemed to be members of the Incumbent Board by reason of the proviso of Section 2.6.2) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination will constitute at least a majority of the members of the board of directors (or comparable governing body) of the surviving entity resulting from such Business Combination; or
2.6.4.   The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
2.7.   “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. A reference to any provision of the Code or regulation promulgated thereunder shall include reference to any successor provision of the Code or regulation.

2.8.   “Common Stock” means the common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 14.
2.9.   “Company” means B&G Foods, Inc., a Delaware corporation, or any successor corporation.
2.10.   “Committee” means the committee designated by the Board to administer the Plan under Section 4. If no such committee has been established or the Board determines it is necessary or advisable, then the Board shall perform the duties of the Committee hereunder. If such a committee is established, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director and an Outside Director. Notwithstanding the foregoing, the Board may designate one or more of its members to serve as a Secondary Committee and delegate to the Secondary Committee authority to grant Awards to eligible individuals who are not subject to the requirements of Rule 16b-3 under the Exchange Act or section 162(m) of the Code and the regulations thereunder. The Secondary Committee shall have the same authority with respect to selecting the individuals to whom such Awards are granted and establishing the terms and conditions of such Awards as the Committee has under the terms of the Plan.
2.11.   “Consultant” means a consultant, advisor or independent contractor retained by the Company or any of its Subsidiaries.
2.12.   “Covered Employee” means an Employee who is a “covered employee” within the meaning of section 162(m) of the Code, and the rules and regulations thereunder.
2.13.   “Deferred Stock” means Common Stock to be delivered at the end of a Deferral Period and awarded by the Committee under Section 9 of the Plan.
2.14.   “Deferral Period” means the period during which the receipt of Deferred Stock under Section 9 of the Plan will be deferred.
2.15.   “Director” means any individual who is a member of the Board of Directors of the Company.
2.16.   “Disability” means, unless otherwise provided in an Award Agreement or an Employment Agreement to which the Participant is a party, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.
2.17.   “Exchange Act” means the Securities Exchange Act of 1934, as amended. A reference to any provision of the Exchange Act or rule promulgated under the Exchange Act shall include reference to any successor provision or rule.
2.18.   “Employee” means an individual, including officers and directors, who is employed by the Company or any of its Subsidiaries.
2.19.   “Employment Agreement” means any employment or consulting agreement, including without limitation, any change in control, severance or other similar agreement, by and between the Company or any of its Subsidiaries and a Participant, as such agreement is in effect from time to time.
2.20.   “Fair Market Value” means, on any given date, the closing price of a share of Common Stock on the principal national securities exchange or quotation on which the Common Stock is listed or quoted on such date or, if Common Stock was not traded on such date, on the last preceding business day on which the Common Stock was traded.
2.21.   “Incentive Stock Option” means an Option or a portion thereof intended to meet the requirements of an incentive stock option as defined in section 422 of the Code and designated as an Incentive Stock Option.

2.22.   “Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee in determining the size of a Performance-Based Award for a Performance Period if, in the Committee’s sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of a Performance-Based Award. In no event shall any discretionary authority granted to the Committee by the Plan, including, but not limited to Negative Discretion, be used to: (a) grant Performance-Based Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase a Performance-Based Award above the maximum amount payable under Sections 5.2 or 5.3 of the Plan.
2.23.   “Non-Employee Director” means a Director who meets the definition of a “non-employee director” under Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act.
2.24.   “Non-Qualified Option” means an Option or a portion thereof not intended to be an Incentive Stock Option and designated as a Non-Qualified Option.
2.25.   “Option” means a right to purchase a specified number of shares of Common Stock at a specified price awarded by the Committee under Section 7 of the Plan.
2.26.   “Outside Director” means a Director who meets the definition of an “outside director” under section 162(m) of the Code.
2.27.   “Participant” means any Employee, Non-Employee Director or Consultant who receives an Award.
2.28.   “Performance Goal” means a goal with respect to the Company, any of its Subsidiaries or affiliates (or any business unit or brand of the Company, any of its Subsidiaries or affiliates) that must be met by the end of the Performance Period specified by the Committee based upon: (i) the price of the Common Stock, (ii) market share, (iii) net sales, (iv) earnings per share, (v) return on equity, (vi) costs, (vii) cash flow, (viii) excess or free cash flow, (ix) return on total assets, (x) return on invested capital, (xi) return on net assets, (xii) operating income, (xiii) net income, (xiv) consolidated earnings before or after taxes (including, without limitation, EBITDA and adjusted EBITDA); (xv) book value per share of Common Stock; (xvi) expense management; (xvii) improvements in capital structure; (xviii) profitability; (xix) maintenance or improvement of profit margins; or (xx) any other financial or other measurement deemed appropriate by the Committee, as it relates to the results of operations or other measurable progress of the Company or any of its Subsidiaries or affiliates (or any brand or business unit thereof). The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals.
2.29.   “Performance-Based Awards” means Awards that are based upon the attainment of Performance Goals and that are granted in accordance with Section 13 in a manner designed to be deductible by the Company under section 162(m) of the Code (or any successor section thereto).
2.30.   “Performance Period” means the period selected by the Committee during which the performance of the Company, any Subsidiary or any brand or business unit thereof, or any individual is measured for the purpose of determining the extent to which a Performance Goal has been achieved.
2.31.   “Performance Share Award” means an award subject to such terms and conditions as are specified by the Committee and which is granted to a Participant under Section 11.
2.32.   “Permissible Payment Event” means any of a Participant’s death, Disability, Separation from Service, Change in Control, or specified date or fixed schedule (which specified date or fixed schedule may be based upon the attainment of Performance Goals) specified in an Award Agreement.
2.33.   “Plan” means the B&G Foods, Inc. Omnibus Incentive Compensation Plan herein set forth, as amended from time to time.
2.34.   “Restricted Stock” means Common Stock awarded by the Committee under Section 6 of the Plan that is subject to forfeiture upon the happening of specified events and is subject to such other terms and conditions, including restrictions on transferability, if any, as determined by the Committee in its discretion and the other provisions of the Plan.
2.35.   “Restriction Period” means the period during which Restricted Stock awarded under Section 6 of the Plan is subject to forfeiture.
2.36.   “SAR” means a stock appreciation right awarded by the Committee under Section 8 of the Plan.
2.37.   “Separation from Service” means a Participant’s termination of employment or other separation from service, as applicable, with the Company and its Subsidiaries.
2.38.   “Specified Employee” means a Participant that is a “specified employee” within the meaning of the section 409A of the Code and the regulations thereunder as of the date of such Participant’s Separation from Service.
2.39.   “Stock Unit” means a right that is granted under Section 10 to receive either Common Stock or cash equal to the Fair Market Value of a share of Common Stock.
2.40.   “Subsidiary” means any corporation (other than the Company), partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.
2.41.   “Ten Percent Shareholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.
2.42.   “Unrestricted Stock” means Common Stock awarded by the Committee under Section 6 of the Plan that is immediately vested at the time of grant and nonforfeitable at all times but is subject to such other terms and conditions, including restrictions on transferability, if any, as determined by the Committee in its discretion and the other provisions of the Plan.
3.   Eligibility.   All Employees, Non-Employee Directors and Consultants are eligible to participate in the Plan.
4.   Administration and Implementation of Plan.
4.1.   Administration by the Committee.   The Plan shall be administered by the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, their respective Employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.
4.2.   Authority of the Committee.   The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. Without limiting the generality of the immediately preceding sentence and subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the Employees, Non-Employee Directors and Consultants who will receive Awards pursuant to the Plan, (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Common Stock, if any, to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, Performance Goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; (g) to construe and interpret the Plan and to make all other determinations as it may deem necessary or advisable for the administration of the Plan, and (h) to establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable.
4.3.   Additional Terms and Conditions; Award Agreements.   The Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of the Participant’s Separation from Service with the Company or any Subsidiary; provided, however, that the Committee shall retain full power to accelerate or waive any such term or condition as it may have previously imposed (except that the Committee may not accelerate the delivery of Deferred Stock). Awards may, in the discretion of the Committee, be evidenced by an Award Agreement. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be specified by the Committee. The conditions for grant or vesting and the other provisions of Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each Participant.
4.4.   Action by the Committee.   The Committee may act at a meeting only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members to execute and deliver documents on behalf of the Committee.
4.5.   Allocation and Delegation of Authority.   To the extent not prohibited by law, the Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members or other persons, including without limitation, the Secondary Committee and employees of the Company, as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons; provided, however, that only the Committee may select and grant Awards to Participants who are subject to section 16 of the Exchange Act or are Covered Employees. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.
4.6.   Indemnification of the Committee and the Board.   The Company shall indemnify and hold harmless the members of the Committee and the Board, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.
5.   Shares of Stock Subject to the Plan and Maximum Awards
5.1.   Number of Shares Available for Awards.   Subject to adjustment as provided in Section 14, the total number of shares of Common Stock available for Awards under the Plan, whether pursuant to Incentive Stock Options or otherwise, shall be ~~4,500,000~~9,500,000 shares.
5.2.   Annual Award Limit for Options and SARS.   Subject to adjustment as provided in Section 14, the maximum number of shares of Common Stock available for Options or SARS that may be granted to any one Participant shall not exceed 900,000 during any fiscal year.
5.3.   Annual Award Limit for Performance-Based Awards.   The maximum amount of any Performance-Based Award that may be granted, paid, credited or vested, as applicable, to any one Participant in any fiscal year in the event the Performance-Based Award is paid in shares of Common Stock shall be, subject to adjustment as provided in Section 14, 400,000 shares of Common Stock or, in the event the Performance-Based Award is paid in cash, $2,000,000.
5.4.   Annual Limit on Stock Awards for Non-Employee Directors.   The maximum number of shares of Common Stock available for Awards that may be granted to any one Non-Employee Director during any fiscal year shall not exceed $500,000 in total value (calculating the value of any such

Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous fiscal year).
5.5.   Forfeited or Terminated Awards.   If any shares subject to an Award are forfeited or such Award otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.
5.6.   Treasury Shares.   Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.
5.7.   Corporate Transactions.   Any shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.
6.   Restricted Stock and Unrestricted Stock.   An Award of Restricted Stock or Unrestricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares, in the case of Restricted Stock, are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:
6.1.   Terms.   The Committee shall determine all of the material terms of the Award of Restricted Stock or Unrestricted Stock, including, but not limited to, the Restriction Period (in the case of Restricted Stock), the Performance Goals applicable, if any, and the amount, if any, the Participant must pay to receive the Restricted Stock or Unrestricted Stock.
6.2.   Restricted Stock Account.   Upon the Award of Restricted Stock, the Committee shall direct that the number of shares of Common Stock subject to such Award be placed in a restricted stock account with the transfer agent and designating the Participant as the registered owner. The shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period. The Participant shall sign a stock power endorsed in blank to the Company to be held in escrow during the Restriction Period.
6.3.   Restricted Stock Voting Rights.   During the Restriction Period, unless otherwise determined by the Committee, the Participant shall have the right to vote the shares of Restricted Stock.
6.4.   Termination of the Restriction Period.   Provided that the Restricted Stock has not been previously forfeited, at the end of the Restriction Period, provided that any Performance Goals or other criteria or conditions set forth in the applicable Award Agreement have been satisfied, the restrictions imposed under the Award Agreement shall lapse with respect to the number of shares specified thereunder, and the legend imposed hereunder shall be removed and such number of shares delivered to the Participant (or, where appropriate, the Participant’s legal representative).
6.5.   Tax Reimbursement.   In the sole discretion of the Committee, an Award Agreement regarding Restricted Stock may provide for a tax reimbursement cash payment to be made by the Company to any Participant in connection with the tax consequences resulting from an Award of Restricted Stock, the lapse of restrictions on any Restricted Stock or the payment by a Participant of any taxes related thereto, subject to such conditions as the Committee may specify.
6.6.   Separation from Service.   Except as otherwise provided by the Committee in an Award Agreement, all Restricted Stock with respect to which the Restriction Period has not expired shall be immediately forfeited upon a Participant’s Separation from Service.

7.   Options.   Options give a Participant the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed exercise price (“Exercise Price”). Options may be either Incentive Stock Options or Non-Qualified Stock Options. The Award Agreement for an Option shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Incentive Stock Option. The grant of Options shall be subject to the following terms and conditions:
7.1.   Exercise Price.   The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than (i) 110% of the Fair Market Value of a share of Common Stock on the date of grant in the case of a grant to a Ten Percent Stockholder, or (ii) 100% of the Fair Market Value of a share of Common Stock on the date of grant in the case of a grant to any other Participant, unless in either case the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
7.2.   Option Term.   The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).
7.3.   Vesting.   Except as otherwise provided by the Committee in an Award Agreement, 25% of an Option shall become vested and exercisable on each of the first, second, third and fourth anniversaries of the grant date of such Option.
7.4.   Incentive Stock Options.   Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code, and any provisions of an Award Agreement that cannot be so construed shall be disregarded. In no event may a Participant be granted an Incentive Stock Option which does not comply with the grant and vesting limitations prescribed by section 422(b) of the Code. Incentive Stock Options may only be granted to Employees. Incentive Stock Options may not be granted to Non-Employee Directors or Consultants.
7.5.   Method of Exercise.   The Exercise Price of the shares of Common Stock received upon the exercise of an Option shall be paid within three days of the date of exercise, or such longer or shorter period as may be determined by the Committee from time to time: (a) in cash, check or cash equivalent, (b) with the proceeds received from a broker-dealer whom the Participant has authorized to sell all or a portion of the Common Stock covered by the Option, (c) with the consent of the Committee in an Award Agreement, in whole or in part in Common Stock held by the Participant and valued at Fair Market Value on the date of exercise, or (d) with the consent of the Committee in an Award Agreement or otherwise, by requesting the Company withhold a number of shares of Common Stock having a Fair Market Value on the date of exercise equal to (i) the product of (x) the Exercise Price multiplied by (y) the number of shares of Common Stock in respect of which the Option is being exercised plus (ii) all applicable required withholding taxes, or (e) by such other method as the Committee may permit in its sole discretion. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock held by the Participant and valued at Fair Market Value on the date the Option is exercised. In such case, the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor. An Option may be exercised only for a whole number of shares of Common Stock. If a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering shares of Common Stock, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares of Common Stock, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of shares of Common Stock from the shares of Common Stock acquired by the exercise of the Option.
7.6.   Separation from Service.   Except as otherwise provided by the Committee in an Award Agreement:
7.6.1.   If the Participant has a Separation from Service due to retirement, Disability or death, the unexercised and vested portion of the Option will remain exercisable by the Participant or his or her successors, as the case may be, until the earlier of the end of the 180-day period immediately following the Participant’s Separation from Service or the last day of the term of the Option. Such portion of the Option shall terminate to the extent not exercised within such 180-day period. Any unvested portion of the Option will immediately terminate and be forfeited upon such Separation from Service.
7.6.2.   If the Participant has a Separation from Service due to a termination by the Company for Cause, the Option will immediately expire on the date of such Separation from Service.
7.6.3.   If the Participant has a Separation from Service as a result of any reason other than retirement, Disability, death or for Cause, any unexercised and vested portion of the Option will remain exercisable until the earlier of the end of the 90-day period immediately following such Separation from Service or the last day of the term of the Option. Such portion of the Option shall terminate to the extent not exercised within such 90-day period. Any unvested portion of the Option will terminate and will be forfeited upon such Separation from Service.
8.   Stock Appreciation Rights.   SARs give the Participant the right to receive, upon exercise of the SAR, the excess of (a) the Fair Market Value of one share of Common Stock on the date of exercise over (b) the base price of the SAR as determined by the Committee, but which may never be less than the Fair Market Value of a share of Common Stock on the date of grant. The grant of SARs shall be subject to the following terms and conditions:
8.1.   SAR Term.   The term of a SAR shall in no event be greater than ten years.
8.2.   Terms and Conditions.   The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, the method of settlement, form of consideration payable in settlement (whether in shares of Common Stock or cash), method by which Common Stock, if applicable, shall be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR.
8.3.   Vesting.   Except as otherwise provided by the Committee in an Award Agreement, 25% of a SAR shall become vested and exercisable on each of the first, second, third and fourth anniversaries of the grant date of such SAR.
8.4.   Separation from Service.   Except as otherwise provided by the Committee in an Award Agreement:
8.4.1.   If the Participant has a Separation from Service due to retirement, Disability or death, the unexercised and vested portion of the SAR will remain exercisable by the Participant or his or her successors, as the case may be, until the earlier of the end of the 180-day period immediately following the Participant’s Separation from Service or the last day of the term of the SAR. Such portion of the SAR shall terminate to the extent not exercised within such 180-day period. Any unvested portion of the SAR will immediately terminate and be forfeited upon such Separation from Service.
8.4.2.   If the Participant has a Separation from Service due to a termination by the Company for Cause, the SAR will immediately expire on the date of such Separation from Service.
8.4.3.   If the Participant has a Separation from Service as a result of any reason other than retirement, Disability, death or for Cause, any unexercised and vested portion of the SAR will remain exercisable until the earlier of the end of the 90-day period immediately following such Separation from Service or the last day of the term of the SAR. Such portion of the SAR shall terminate to the extent not exercised within such 90-day period. Any unvested portion of the SAR will terminate and will be forfeited upon such Separation from Service.
9.   Deferred Stock.   An Award of Deferred Stock is an agreement by the Company to deliver to the Participant a specified number of shares of Common Stock at the end of a specified Deferral Period or Periods. Such an Award shall be subject to the following terms and conditions:
9.1.   Terms and Conditions.   Upon the Award of Deferred Stock, the Committee shall direct that the number of shares subject to such Award be credited to the Participant’s account on the books of the Company but that issuance and delivery of the same shall be deferred until the occurrence of a Permissible Payment Event specified in an Award Agreement. In no event shall the delivery of such Deferred Stock be accelerated if to do so would subject the Participant to an additional tax pursuant to section 409A of the Code. Prior to issuance and delivery of the Deferred Stock, the Participant shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Participant’s account.
9.2.   Deferral Period Installments.   The Deferral Period may consist of one or more installments. Provided that the Deferred Stock has not been previously forfeited, at the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment, shall be issued and delivered to the Participant (or, where appropriate, the Participant’s legal representative) in accordance with the terms of the Award Agreement.
9.3.   Separation from Service.   Except as otherwise provided by the Committee in an Award Agreement, all Deferred Stock with respect to which the Deferral Period has not expired shall be immediately forfeited upon a Participant’s Separation from Service.
10.   Stock Units.   Stock Units are Awards that represent the right of the grantee to receive a payment upon a Permissible Payment Event specified by the Committee in an Award Agreement equal to the Fair Market Value of a specified number of shares of Common Stock as of the date of grant, vesting date, Permissible Payment Event date or such other date set forth in an Award Agreement. Stock Units shall be subject to the following terms and conditions:
10.1.   Terms and Conditions.   The Committee may condition the vesting of Stock Units upon the attainment of a Performance Goal or upon the continued service of the Participant. The Committee may provide in an Award Agreement a limitation on the amount payable in respect of each Stock Unit and/or for the settlement of Stock Units in cash or with Common Stock having a Fair Market Value equal to the payment to which the grantee has become entitled. In no event shall the payment of Stock Units be accelerated if to do so would subject the Participant to an additional tax pursuant to section 409A of the Code.
10.2.   Stock Unit Restriction Period.   Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Stock Unit Award for which such Participant’s continued service is required (the “Stock Unit Restriction Period”), and until the later of (A) the expiration of the Stock Unit Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Stock Units.
10.3.   Separation from Service.   Except as otherwise provided by the Committee in an Award Agreement, all Stock Units that are unvested upon a Participant’s Separation from Service shall be immediately forfeited upon such Participant’s Separation from Service.
11.   Performance Share Awards.   A Performance Share Award is an Award entitling the recipient to receive shares of Common Stock upon a Permissible Payment Event, including, without limitation, the attainment of Performance Goals during a Performance Period as specified in the Award Agreement. Performance Share Awards shall be subject to the following terms and conditions:
11.1.   Terms and Conditions.   The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the Performance Goals applicable under each such Award, the Performance Periods, the price, if any, to be paid by the Participant for such Performance Shares upon the achievement of the Performance Goals, and all other limitations and conditions applicable to the Performance Share Awards. In no event shall the payment of a Performance Share Award be accelerated if to do so would subject the Participant to an additional tax pursuant to section 409A of the Code.
11.2.   Rights as a Stockholder.   A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Common Stock actually received by the Participant upon satisfaction of all conditions specified in the Award Agreement evidencing the Performance Share Award and not with respect to shares subject to the Award but not actually received by the Participant.

11.3.   Separation from Service.   Except as otherwise provided by the Committee in an Award Agreement, all Performance Share Awards that are unvested upon a Participant’s Separation from Service shall be immediately forfeited upon such Participant’s Separation from Service.
12.   Cash-Based Awards.
12.1.   Terms and Conditions.   The Committee, in its sole discretion, may grant Awards to Participants denominated in cash in such amounts and subject to such terms and conditions as the Committee may determine, including, but not limited to, vesting conditions. Each such Cash-Based Award shall specify a payment amount, payment formula or payment range as determined by the Committee. The Award Agreement shall set forth the Permissible Payment Event on which the Cash-Based Award shall be settled. In no event shall the payment of a Cash-Based Award be accelerated if to do so would subject the Participant to an additional tax pursuant to section 409A of the Code.
12.2.   Separation from Service.   Except as otherwise provided by the Committee in an Award Agreement, all Cash-Based Awards that are unvested upon a Participant’s Separation from Service shall be immediately forfeited upon such Participant’s Separation from Service.
13.   Performance-Based Awards.
13.1.   General.   The purpose of this Section 13 is to provide the Committee the ability to design any Award so that the amounts or shares payable or distributed pursuant to such Award qualify as “performance-based compensation” under section 162(m) of the Code. For purposes of Performance-Based Awards granted to Covered Employees, the provisions of this Section 13 shall apply in addition to and, where necessary, in lieu of the provisions of the other provisions of this Plan. Only Covered Employees shall be subject to the restrictions contained in this Section 13 and only with respect to Awards intended to be Performance-Based Awards.
13.2.   Establishment of Performance Goals for Covered Employees.   The Committee will, in its sole discretion, designate within the earlier of the (a) first 90 days of a Performance Period and (b) lapse of 25% of the period of service to which the Performance Goals relate, which Covered Employees will be Participants for such period. However, designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. The determination as to whether or not such Participant becomes entitled to an Award for such Performance Period shall be decided solely in accordance with the provisions of this Section 13. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employee as a Participant in such period or in any other period.
13.3.   Discretion of Committee with Respect to Performance-Based Awards.   With regards to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the types of Awards to be issued, the kinds and/or levels of the Performance Goals, whether the Performance Goals are to apply to the Company or any one or more subunits thereof. Within the earlier of (a) the first 90 days of a Performance Period and (b) the lapse of 25% of the period of service, and in any event while the outcome is substantially uncertain, the Committee shall, with regards to the Performance-Based Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section and record the same in writing.
13.4.   Conditions to Receipt of Performance-Based Awards.   Except as otherwise provided in such Participant’s Employment Agreement, a Participant shall be eligible to receive a Performance-Based Award for a Performance Period only to the extent that the Performance Goals for such period are achieved. In addition, unless otherwise provided in the relevant Award Agreement or Employment Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance-Based Award for such Performance Period.
13.5.   Modification of Performance Goals.   The Committee, in its sole discretion, may modify the Performance Goals for Performance-Based Awards applicable to a Performance Period, provided that such modification is made only to reflect a change in the capitalization of the Company or a Subsidiary, such as a stock split or dividend, or a corporate transaction, such as a merger, any consolidation of the Company or a Subsidiary into another corporation, any separation of the Company or a Subsidiary (including a spinoff or other distribution of stock or property), any reorganization of a the Company or a Subsidiary, or any partial or complete liquidation of the Company or a Subsidiary.
13.6.   Certification of Performance; Negative Discretion.   Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the period. The Committee shall then determine the actual size of each Participant’s Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate, to reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period through the use of Negative Discretion, if in its sole judgment, such reduction or elimination is appropriate.
13.7.   Timing of Performance-Based Award Payments.   Performance-Based Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following the completion of the certifications required by Section 13.6.
14.   Adjustments to Shares, Terms and Conditions and Performance Goals.
14.1.   Adjustments to Shares.   In the event that the Committee shall determine that any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, and (iv) the exercise or grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made that would cause the Plan to violate section 422 of the Code with respect to Incentive Stock Options or that would adversely affect the status of any Performance-Based Award.
14.2.   Adjustments to Terms and Conditions and Performance Goals.   In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of any unforeseen events or changes in circumstances, or in response to changes in applicable laws, regulations, accounting principles or otherwise. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Award to the extent that such adjustment would adversely affect the status of the Award as a Performance-Based Award.
15.   Section 409A.
15.1.   General.   To the extent determined necessary or advisable by the Committee in its sole discretion, Awards hereunder shall be interpreted to the extent possible to comply with the provisions of section 409A of the Code (or avoid application of such Code section), to the extent applicable. Participants shall be deemed to consent to any changes to Awards that the Board determines are necessary or advisable to comply with the provisions of section 409A of the Code. Adjustments made pursuant to Section 14 shall, to the extent determined necessary or advisable in the sole discretion of the Committee, be made in compliance with the requirements of section 409A of the Code or, if applicable, to avoid application of section 409A of the Code.
15.2.   Specified Employees.   Notwithstanding anything set forth in the Plan or an Award Agreement to the contrary, if any Award pursuant to Section 6, 9, 10, 11 or 12 that is scheduled to be paid or delivered to a Participant that is a Specified Employee upon such Participant’s Separation from Service would subject such Participant to any tax, interest or penalty imposed under section 409A of the Code if such Award were paid or delivered to such Participant within six months after such Separation from Service, then such Award shall not be paid or delivered to such Participant until the date which is six months and one day after the date of Participant’s Separation from Service or, if earlier, the date of Participant’s death following such Separation from Service (the “Delayed Payment Date”). All such amounts that would, but for this Section 15.2, become payable or deliverable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date without interest.
16.   Dividends and Dividend Equivalents.
16.1.   General.   If an Award is granted in the form of Restricted Stock, Deferred Stock, Stock Units or Performance Share Awards, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award’s payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time(s) as the Committee shall determine in the Award Agreement. The Award Agreement may provide, in the Committee’s discretion, that dividends or dividend equivalents that are not paid currently accrue interest, be reinvested into additional shares of Common Stock or be credited as additional Restricted Stock, Deferred Stock, Stock Units or Performance Shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.
16.2.   Reinvestment of Dividends.   Reinvestment of dividends paid in accordance with Section 16.1 in additional Awards payable in Common Stock shall only be permissible if sufficient shares of Common Stock are available for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares of Common Stock are not available for such reinvestment or payment, such reinvestment or payment shall, as set forth in the Award Agreement, be either payable immediately in cash or made in the form of a grant of Stock Units equal in number to the shares that would have been obtained by such payment or reinvestment, the terms of which Stock Units shall provide for settlement in cash and for dividend equivalent reinvestment in further Stock Units.
17.   Change in Control.
17.1.   Full Vesting.   Except to the extent the Committee specifically establishes otherwise in an Award Agreement, immediately upon the occurrence of a Change in Control: (a) any Options and SARs outstanding which are not then exercisable and vested shall become fully exercisable and vested; (b) the Restriction Period applicable to any Restricted Stock shall lapse; (c) the Deferral Period applicable to any Deferred Stock shall lapse; (d) all Stock Units, Performance Share Awards and Cash-Based Awards shall vest in full and any conditions applicable thereto shall be deemed satisfied; (e) all Performance Goals applicable to any Award shall be deemed to have been met at 100% of target; and (f) the Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan’s purposes.
17.2.   Options and SARs.   With respect to all Options or SARs that are unexercised and outstanding upon a Change in Control, the Committee may, in its sole discretion in an Award Agreement or otherwise, provide for one or more of the following:
17.2.1.   such Options or SARs shall be cancelled in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying an Option or SAR (to the extent such Option or SAR is exercisable at such time) as of the date of the Change of Control over the Exercise Price of the Option or SAR. If the Fair Market Value of the Common Stock underlying an Option or SAR does not exceed the Exercise Price, then the Option or SAR may be cancelled without any payment; and/or
17.2.2.   such Options or SARs shall be terminated immediately prior to the Change of Control, if the Participant fails to exercise the Option or SAR (to the extent such Option or SAR is exercisable at such time) within a specified period (of at least seven days) following the Participant’s receipt of a written notice of such Change of Control and of the Company’s intention to terminate the Option or SAR prior to such Change of Control; and/or

17.2.3.   such Options or SARs shall be assumed by the successor corporation, and shall be substituted with options involving the common stock of the successor corporation with equivalent value and with terms and conditions substantially similar to those Options or SARs granted by the Company.
17.3.   Restricted Stock, Deferred Stock, Stock Units or Performance Share Awards.   With respect to Restricted Stock, Deferred Stock, Stock Units or Performance Share Awards, the Committee may, upon a Change in Control, in its sole discretion in an Award Agreement or otherwise, provide for one or more of the following:
17.3.1.   such Award shall be cancelled in exchange for a payment in cash or Common Stock in an amount equal to the Fair Market Value of the applicable Award; and/or
17.3.2.   such Award shall be assumed by the successor corporation, and shall be substituted with a similar award involving the common stock of the successor corporation with equivalent value and with terms and conditions substantially similar to the applicable Award awarded by the Company.
17.4.   Cash-Based Awards.   With respect to Cash-Based Awards, the Committee may, upon a Change in Control, in its sole discretion in an Award Agreement or otherwise, provide for one or more of the following:
17.4.1.   all or a portion of the Cash-Based Award shall be settled in an amount to be determined by the Committee in its sole discretion; provided, that notwithstanding anything in the Plan to the contrary, the Committee may determine, in its sole discretion, the portion of any Cash-Based Award that is a Performance-Based Award to be settled and/or payable; and/or
17.4.2.   such Cash-Based Award shall be assumed by the successor corporation, and shall be substituted with a cash-based award with equivalent value and with terms and conditions that are substantially similar to those of the substituted Cash-Based Award awarded by the Company.
18.   Amendment and Termination.
18.1.   Amendment and Termination of the Plan.   The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company’s stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company’s stockholders if (a) such action would increase the number of shares subject to the Plan, (b) such action results in the “repricing” of any Option or SAR otherwise than in accordance with Section 14.1, or (c) such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted; provided, however, that, subject to Section 15, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto.
18.2.   Amendment and Termination of Awards.   The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, subject to Section 18.4, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award; provided, further, however, that each Participant shall be deemed to have consented to any amendments to an Award to the extent necessary for that Award to satisfy Section 15.
18.3.   Substitution of Awards.   The Committee may, without the consent of any Participant, substitute any Award granted under the Plan which by its terms is intended to be settled in shares of Common Stock for any other type of Award intended to be settled in shares of Common Stock, including without limitation, the substitution of SARs intended to be settled in shares of Common Stock for Options; provided, however, that the terms of the substituted Award and the economic benefit of the substituted Award are substantially similar to the terms and economic benefit of the Award being replaced.

18.4.   Performance Goals.   The foregoing notwithstanding, any Performance Goal or other performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee’s assessment of the Company’s strategy, performance of comparable companies, and other circumstances, except, with respect to Performance-Based Awards, to the extent that any such adjustment to a performance condition would adversely affect the status of such Award as a Performance-Based Award.
19.   No Right to Employment or Service.   Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Subsidiary. For purposes of this Plan, transfer of employment between the Company and its Subsidiaries shall not be deemed a termination of employment or service, and, to the extent provided by the Committee, change in status between an Employee, Consultant and/or Non-Employee Director shall also not be deemed a termination of employment or service.
20.   Taxes.
20.1.   Withholding.   The Company or any Subsidiary is authorized to withhold from any payment relating to an Award under the Plan, including from a distribution of Common Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or the Subsidiary and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, provided that in the event the Company withholds or receives Common Stock or other property, the amounts withheld may not exceed minimum statutory withholding requirements.
20.2.   No Tax Advice or Guarantee of Tax Consequences.   No person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, and the Committee, makes any representation, commitment, or guarantee that any particular specific or favorable tax treatment, including, but not limited to, federal, state and local income, excise, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan. All taxes are the responsibility of the Participant, who should consult his or her tax advisor.
21.   Limits on Transferability; Beneficiaries.   No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee. Once issued, the shares of Common Stock received by Participants may be freely transferred, assigned, pledged or otherwise subjected to lien, subject to: (i) the transfer restrictions on Restricted Stock in Section 6 above, (ii) the restrictions, if any, that may be imposed by the Committee in an Award Agreement, and (iii) the restrictions imposed by the Securities Act of 1933, Section 16 of the Exchange Act and the Company’s Insider Trading Policy, each as amended from time to time.

22.   Plan is Unfunded.   It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.
23.   No Rights to Awards; No Stockholder Rights.   No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Common Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.
24.   International Participants.   Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of the laws in countries outside the United States in which the Company operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which Eligible Persons (if any) employed by the Company outside the United States should participate in the Plan, (ii) modify the terms and conditions of any Awards made to such Eligible Persons, and (iii) establish sub-plans, modified Option exercise procedures and other Award terms, conditions and procedures to the extent such actions may be necessary or advisable to comply with provisions of the laws in such countries outside the United States in order to assure the lawfulness, validity and effectiveness of Awards granted under the Plan and to the extent such actions are consistent with the Committee’s authority to amend the Plan absent shareholder approval pursuant to Section 18.1.
25.   Securities Law Requirements.
25.1.   No Award granted hereunder shall be exercisable if the Company shall at any time determine that (a) the listing upon any securities exchange, registration or qualification under any state or federal law of any Common Stock otherwise deliverable upon such exercise, or (b) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (a) or clause (b) above, the exercisability of such Awards shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when exercisability has been suspended.
25.2.   The Committee may require, as a condition to the right to exercise any Award that the Company receive from the Participant, at the time any such Award is exercised, vests or any applicable restrictions lapse, representations, warranties and agreements to the effect that the shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. Such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.
26.   Data Protection.   By participating in the Plan, the Participant consents to the collection, processing, transmission and storage by the Company, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan
27.   Fractional Shares.   The Company will not be required to issue any fractional shares of Common Stock pursuant to the Plan. The Committee may provide for the elimination of fractions and for the settlement of fractions in cash.
28.   Governing Law. To the extent that Federal laws do not otherwise control, the validity and construction of the Plan and any Award Agreement entered into thereunder shall be construed and enforced in accordance with the laws of the State of Delaware, but without giving effect to the choice of law principles thereof.

29.   Effective Date; Shareholder Approval.   The Plan in its original form became effective on May 6, 2008, the date on which it was initially approved by the Company’s stockholders, and became effective in its amended form upon the approval of certain amendments by the Company’s stockholders on May 18, 2010. The Plan, as amended and restated herein, was adopted by the Board on March 31, 2017 subject to the approval by a majority of the Company’s stockholders present and entitled to vote at the May 23, 2017 annual meeting of the Company and is continued in effect. This amendment and restatement of the Plan shall apply to Awards made after May 23, 2017 and, except to the extent it would adversely affect the rights of Participants with respect to Awards made prior to such date or be a “material modification” of such Awards within the meaning of Code Section 409A, shall also apply to Awards outstanding as of May 23, 2017.
30.   Termination.   No Awards under the Plan shall be made after May 23, 2027.

B&G Foods, Inc.

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Your vote matters – here's how to vote!

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2023 Annual Meeting Proxy Card

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1. Election of Directors (Proposal No. 1):

Nominee	For	Against	Abstain
01 - DeAnn L. Brunts	☐	☐	☐
02 - Debra Martin Chase	☐	☐	☐
03 - Kenneth C. Keller	☐	☐	☐
04 - Charles F. Marcy	☐	☐	☐
05 - Robert D. Mills	☐	☐	☐
06 - Dennis M. Mullen	☐	☐	☐
07 - Cheryl M. Palmer	☐	☐	☐
08 - Alfred Poe	☐	☐	☐
09 - Stephen C. Sherrill	☐	☐	☐
10 - David L. Wenner	☐	☐	☐

2. Approval, by non-binding advisory vote, of executive compensation (Proposal No.2): For ☐ Against ☐ Abstain ☐

3. Recommendation, by non-binding advisory vote, for the frequency of executive compensation votes (Proposal No. 3): 1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

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B&G Foods, Inc.000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extIf no electronic voting,delete QR code and control #Δ ≈OnlineGo to www.investorvote.com/BGS or scanthe QR code — login details are located inthe shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/BGSPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYou may vote online or by phone instead of mailing this card.Your vote matters – here’s how to vote!OnlineGo to www.investorvote.com/BGS or scanthe QR code — login details are located inthe shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/BGSPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.2023 Annual Meeting Proxy Card 1234 5678 9012 345_IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE._Proposals — The Board of Directors recommends a vote FOR each of the nominees in Proposal No. 1 and FOR Proposal Nos. 2, 4 and 5and ONE YEAR on Proposal No. 3.1. Election of Directors (Proposal No. 1):01 - DeAnn L. Brunts04 - Charles F. Marcy07 - Cheryl M. Palmer02 - Debra Martin Chase05 - Robert D. Mills08 - Alfred Poe03 - Kenneth C. Keller06 - Dennis M. Mullen09 - Stephen C. Sherrill2. Approval, by non-binding advisory vote, of executivecompensation (Proposal No.2):For Against Abstain For Against Abstain For Against Abstain 10 - David L. Wenner1 Year 2 Years 3 Years Abstain 4. Ratification of appointment of KPMG LLP as independentregistered public accounting firm (Proposal No. 4):For Against Abstain5. Approval of amendment to Omnibus Incentive CompensationPlan (Proposal No. 5): For Against AbstainB Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.7 5 5 5 4MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC1234567891 U P X

The 2023 Annual Meeting of Stockholders of B&G Foods, Inc. will be held on Wednesday, May 17, 2023, 10:00 a.m., Eastern Time, virtually via the Internet at https://meetnow.global/MSKHTG2. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting. The Proxy Statement and the 2022 Annual Report to Stockholders are available at: https://materials.proxyvote.com/05508R Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BGS _IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE._ Proxy — B&G Foods, Inc. Proxy for Annual Meeting of Stockholders — May 17, 2023 This Proxy is Solicited on Behalf of the Board of Directors The undersigned holder of Common Stock of B&G FOODS, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Bruce C. Wacha and Scott E. Lerner, or either one of them, with full power to act alone and to designate substitutes, the true and lawful proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held virtually via the Internet at https://meetnow.global/MSKHTG2, on May 17, 2023 at 10:00 a.m., Eastern Time, and at any and all adjournments and postponements thereof (the “Annual Meeting”), on all matters that may come before such Annual Meeting. Said proxies are instructed to vote on the following matters in the manner herein specified. If this proxy is properly executed, the shares of Common Stock covered hereby will be voted as specified herein. If no specification is made, such shares will be voted “FOR” each of the nominees in Proposal No. 1 and “FOR” each of Proposal Nos. 2, 4 and 5 and “ONE YEAR” on Proposal No. 3; and in the discretion of the persons named as proxies as to any other matter that may properly come before the Annual Meeting. The undersigned hereby revokes all previous proxies. (Continued and to be marked, dated and signed, on the other side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.